--------------------------------------------------------------------------------
                                  SMITH BARNEY
                               SECTOR SERIES INC.
                                  SMITH BARNEY
                             FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

               RESEARCH SERIES | ANNUAL REPORT | OCTOBER 31, 2002










                            [LOGO]  Smith Barney
                                    Mutual Funds

                Your Serious Money. Professionally Managed.(SM)


           -----------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
           -----------------------------------------------------------

[GRAPHIC OMITTED] Research Series

ANNUAL REPORT o OCTOBER 31, 2002

SMITH BARNEY
FINANCIAL SERVICES FUND*

SMITH BARNEY FUND MANAGEMENT LLC

Smith Barney Fund Management LLC is the investment manager to the Fund. Citi Fund Management Inc. is the subadviser. The Fund's management team follows a systematic and rigorous approach designed to provide appropriate exposure to the market sector.

FUND OBJECTIVE

The Fund seeks long-term capital appreciation by investing primarily in common stocks. The Fund invests at least 80% of its assets in securities of companies principally engaged in providing financial services to consumers and industries. These companies may include, for example, commercial banks, savings and loan associations, broker-dealers, investment banks, investment advisers, insurance companies, real estate-related companies, leasing companies, and consumer and industrial finance companies.

FUND FACTS

FUND INCEPTION
-------------------------------
February 28, 2000


             CLASS A    CLASS B   CLASS L
--------------------------------------------
NASDAQ       SBFAX      SBFBX     SFSLX
--------------------------------------------
INCEPTION    2/28/00    2/28/00   2/28/00
--------------------------------------------


SMITH BARNEY FINANCIAL SERVICES FUND*
AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2002+

                        WITHOUT SALES CHARGES(1)

                    Class A       Class B    Class L
-----------------------------------------------------------
One-Year             (5.35)%      (6.02)%    (6.02)%
-----------------------------------------------------------
Since Inception++     6.71         5.91       5.91
-----------------------------------------------------------


                          WITH SALES CHARGES(2)

                    Class A      Class B    Class L
-----------------------------------------------------------
One-Year            (10.08)%     (10.47)%    (7.84)%
-----------------------------------------------------------
Since Inception++     4.68         4.88       5.51
-----------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

    ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 * Since the Fund focuses its investments on companies involved in financial services, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 ++ Inception date for Class A, B and L shares is February 28, 2000.

--------------------------------------------------------------------------------
WHAT'S INSIDE

Your Investment in the Smith Barney
  Financial Services Fund ........................................   1
Letter to Our Shareholders .......................................   2
Historical Performance ...........................................   4
Fund at a Glance .................................................   6
Schedule of Investments ..........................................   7
Statement of Assets and Liabilities ..............................   9
Statement of Operations ..........................................  10
Statements of Changes in Net Assets ..............................  11
Notes to Financial Statements ....................................  12
Financial Highlights .............................................  16
Tax Information ..................................................  17
Independent Auditors' Report .....................................  18
Additional Information ...........................................  19


[LOGO] Smith Barney
       Mutual Funds

YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.(SM)

    ----------------------------------------------------------------------------
    INVESTMENT PRODUCTS: NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
    ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       YOUR INVESTMENT IN THE SMITH BARNEY
                             FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

The Smith Barney Financial Service Fund ("Portfolio") offers investors the opportunity to participate in the long-term growth potential of the financial services industry. The Portfolio's management team comprises a seasoned group of investment and research professionals who follow a systematic, rigorous approach designed to provide appropriate exposure to the financial sector.

[GRAPHIC OMITTED] -- FINANCIAL SERVICES -- A DYNAMIC MARKET SECTOR

Increased demand, combined with industry consolidation, evolving distribution channels and deregulation, may offer exciting investment opportunities in the financial services industry.

[GRAPHIC OMITTED] -- DIVERSIFICATION IN A TARGETED SECTOR*

An investment in the Portfolio offers investors a way to invest in the broad range of financial service companies both in the U.S. and abroad. The Portfolio's investments may include companies in a wide range of industries such as commercial banks, real estate and insurance, among others.

[GRAPHIC OMITTED] -- THE BENEFITS OF EXHAUSTIVE FUNDAMENTAL SECURITIES ANALYSIS
                     -- THE RESEARCH SERIES

While most investors recognize that certain sectors drive the economy, we believe it is much more difficult to determine which companies within a particular sector, such as financial services, will outperform their competitors over time. The Research Series is a selection of funds built on a foundation of substantial buy-side research. Our team of experienced professionals seeks to offer you an opportunity to invest in the companies it believes are best positioned within their respective industries--companies that may offer growth potential over the long term.

Yet, when investing in a sector fund, it is important to understand that these funds may experience a significant amount of volatility, particularly in the short-term. Investors should maintain a long-term investment horizon, and should remember that sector funds may be appropriate as part of an overall portfolio that has more conservative investments.








-----------------
* PLEASE NOTE THAT BECAUSE THE PORTFOLIO INVESTS IN A SINGLE INDUSTRY, ITS SHARES DO NOT REPRESENT A COMPLETE INVESTMENT PROGRAM; THE VALUE OF ITS SHARES MAY FLUCTUATE MORE THAN SHARES INVESTED IN A BROADER RANGE OF INDUSTRIES.


     1 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

DEAR SHAREHOLDER,

Enclosed herein is the annual report for the Smith Barney Sector Series Inc. ("Fund") -- Smith Barney Financial Services Fund ("Portfolio") for the year ended October 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

SPECIAL NOTICE TO SHAREHOLDERS

We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Fund replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

PERFORMANCE REVIEW

For the year ended October 31, 2002, the Portfolio's Class A shares, without sales charges, returned negative 5.35%. In comparison, the Goldman Sachs Financials Index ("Goldman Sachs Index")(1) returned negative 1.03% for the same period.

MANAGEMENT TEAM MARKET OVERVIEW

In our opinion, the past year will most likely go down in history as one of the toughest environments for global markets generally and for the global financial services sector in particular. While the U.S. financial sector has been in the public eye, due in large part to the travails of the corporate sector, unusually, it was Europe that caused most damage to the financial sector during the period, especially in the third quarter of 2002.

In Europe, both banks and insurance companies have been severely impacted by the period's equity market downturn. In addition, many of the large European banks have significant exposure to the corporate sector in the U.S., which is pressuring credit quality in their loan books. Also, economic growth has slowed sharply in major markets in Europe, such as Germany. This has resulted in the downgrading of earnings expectations, and in certain cases, concerns over the adequacy of some companies' capital levels. However, we have found that the better-capitalized companies, with defensive traditional franchises, have continued to do well. The weakness in the capital markets has resulted in sharp declines in investment banking revenues, which has impacted the large investment banks both in the U.S. and in Europe. We have found that many investment banks that have been proactive in reducing headcount and aligning costs in keeping with lower market levels are outperforming their competitors on a relative basis.

The weakest performing segment globally, most notably in the third quarter of calendar year 2002, has been the insurance sector, where capitalization levels are more directly linked to equity market performance. The sharp decline in equity markets has therefore put pressure on the whole sector, which has led some insurance companies to raise capital in order to preserve their liquidity and solvency. Here again, we have found that companies that have been proactive in managing their equity market exposure, and have been well-capitalized, have outperformed the sector.

We have observed that in both the U.S. and in the U.K., the traditional bank sector, as well as sectors linked to the mortgage industry, have performed well, both in absolute and relative terms. Traditional banking has continued to benefit from a low interest rate environment, strong deposit growth and the strong housing price environment, which we believe is encouraging strong mortgage growth.

In Japan, a positive finish to the year came on the back of market expectations that the government would help support the equity markets and provide funds to aid the beleaguered banking sector. We continue to be cautious of the risks to equity shareholders in the Japanese financial services market, and in fact, at the close of the period, some bank shares have been returning back some of their gains.

--------------
(1) THE GOLDMAN SACHS INDEX IS COMPOSED OF COMPANIES IN THE BANKING SERVICES, BROKERAGE, ASSET MANAGEMENT, INSURANCE AND REAL ESTATE INDUSTRIES. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.


     2 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

In emerging markets, the focus continued to be on Brazil and the developing political scenario there. However, other emerging markets have not been directly impacted by Brazil's problems and we believe that many regions continued to perform well on a relative basis, particularly in Asia.

MANAGEMENT TEAM PORTFOLIO OVERVIEW

Because bottom-up(2) research drives our stock selection, we believe that our overall industry mix captures the top-down(3) strategic industry themes (changing demographics, industry consolidation and use of technological innovation to reduce costs), which we use for estimate forecasting and rating formulation. Since these industries are dynamic, as situations and analyst ratings change, so will the portfolio holdings to reflect the changes.

In the second half of the period, the portfolio structure has changed to reflect the themes that our research team has found to be important in the sector. Our current portfolio positioning has overweight positions in diversified financial services firms, commercial services and banks, and is underweight in savings and loans, insurance and REITs. Over the past six months, these weights have evolved as the diversified financials position has increased, the bank overweight has been reduced, and our REIT underweight has increased.

Significant transactions made in the latter half of the period were purchases of asset managers Franklin Resources Inc. and Amvescap PLC, along with processing companies State Street Cos., Inc. and Northern Trust Corp. Positions were reduced in Wachovia Corp., Marsh & McLennan Cos. Inc. and Bank One Corp., and we eliminated holdings in Merrill Lynch & Co. Inc. and Synovus Financial Corp. during the period. Purchase transactions were primarily driven from our bottom-up best ideas, while sales were driven largely due to what we believed to be a deterioration of stock attractiveness and risk management considerations.

MANAGEMENT TEAM MARKET AND PORTFOLIO OUTLOOK

On balance, we feel that the recent price declines in the sector as a whole have opened up some very attractive opportunities. While some companies will no doubt suffer significant damage in this environment, we believe the strongly capitalized companies, with durable franchises will come out even stronger from this downturn, and we remain focused on trying to identify and own those companies.

Thank you for your investment in the Smith Barney Financial Services Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ R. Jay Gerken
-----------------
R. Jay Gerken
Chairman

NOVEMBER 18, 2002

THE INFORMATION PROVIDED IN THIS LETTER BY THE MANAGEMENT TEAM REPRESENTS THE OPINION OF THE MANAGEMENT TEAM AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE MANAGEMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER MANAGEMENT TEAMS OR OF THE FIRM AS A WHOLE. FURTHERMORE, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE PORTFOLIO OR THAT THE PERCENTAGE OF THE PORTFOLIO'S ASSETS IN VARIOUS SECTORS WILL REMAIN THE SAME. PLEASE REFER TO PAGES 7 AND 8 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO'S HOLDINGS, THE PORTFOLIO'S PERFORMANCE, AND THE MANAGEMENT TEAM'S VIEWS ARE AS OF OCTOBER 31, 2002 AND ARE SUBJECT TO CHANGE.

--------------------
(2) BOTTOM-UP INVESTING IS A SEARCH FOR OUTSTANDING PERFORMANCE OF INDIVIDUAL STOCKS BEFORE CONSIDERING THE IMPACT OF ECONOMIC TRENDS.

(3) TOP-DOWN REFERS TO AN INVESTING STYLE THAT BEGINS WITH AN ASSESSMENT OF TRENDS IN THE GENERAL ECONOMY, FOLLOWED BY SELECTING THOSE INVESTMENTS THAT THE MANAGER BELIEVES WILL MOST LIKELY BENEFIT FROM THOSE TRENDS.


      3 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE -- CLASS A SHARES
--------------------------------------------------------------------------------

                                       NET ASSET VALUE
                              ----------------------------
                               BEGINNING            END             INCOME         CAPITAL GAIN          TOTAL
YEAR ENDED                      OF YEAR           OF YEAR          DIVIDENDS       DISTRIBUTIONS      RETURNS(1)+
-----------------------------------------------------------------------------------------------------------------
10/31/02                         $13.87           $12.46             $0.00            $0.76            (5.35)%
-----------------------------------------------------------------------------------------------------------------
10/31/01                          15.89            13.87              0.06             0.47            (9.83)
-----------------------------------------------------------------------------------------------------------------
Inception* -- 10/31/00            11.40            15.89              0.00             0.00            39.39++
-----------------------------------------------------------------------------------------------------------------
Total                                                                $0.06            $1.23
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE -- CLASS B SHARES
--------------------------------------------------------------------------------

                                       NET ASSET VALUE
                              ----------------------------
                               BEGINNING            END             INCOME         CAPITAL GAIN          TOTAL
YEAR ENDED                      OF YEAR           OF YEAR          DIVIDENDS       DISTRIBUTIONS      RETURNS(1)+
-----------------------------------------------------------------------------------------------------------------
10/31/02                         $13.73           $12.24             $0.00            $0.76             (6.02)%
-----------------------------------------------------------------------------------------------------------------
10/31/01                          15.81            13.73              0.01             0.47            (10.54)
-----------------------------------------------------------------------------------------------------------------
Inception* -- 10/31/00            11.40            15.81              0.00             0.00             38.68++
-----------------------------------------------------------------------------------------------------------------
Total                                                                $0.01            $1.23
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE -- CLASS L SHARES
--------------------------------------------------------------------------------

                                       NET ASSET VALUE
                              ----------------------------
                               BEGINNING            END             INCOME         CAPITAL GAIN          TOTAL
YEAR ENDED                      OF YEAR           OF YEAR          DIVIDENDS       DISTRIBUTIONS      RETURNS(1)+
-----------------------------------------------------------------------------------------------------------------
10/31/02                         $13.73           $12.24             $0.00            $0.76             (6.02)%
-----------------------------------------------------------------------------------------------------------------
10/31/01                          15.81            13.73              0.01             0.47            (10.55)
-----------------------------------------------------------------------------------------------------------------
Inception* -- 10/31/00            11.40            15.81              0.00             0.00             38.68++
-----------------------------------------------------------------------------------------------------------------
Total                                                                $0.01            $1.23
-----------------------------------------------------------------------------------------------------------------

IT IS THE PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.


     4 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS+
--------------------------------------------------------------------------------

                                                  WITHOUT SALES CHARGES(1)
                                            ------------------------------------
                                            CLASS A      CLASS B     CLASS L
--------------------------------------------------------------------------------
Year Ended 10/31/02                         (5.35)%       (6.02)%    (6.02)%
--------------------------------------------------------------------------------
Inception* through 10/31/02                  6.71          5.91       5.91
--------------------------------------------------------------------------------

                                                   WITH SALES CHARGES(2)
                                            ------------------------------------
                                            CLASS A      CLASS B     CLASS L
--------------------------------------------------------------------------------
Year Ended 10/31/02                        (10.08)%      (10.47)%    (7.84)%
--------------------------------------------------------------------------------
Inception* through 10/31/02                  4.68          4.88       5.51
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS+
--------------------------------------------------------------------------------

                                                      WITHOUT SALES CHARGES(1)
--------------------------------------------------------------------------------
CLASS A (INCEPTION* THROUGH 10/31/02)                            18.96%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/02)                            16.60
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/02)                            16.58
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE AND DOES NOT REFLECT THE DEDUCTION OF THE APPLICABLE SALES CHARGES WITH RESPECT TO CLASS A AND L SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ("CDSC") WITH RESPECT TO CLASS B AND L SHARES.

(2) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE. IN ADDITION, CLASS A AND L SHARES REFLECT THE
    DEDUCTION OF THE MAXIMUM INITIAL SALES CHARGES OF 5.00% AND 1.00%, RESPECTIVELY; CLASS B SHARES REFLECT THE DEDUCTION OF A 5.00% CDSC, WHICH APPLIES IF SHARES ARE REDEEMED WITHIN ONE YEAR FROM INITIAL PURCHASE. THEREAFTER, THE CDSC DECLINES BY 1.00% PER YEAR UNTIL NO CDSC CHARGE IS INCURRED. CLASS L SHARES ALSO REFLECT THE DEDUCTION OF A 1.00% CDSC, WHICH APPLIES IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.

 *  INCEPTION DATES FOR CLASS A, B AND L SHARES IS FEBRUARY 28, 2000.

 + THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION SHARES OF FUND SHARES.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.



      5 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY FINANCIAL SERVICES FUND AT A GLANCE (UNAUDITED)
--------------------------------------------------------------------------------

VALUE OF $10,000 INVESTED IN CLASS A, B AND L SHARES OF THE
SMITH BARNEY FINANCIAL SERVICES FUND VS. GOLDMAN SACHS FINANCIALS INDEX+

--------------------------------------------------------------------------------
                          FEBRUARY 2000 -- OCTOBER 2002

        [Data below were represented by a graph in the original report.]

                    Smith Barney   Smith Barney    Smith Barney
                      Financial      Financial       Financial     Goldman Sachs
                   Services Fund   Services Fund   Services Fund    Financials
                  Class A Shares  Class B Shares  Class L Shares       Index
                  --------------  --------------  --------------   -------------
Feb. 28, 2000         $ 9,500         $10,000         $ 9,900        $10,000
Apr 2000               10,725          10,281          11,168         11,349
Oct 2000               13,242          13,868          13,730         13,919
Apr 2001               13,093          13,662          13,533         13,830
Oct 2001               11,940          12,406          12,281         12,555
Apr 2002               13,441          13,917          13,786         14,277
Oct 31, 2002           11,301          11,360          11,542         12,425

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on February 28, 2000, assuming deduction of the maximum 5.00% and 1.00% initial sales charges at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% and 1.00% CDSC's for Class B and L shares, respectively. It also reflects reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The Goldman Sachs Financials Index is comprised of companies in the banking services, brokerage, asset management, insurance and real estate industries. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

-----------------------------------------------------------
                     TOP TEN HOLDINGS*++
-----------------------------------------------------------
 1. WELLS FARGO & CO. ...............................  6.7%
 2. AMERICAN INTERNATIONAL GROUP, INC. ..............  6.6
 3. BERKSHIRE HATHAWAY INC. .........................  6.1
 4. FANNIE MAE ......................................  4.9
 5. AMERICAN EXPRESS CO. ............................  4.5
 6. FREDDIE MAC .....................................  4.5
 7. BANK OF AMERICA CORP. ...........................  3.5
 8. J.P. MORGAN CHASE & CO. .........................  3.3
 9. THE BANK OF NEW YORK CO., INC. ..................  2.5
10. SUNTRUST BANKS, INC. ............................  2.4
-----------------------------------------------------------

-----------------------------------------------------------
                  INVESTMENT BREAKDOWN*#
-----------------------------------------------------------

    [Data below were represented by a pie chart in the
                    original report.]

        Banks                                40.6%
        Insurance                            22.9%
        Financial Companies and Services     21.5%
        Brokers and Investment Managers      10.0%
        Savings and Loan                      3.3%
        Consumer Services                     1.3%
        Discount Notes                        0.4%

* ALL INFORMATION IS AS OF OCTOBER 31, 2002. PLEASE NOTE THAT THE PORTFOLIO'S HOLDINGS ARE SUBJECT TO CHANGE.
++ AS A PERCENTAGE OF TOTAL COMMON STOCK.
#  AS A PERCENTAGE OF TOTAL INVESTMENTS.


     6 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2002
--------------------------------------------------------------------------------

     SHARES                      SECURITY                              VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 99.6%

BANKS -- 40.6%
        32,790      AmSouth Bancorporation                          $   642,684
        32,785      Bank of America Corp.                             2,288,393
        27,056      Bank of Montreal                                    665,307
        63,536      The Bank of New York Co., Inc.                    1,651,936
        39,467      Bank One Corp.                                    1,522,242
        20,702      Canadian Imperial Bank of Commerce                  525,210
         8,047      Comerica Inc.                                       351,332
        30,740      Huntington Bancshares Inc.                          581,294
       102,487      J.P. Morgan Chase & Co.                           2,126,605
        18,410      KeyCorp                                             449,756
         8,560      M&T Bank Corp.                                      701,235
        18,850      Marshall & Ilsley Corp.                             530,816
        27,419      Mellon Financial Corp.                              775,684
        23,200      Northern Trust Corp.                                807,824
        20,009      Regions Financial Corp.                             677,705
        29,590      Royal Bank of Canada                              1,043,639
        26,098      SouthTrust Corp.                                    668,631
        29,000      State Street Cos., Inc.                           1,199,730
        25,880      SunTrust Banks, Inc.                              1,574,539
        27,681      The Toronto-Dominion Bank                           529,538
        53,100      U.S. Bancorp                                      1,119,879
        15,483      UnionBancal Corp.                                   661,124
         6,032      Wachovia Corp.                                      209,853
        86,693      Wells Fargo & Co.                                 4,375,396
        24,363      Zions Bancorporation                                979,636
--------------------------------------------------------------------------------
                                                                     26,659,988
--------------------------------------------------------------------------------
BROKERS AND INVESTMENT MANAGERS -- 10.0%
        73,800      Amvescap PLC ADR                                    922,500
         9,463      The Bear Stearns Cos. Inc.                          577,716
        37,974      The Charles Schwab & Co.                            348,601
        45,289      Franklin Resources, Inc.                          1,494,084
        18,357      The Goldman Sachs Group, Inc.                     1,314,361
        10,362      Lehman Brothers Holdings Inc.                       551,984
        34,106      Morgan Stanley                                    1,327,406
--------------------------------------------------------------------------------
                                                                      6,536,652
--------------------------------------------------------------------------------
CONSUMER SERVICES -- 1.3%
        18,940      H&R Block, Inc.                                     840,557
--------------------------------------------------------------------------------
FINANCIAL COMPANIES AND SERVICES -- 21.5%
        80,947      American Express Co.                              2,944,042
        41,385      Aon Corp.                                           758,587
        28,700      Capital One Financial Corp.                         874,489
        13,600      Concord EFS, Inc.*                                  194,208
        47,913      Fannie Mae                                        3,203,463
        47,391      Freddie Mac                                       2,918,338



                       SEE NOTES TO FINANCIAL STATEMENTS.


     7 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 2002
--------------------------------------------------------------------------------

     SHARES                      SECURITY                              VALUE
--------------------------------------------------------------------------------
FINANCIAL COMPANIES AND SERVICES -- 21.5% (CONTINUED)
        21,570      Household International, Inc.                   $   512,503
        13,016      Marsh & McLennan Cos., Inc.                         607,977
        42,600      Paychex, Inc.                                     1,227,732
         8,920      SLM Corp.                                           916,441
--------------------------------------------------------------------------------
                                                                     14,157,780
--------------------------------------------------------------------------------
INSURANCE -- 22.9%
        37,180      AFLAC INC.                                        1,131,759
        16,148      The Allstate Corp.                                  642,368
        69,038      American International Group, Inc.                4,318,327
            54      Berkshire Hathaway Inc.*                          4,006,260
        12,336      Cincinnati Financial Corp.                          468,645
        10,296      The Hartford Financial Services Group, Inc.         406,692
         9,745      Jefferson-Pilot Corp.                               391,262
        12,704      Lincoln National Corp.                              387,599
         7,274      Loews Corp.                                         313,800
         8,631      MBIA Inc.                                           376,743
         7,094      MGIC Investment Corp.                               297,664
        13,300      The Progressive Corp.                               731,500
        13,102      Protective Life Corp.                               374,455
        15,965      XL Capital Ltd.                                   1,215,735
--------------------------------------------------------------------------------
                                                                     15,062,809
--------------------------------------------------------------------------------
SAVINGS AND LOAN -- 3.3%
        12,660      Golden West Financial Corp.                         874,300
        36,067      Washington Mutual, Inc.                           1,289,756
--------------------------------------------------------------------------------
                                                                      2,164,056
--------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Cost-- $73,188,190)                             65,421,842
--------------------------------------------------------------------------------

      FACE
     AMOUNT                      SECURITY                              VALUE
--------------------------------------------------------------------------------
DISCOUNT NOTES -- 0.4%
      $234,000      Federal Farm Credit Bank, zero coupon
                    due 11/1/02 (Cost -- $234,000)                      234,000
--------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $73,422,190**)                         $65,655,842
--------------------------------------------------------------------------------

 *  NON-INCOME PRODUCING SECURITY.
**  AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.



                       SEE NOTES TO FINANCIAL STATEMENTS.


     8 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             OCTOBER 31, 2002
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost-- $73,422,190)                     $65,655,842
     Cash                                                                   922
     Dividends and interest receivable                                   69,734
     Receivable for Fund shares sold                                     44,818
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                    65,771,316
--------------------------------------------------------------------------------
LIABILITIES:
     Payable for Fund shares purchased                                  219,940
     Distribution fees payable                                           90,428
     Management fee payable                                              87,216
     Accrued expenses                                                   177,321
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                  574,905
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $65,196,411
--------------------------------------------------------------------------------
NET ASSETS:
     Par value of capital shares                                    $     5,306
     Capital paid in excess of par value                             72,244,506
     Accumulated net investment loss                                     (4,214)
     Accumulated net realized gain from security transactions           717,058
     Net unrealized depreciation of investments and
       foreign currencies                                            (7,766,245)
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $65,196,411
--------------------------------------------------------------------------------

SHARES OUTSTANDING:
     Class A                                                          1,212,649
     ---------------------------------------------------------------------------
     Class B                                                          2,364,217
     ---------------------------------------------------------------------------
     Class L                                                          1,728,703
     ---------------------------------------------------------------------------

NET ASSET VALUE:
     Class A (and redemption price)                                      $12.46
     ---------------------------------------------------------------------------
     Class B *                                                           $12.24
     ---------------------------------------------------------------------------
     Class L **                                                          $12.24
     ---------------------------------------------------------------------------

MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of net asset value
       per share)                                                        $13.12
     ---------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)   $12.36
--------------------------------------------------------------------------------

  * REDEMPTION PRICE IS NAV OF CLASS B SHARES REDUCED BY A 5.00% CDSC IF SHARES ARE REDEEMED LESS THAN ONE YEAR FROM INITIAL PURCHASE (SEE NOTE 2).

 ** REDEMPTION PRICE IS NAV OF CLASS L SHARES REDUCED BY A 1.00% CDSC IF SHARES
    ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.



                       SEE NOTES TO FINANCIAL STATEMENTS.


     9 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                      FOR THE YEAR ENDED OCTOBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends                                                      $ 1,467,972
     Interest                                                             1,891
     Less: Foreign withholding tax                                      (16,378)
--------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                          1,453,485
--------------------------------------------------------------------------------

EXPENSES:
     Distribution fees (Note 2)                                         669,320
     Management fee (Note 2)                                            638,340
     Transfer agent fees                                                150,853
     Shareholder communications                                          82,852
     Registration fees                                                   56,826
     Directors' fees                                                     16,499
     Audit and legal                                                     14,411
     Custody                                                              5,393
     Other                                                               24,907
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                   1,659,401
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                    (205,916)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
     Realized Gain (Loss) From:
        Security transactions (excluding short-term securities)       1,101,322
        Foreign currency transactions                                       (82)
--------------------------------------------------------------------------------
     NET REALIZED GAIN                                                1,101,240
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation) From:
        Security transactions                                        (5,088,743)
        Foreign currency transactions                                       103
--------------------------------------------------------------------------------
     INCREASE IN NET UNREALIZED DEPRECIATION                         (5,088,640)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES                       (3,987,400)
--------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                              $(4,193,316)
--------------------------------------------------------------------------------




                       SEE NOTES TO FINANCIAL STATEMENTS.


     10 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS              FOR THE YEARS ENDED OCTOBER 31,
--------------------------------------------------------------------------------
                                                      2002             2001
--------------------------------------------------------------------------------
OPERATIONS:
     Net investment loss                          $   (205,916)    $   (189,494)
     Net realized gain                               1,101,240        4,230,334
     Increase in net unrealized depreciation        (5,088,640)     (13,564,862)
--------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM OPERATIONS         (4,193,316)      (9,524,022)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                  --          (95,070)
     Net realized gains                             (4,375,419)      (2,395,612)
--------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS
       TO SHAREHOLDERS                              (4,375,419)      (2,490,682)
--------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 7):
     Net proceeds from sale of shares               16,096,034       44,425,917
     Net asset value of shares issued for
       reinvestment of dividends                     4,157,273        2,389,628
     Cost of shares reacquired                     (25,373,865)     (29,750,436)
--------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM
       FUND SHARE TRANSACTIONS                      (5,120,558)      17,065,109
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS                  (13,689,293)       5,050,405

NET ASSETS:
     Beginning of year                              78,885,704       73,835,299
--------------------------------------------------------------------------------
     END OF YEAR*                                 $ 65,196,411     $ 78,885,704
--------------------------------------------------------------------------------

*  Includes accumulated net investment loss of:        $(4,214)         $(6,086)
--------------------------------------------------------------------------------




                       SEE NOTES TO FINANCIAL STATEMENTS.


     11 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Financial Services Fund ("Portfolio"), a separate investment portfolio, is a non-diversified investment portfolio of the Smith Barney Sector Series Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund consists of this Portfolio and four other separate investment portfolios: Smith Barney Health Sciences Fund, Smith Barney Technology Fund, Smith Barney Biotechnology Fund and Smith Barney Global Media & Telecommunications Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies followed by the Portfolio are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and the securities for which no sale was reported on that date are valued at the mean between the bid and asked prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence: (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific indentification method; (j) direct expenses are charged to each class; management fees and general Portfolio expenses are allocated on the basis of relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2002, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $181,692 was reclassified to paid-in capital. Net investment loss, net realized gain and net assets were not affected by these changes; (l) the Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.


     12 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

2.  Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The management fee is computed at an annual rate of 0.80% of the average daily net assets. SBFM has delegated the daily management of the Portfolio to Citi Fund Management Inc. ("CFM"), an affiliate of SBFM. For services provided to the Portfolio, the SBFM pays the CFM a sub-advisory fee computed at an annual rate of 0.50% of the Portfolio's average daily net assets.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS") act as the Portfolio's sub-transfer agents. CTB receives fees and asset-based fees that vary according to the account size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended October 31, 2002, the Portfolio paid transfer agent fees of $80,320 to CTB.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Portfolio's distributors. In addition, SSB and certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the year ended October 31, 2002, SSB and its affiliates did not receive any brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur initial sales charge.

For the year ended October 31, 2002, SSB and its affiliates received sales charges of approximately $137,000 and $20,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, for the year ended October 31, 2002, CDSCs paid to SSB and its affiliates were approximately:

                                                     CLASS B             CLASS L
--------------------------------------------------------------------------------
CDSCs                                                $141,000             $4,000
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively.

For the year ended October 31, 2002, total Distribution Plan fees incurred were as follows:

                                 CLASS A             CLASS B             CLASS L
--------------------------------------------------------------------------------
Distribution Plan Fees           $43,109            $349,640            $276,571
--------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.


     13 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

3. Investments

During the year ended  October 31, 2002,  the  aggregate  cost of purchases  and
proceeds  from  sales  of  investments  (including  maturities,   but  excluding
short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                          $ 16,155,116
--------------------------------------------------------------------------------
Sales                                                                25,613,619
--------------------------------------------------------------------------------

At October 31, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                      $  6,012,356
Gross unrealized depreciation                                       (14,365,457)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $ (8,353,101)
--------------------------------------------------------------------------------

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

5. Concentration of Risk

The Portfolio normally invests at least 80% of its assets in financial services related investments. As a result of this concentration policy, the Portfolio's investments may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

The Portfolio's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.







     14 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

6. Income Tax Information and Distributions to Shareholders

--------------------------------------------------------------------------------
At October 31, 2002, the tax basis components of distributable earnings were:
--------------------------------------------------------------------------------
Undistributed ordinary income                                                 --
--------------------------------------------------------------------------------
Undistributed long-term capital gains                               $ 1,303,811
--------------------------------------------------------------------------------
Unrealized depreciation                                              (8,352,998)
--------------------------------------------------------------------------------

The difference between book basis and tax basis unrealized depreciation is attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2002 was:

--------------------------------------------------------------------------------
Ordinary income                                                     $ 2,241,448
Long-term capital gains                                               2,133,971
--------------------------------------------------------------------------------
Total                                                               $ 4,375,419
--------------------------------------------------------------------------------

7. Capital Shares

At October 31, 2002, the Portfolio had 400 million shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                         YEAR ENDED                  YEAR ENDED
                                      OCTOBER 31, 2002             OCTOBER 31, 2001
------------------------------------------------------------------------------------------
                                   SHARES        AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------     --------------------------
CLASS A
Shares sold                        505,631     $ 7,118,929      1,041,216    $ 16,079,488
Shares issued on reinvestment       60,450         855,366         33,106         532,012
Shares reacquired                 (511,025)     (6,967,973)      (815,408)    (12,515,651)
------------------------------------------------------------------------------------------
Net Increase                        55,056     $ 1,006,322        258,914    $  4,095,849
------------------------------------------------------------------------------------------

CLASS B
Shares sold                        446,749     $ 6,176,589      1,174,964    $ 18,038,214
Shares issued on reinvestment      126,216       1,765,764         56,651         906,803
Shares reacquired                 (659,117)     (8,826,580)      (596,473)     (8,968,996)
------------------------------------------------------------------------------------------
Net Increase (Decrease)            (86,152)    $  (884,227)       635,142    $  9,976,021
------------------------------------------------------------------------------------------

CLASS L
Shares sold                        197,150     $ 2,800,516        671,068    $ 10,308,215
Shares issued on reinvestment      109,803       1,536,143         59,389         950,813
Shares reacquired                 (703,438)     (9,579,312)      (557,476)     (8,265,789)
------------------------------------------------------------------------------------------
Net Increase (Decrease)           (396,485)    $(5,242,653)       172,981    $  2,993,239
------------------------------------------------------------------------------------------



     15 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

CLASS A SHARES                                   2002(1)       2001         2000(2)
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR               $13.87        $15.89        $11.40
--------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income(3)                        0.05          0.06          0.05
   Net realized and unrealized gain (loss)        (0.70)        (1.55)         4.44
--------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (0.65)        (1.49)         4.49
--------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                             --         (0.06)           --
   Net realized gains                             (0.76)        (0.47)           --
--------------------------------------------------------------------------------------
Total Distributions                               (0.76)        (0.53)           --
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                     $12.46        $13.87        $15.89
--------------------------------------------------------------------------------------
TOTAL RETURN                                      (5.35)%       (9.83)%       39.39%++
--------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000s)                  $15,105       $16,050       $14,276
--------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)                                     1.49%         1.50%         1.51%+
   Net investment income                           0.35          0.39          0.69+
--------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                              20%           42%           26%
--------------------------------------------------------------------------------------

CLASS B SHARES                                   2002(1)       2001          2000(2)
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR               $13.73        $15.81        $11.40
--------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss(3)                         (0.06)        (0.05)        (0.01)
   Net realized and unrealized gain (loss)        (0.67)        (1.55)         4.42
--------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (0.73)        (1.60)         4.41
--------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                             --         (0.01)           --
   Net realized gains                             (0.76)        (0.47)           --
--------------------------------------------------------------------------------------
Total Distributions                               (0.76)        (0.48)           --
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                     $12.24        $13.73        $15.81
--------------------------------------------------------------------------------------
TOTAL RETURN                                      (6.02)%      (10.54)%       38.68%++
--------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000s)                  $28,933       $33,649       $28,696
--------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)                                     2.24%         2.25%         2.26%+
   Net investment loss                            (0.40)        (0.36)        (0.07)+
--------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                             20%           42%           26%
--------------------------------------------------------------------------------------

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.

(2) FOR THE PERIOD FROM FEBRUARY 28, 2000 (INCEPTION DATE) TO OCTOBER 31, 2000.

(3) THE MANAGER WAIVED ALL OR A PORTION OF ITS FEES FOR THE YEAR ENDED OCTOBER 31, 2001 AND THE PERIOD ENDED OCTOBER 31, 2000. IF SUCH FEES WERE NOT WAIVED AND EXPENSES NOT REIMBURSED, THE PER SHARE EFFECT ON THE NET INVESTMENT INCOME AND THE ACTUAL RATIOS OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN AS FOLLOWS:

                                                              Expense Ratios
                        Per Share (Increase) Decreases      Without Fee Waivers
                        to Net Investment Income (Loss)     and Reimbursements
                        -------------------------------     --------------------
                              2001          2000              2001        2000
                              -----         -----             -----       -----
    Class A Shares            $0.01         $0.00*            1.53%       2.06%+
    Class B Shares            (0.01)        (0.05)            2.28        2.81+

*   AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

+   ANNUALIZED.


     16 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

CLASS L SHARES                                 2002(1)     2001        2000(2)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $13.73      $15.81      $11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss(3)                       (0.06)      (0.05)      (0.01)
   Net realized and unrealized gain (loss)      (0.67)      (1.55)       4.42
--------------------------------------------------------------------------------
Total Income (Loss) From Operations             (0.73)      (1.60)       4.41
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                           --       (0.01)         --
   Net realized gains                           (0.76)      (0.47)         --
--------------------------------------------------------------------------------
Total Distributions                             (0.76)      (0.48)         --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                   $12.24      $13.73      $15.81
--------------------------------------------------------------------------------
TOTAL RETURN                                    (6.02)%    (10.55)%     38.68%++
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000s)                $21,158     $29,187     $30,863
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)                                   2.24%       2.25%       2.26%+
   Net investment loss                          (0.41)      (0.36)      (0.08)+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                            20%         42%         26%
--------------------------------------------------------------------------------

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.

(2) FOR THE PERIOD FROM FEBRUARY 28, 2000 (INCEPTION DATE) TO OCTOBER 31, 2000.

(3) THE MANAGER WAIVED ALL OR A PORTION OF ITS FEES FOR THE YEAR ENDED OCTOBER 31, 2001 AND THE PERIOD ENDED OCTOBER 31, 2000. IF SUCH FEES WERE NOT WAIVED AND EXPENSES NOT REIMBURSED, THE PER SHARE EFFECT ON THE NET INVESTMENT LOSS AND THE ACTUAL RATIOS OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN AS
    FOLLOWS:

                                                              Expense Ratios
                                Per Share Increases         Without Fee Waivers
                              to Net Investment Loss        and Reimbursements
                              ----------------------        -------------------
                                2001         2000             2001       2000
                                -----        -----            -----      -----
    Class L Shares             $(0.01)      $(0.06)           2.29%      2.81%+

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

+   ANNUALIZED.



--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For Federal tax purposes the Portfolio hereby designates for the fiscal year ended October 31, 2002:

    o   A corporate dividends received deduction of 66.08%.

    o   Total long-term capital gain distributions paid of $2,133,971.




     17 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF THE SMITH BARNEY SECTOR SERIES INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Financial Services Fund of Smith Barney Sector Series Inc. ("Portfolio") as of October 31, 2002, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended and for the period February 28, 2000 (commencement of operations) to October 31, 2000. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period February 28, 2000 to October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


                                                  /s/ KPMG LLP

New York, New York
December 11, 2002







     18 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND OFFICERS

The  business  and  affairs  of  the  Smith  Barney   Financial   Services  Fund
("Portfolio") are managed under the direction of the Portfolio's Board of Directors of Smith Barney Sector Series Inc. ("Fund"). Information pertaining to the Directors and Officers of the Portfolio is set forth below. The Statement of Additional Information includes additional information about Portfolio's Directors and is available without charge, upon request by calling the Portfolio's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or the Portfolio's sub-transfer agent (Primerica Shareholder Services at 1-800-544-5445).

                                                                                           NUMBER OF
                                                                 PRINCIPAL               PORTFOLIOS IN         OTHER
                             POSITION(S)  TERM OF OFFICE*       OCCUPATION(S)            FUND COMPLEX      DIRECTORSHIPS
                                 HELD      AND LENGTH OF        DURING PAST               OVERSEEN BY         HELD BY
NAME, ADDRESS AND AGE         WITH FUND     TIME SERVED          FIVE YEARS                 DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS:

Herbert Barg                  Director         Since        Retired                           44               None
1460 Drayton Lane                              2000
Wynnewood, PA 19096
Age 79

Dwight B. Crane               Director         Since        Professor, Harvard Business       51 None
Harvard Business School                        2000         School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 65

Burt N. Dorsett               Director         Since        President of Dorsett McCabe       28 None
201 East 62nd Street                           2000         Capital Management Inc.;
New York, NY 10021                                          Chief Investment Officer
Age 72                                                      of Leeb Capital
                                                            Management, Inc.

Elliot S. Jaffe               Director         Since        Chairman of the Board             28          Zweig Total Return
The Dress Barn Inc.                            2000         of The Dress Barn Inc.                        Fund; Zweig Fund,
Executive Office                                                                                          Inc.
30 Dunnigan Drive
Suffern, NY 10901
Age 76

Stephen E. Kaufman            Director         Since        Attorney                          62               None
Stephen E. Kaufman PC                          2000
277 Park Avenue, 47th Floor
New York, NY 10172
Age 70

Joseph J. McCann              Director         Since        Retired                           28               None
200 Oak Park Place                             2000
Pittsburgh, PA 15243
Age 72

Cornelius C. Rose, Jr.        Director         Since        Chief Executive Officer of        28               None
Meadowbrook Village                            2000         Performance Learning
Building 1, Apt. 6                                          Systems
West Lebanon, NY 03784
Age 70





     19 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                                           NUMBER OF
                                                                 PRINCIPAL               PORTFOLIOS IN         OTHER
                             POSITION(S)  TERM OF OFFICE*       OCCUPATION(S)            FUND COMPLEX      DIRECTORSHIPS
                                 HELD      AND LENGTH OF        DURING PAST               OVERSEEN BY         HELD BY
NAME, ADDRESS AND AGE         WITH FUND     TIME SERVED          FIVE YEARS                 DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS:

Alfred J. Bianchetti**        Director         Since        Retired                           28               None
19 Circle End Drive                            2000
Ramsey, NJ 07446
Age 80

R. Jay Gerken**               Director/        Since        Managing Director of SSB;         226              None
Salomon Smith Barney Inc.     Chairman         2002         Chairman, President and Chief
("SSB")                                                     Executive Officer of Smith
399 Park Avenue, 4th Floor                                  Barney Fund Management LLC
New York, NY 10022                                          ("SBFM"); Travelers Investment
Age 51                                                      Adviser, Inc. ("TIA"), and
                                                            Citi Fund Management Inc.

OFFICERS:

Lewis E. Daidone              Senior Vice      Since        Managing Director of SSB;         N/A              N/A
SSB                           President        2000         Chief Financial Officer and
125 Broad Street, 11th Floor  and Chief                     Treasurer of mutual funds
New York, NY 10004            Administrative                affiliated with Citigroup
Age 45                        Officer                       Inc.; Director and Senior Vice
                                                            President of SBFM and TIA

Richard L. Peteka             Chief            Since        Director of SSB; Director and     N/A              N/A
SSB                           Financial        2002         Head of Internal Control for
125 Broad Street, 11th Floor  Officer and                   Citigroup Asset Management
New York, NY 10004            Treasurer                     U.S. Mutual Fund
Age 41                                                      Administration from 1999-
                                                            2002; Vice President, Head of
                                                            Mutual Fund Administration and
                                                            Treasurer of Oppenheimer
                                                            Capital from 1996-1999

Kaprel Ozsolak                Controller       Since        Vice President of SSB             N/A              N/A
SSB                                            2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 37

Christina T. Sydor            Secretary        Since        Managing Director of SSB;         N/A              N/A
SSB                                            2000         General Counsel and
300 First Stamford Place                                    Secretary of SBFM and TIA
Stamford, CT 06902
Age 51

----------
* DIRECTORS ARE ELECTED UNTIL THE FUND'S NEXT ANNUAL MEETING AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

** MR. BIANCHETTI AND MR. GERKEN ARE DIRECTORS WHO ARE "INTERESTED PERSONS" OF THE FUND AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 BECAUSE MR. BIANCHETTI'S SON-IN-LAW IS AN OFFICER OF AN SBFM AFFILIATE AND MR. GERKEN IS AN OFFICER OF SBFM AND ITS AFFILIATES.




     20 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

    DIRECTORS                              INVESTMENT MANAGER
    Herbert Barg                           Smith Barney Fund Management LLC
    Alfred J. Bianchetti
    Dwight B. Crane                        INVESTMENT SUB-ADVISER
    Burt N. Dorsett                        Citi Fund Management Inc.
    R. Jay Gerken, Chairman
    Elliot S. Jaffe                        DISTRIBUTORS
    Stephen E. Kaufman                     Salomon Smith Barney Inc.
    Joseph J. McCann                       PFS Distributors, Inc.
    Cornelius C. Rose, Jr.
                                           CUSTODIAN
    OFFICERS                               State Street Bank and
    R. Jay Gerken                            Trust Company
    President and Chief
    Executive Officer                      TRANSFER AGENT
                                           Citicorp Trust Bank, fsb.
    Lewis E. Daidone                       125 Broad Street, 11th Floor
    Senior Vice President and              New York, New York 10004
    Chief Administrative Officer
                                           SUB-TRANSFER AGENTS
    Richard L. Peteka                      PFPC Global Fund Services
    Chief Financial Officer                P.O. Box 9699
    and Treasurer                          Providence, Rhode Island
                                           02940-9699
    Kaprel Ozsolak
    Controller                             Primerica Shareholder Services
                                           P.O. Box 9662
    Christina T. Sydor                     Providence, Rhode Island
    Secretary                              02940-9662

    SMITH BARNEY FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Sector Series Inc. -- Smith Barney Financial Services Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after January 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY FINANCIAL SERVICES FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds


                                                     [Salomon Smith Barney logo]
--------------------------------------------------------------------------------
                                                    A member of citigroup [logo]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD02127 12/02                                                            02-4151

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                               SECTOR SERIES INC.
                                  SMITH BARNEY
                              HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

               RESEARCH SERIES | ANNUAL REPORT | OCTOBER 31, 2002










                            [LOGO]  Smith Barney
                                    Mutual Funds

                Your Serious Money. Professionally Managed.(SM)


           -----------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
           -----------------------------------------------------------

[GRAPHIC OMITTED] Research Series

ANNUAL REPORT o OCTOBER 31, 2002

SMITH BARNEY HEALTH
SCIENCES FUND*

SMITH BARNEY FUND MANAGEMENT LLC

Smith Barney Fund Management LLC is the investment manager to the Fund. Citi Fund Management Inc. is the subadviser. The Fund's management team follows a systematic and rigorous approach designed to provide appropriate exposure to the market sector.

FUND OBJECTIVE

The Fund seeks long-term capital appreciation by investing primarily in common stocks. The Fund normally invests at least 80% of its assets in securities of companies principally engaged in the design, manufacture, or sale of products or services used for or in connection with healthcare or medicine.

FUND FACTS

FUND INCEPTION
-------------------------------
February 28, 2000

               CLASS A    CLASS B   CLASS L
--------------------------------------------
NASDAQ         SBIAX       SBHBX     SBHLX
--------------------------------------------
INCEPTION     2/28/00     2/28/00   2/28/00
--------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2002+

                        WITHOUT SALES CHARGES(1)

                     Class A       Class B    Class L
-----------------------------------------------------------
One Year             (21.65)%      (22.25)%   (22.25)%
-----------------------------------------------------------
Since Inception++     (3.94)        (4.67)     (4.67)
-----------------------------------------------------------


                          WITH SALES CHARGES(2)

                     Class A      Class B     Class L
-----------------------------------------------------------
One Year             (25.57)%    (26.09)%   (23.79)%
-----------------------------------------------------------
Since Inception++     (5.77)      (5.70)     (5.02)
-----------------------------------------------------------


(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares of the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

    ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Since the Portfolio focuses its investments on companies involved in the health sciences, an investment in the Portfolio may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

++  Inception date for Class A, B and L shares is February 28, 2000.

--------------------------------------------------------------------------------
WHAT'S INSIDE

Your Investment in the Smith Barney
  Health Sciences Fund ...........................................   1
Letter to Our Shareholders .......................................   2
Historical Performance ...........................................   4
Fund at a Glance .................................................   6
Schedule of Investments ..........................................   7
Statement of Assets and Liabilities ..............................   9
Statement of Operations ..........................................  10
Statements of Changes in Net Assets ..............................  11
Notes to Financial Statements ....................................  12
Financial Highlights .............................................  16
Independent Auditors' Report .....................................  19
Additional Information ...........................................  20
Tax Information ..................................................  22


[LOGO] Smith Barney
       Mutual Funds

YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.(SM)

    ----------------------------------------------------------------------------
    INVESTMENT PRODUCTS: NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
    ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       YOUR INVESTMENT IN THE SMITH BARNEY
                              HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

The Smith Barney Health Sciences Fund ("Portfolio") seeks to offer investors the opportunity to participate in the long-term growth potential of the health sciences industry. The Portfolio's management team is comprised of a seasoned group of investment and research professionals who follow a systematic, rigorous approach designed to provide appropriate exposure to the health sciences sector.

[GRAPHIC OMITTED] -- POPULATION CHANGES CAUSING DEMAND TO RISE

Americans are living longer than ever before, and because spending on healthcare typically increases with age, the demand for health services and products is expected to rise. Offering investors a convenient way to participate in the potential growth of this sector, the management team carefully monitors new trends and shifting demands related to healthcare.

[GRAPHIC OMITTED] -- DIVERSIFICATION IN A TARGETED SECTOR*

An investment in the Portfolio offers investors a way to invest in a broad range of companies in the health sciences sector. The Portfolio's investments may include companies in a wide range of industries such as biotechnology, pharmaceuticals and managed healthcare.

[GRAPHIC OMITTED] -- THE BENEFITS OF EXHAUSTIVE FUNDAMENTAL SECURITIES ANALYSIS
                     -- THE RESEARCH SERIES

While most investors recognize that certain sectors drive the economy, we believe it is much more difficult to determine which companies within a particular sector, such as health sciences, will outperform their competitors over time. The Research Series is a selection of funds built on a foundation of substantial buy-side research. Our team of experienced professionals seeks to offer you an opportunity to invest in the companies it believes are best positioned within their respective industries -- companies that may offer growth potential over the long term.

Yet, when investing in a sector fund, it is important to understand that these funds may experience a significant amount of volatility, particularly in the short-term. Investors should maintain a long-term investment horizon, and should remember that sector funds may be appropriate as part of an overall portfolio that has more conservative investments.








-----------------
* PLEASE NOTE THAT BECAUSE THE PORTFOLIO INVESTS IN A SINGLE INDUSTRY, ITS SHARES DO NOT REPRESENT A COMPLETE INVESTMENT PROGRAM; THE VALUE OF ITS SHARES MAY FLUCTUATE MORE THAN SHARES INVESTED IN A BROADER RANGE OF INDUSTRIES.


     1 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

DEAR SHAREHOLDER,

Enclosed herein is the annual report for the Smith Barney Sector Series Inc. ("Fund") -- Smith Barney Health Sciences Fund ("Portfolio") for the year ended October 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

SPECIAL NOTICE TO SHAREHOLDERS

We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Fund replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

PERFORMANCE REVIEW

For the year ended October 31, 2002, the Portfolio's Class A shares, without sales charges, returned negative 21.65%. In comparison, the Goldman Sachs Healthcare Index(1) returned negative 17.75% for the same period.

MANAGEMENT TEAM MARKET AND PORTFOLIO OVERVIEW

This past year has been tough for equity investors, and the pharmaceutical sector has been no exception. Earnings of many pharmaceutical companies have been hit by major patent expiries, resulting in the entry of cheap generic competition to their drugs, with companies such as Bristol-Myers Squibb Co. and Eli Lilly & Co. being hit. In a sense, the companies are victims of their own success: the bigger the success of a particular drug, the more it hurts the company when it goes off patent.

In addition, the new product cycle, which many investors are looking towards to drive earnings beyond these patent expiries, has in many cases, suffered setbacks. Products believed to be in Eli Lilly & Co.'s late stage pipeline, for example, have been delayed from their initial expectations. In the case of Eli Lilly & Co., manufacturing problems with the Food and Drug Administration have led to delays in new product launches. Schering-Plough Corp. is another company that has encountered such manufacturing problems, and we believe that its earnings have suffered as a result. Safety concerns over higher doses of Crestor, a cholesterol lowering therapy in late clinical development, have dampened expectations for the product. This has clearly been positive news for the key competitors in the class, which include ZOCOR from Merck & Co. Inc., and LIPITOR from Pfizer Inc.

We have observed wholesaler stocking patterns that have also caught some companies by surprise, with Bristol-Myers Squibb Co. continuing to suffer from destocking by the wholesalers, leading to further pressure on earnings.

During the latter half of the period, the Portfolio's structure has become more defensive, as we have moved from an overweight in biotechnology toward a more neutral stance, moved from overweight positions to neutral or underweight positions in healthcare products and healthcare services companies, and moved from an aggressive underweight to an overweight in pharmaceutical companies. Currently, we are overweight in pharmaceuticals, neutral in biotechnology, and underweight in both healthcare services and products industries. This change of positioning has been due to what we believe to be fewer attractive healthcare services and products companies, and increased opportunities in the pharmaceuticals industry, particularly within the specialty pharmaceuticals category.



----------
1 THE GOLDMAN SACHS HEALTHCARE INDEX IS COMPOSED OF HEALTHCARE SERVICE COMPANIES, INCLUDING LONG-TERM CARE AND HOSPITAL FACILITIES, HEALTHCARE MANAGEMENT ORGANIZATIONS AND CONTINUING CARE SERVICES AND PHARMACEUTICAL COMPANIES. PLEASE NOTE THAN AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.


     2 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

Significant transactions that have led to these reconfigurations have been purchases of Cardinal Health, Inc., Forest Laboratories, Inc., WellPoint Health Networks, Inc., HCA Inc., Shire Pharmaceuticals Group PLC and Wyeth, and sales or reductions in holdings of Quest Diagnostics Inc., Boston Scientific Corp., Guidant Corp., Eli Lilly & Co., Genentech Inc., Andrx Corp. and Johnson & Johnson. Purchase transactions were driven by our bottom-up(2) best ideas, while sales were driven primarily due to what we observed to be a deterioration of stock attractiveness, along with risk management considerations.

MANAGEMENT TEAM MARKET AND PORTFOLIO OUTLOOK

Looking ahead in the health sciences market, not all is doom and gloom, however. On the positive side, many pharmaceutical companies continue to roll out new and novel therapies, and if that is not enough, there is always the possibility of buying earnings growth, as it appears Pfizer is set to do with its acquisition of Pharmacia Corp. We believe that significant synergies can be achieved in this way, as we have seen with several major mergers over the past decade. However, in our opinion, the lifeblood of pharmaceutical companies is research and development, and there are many exciting therapies in the pipeline, with the potential for significant patient benefits and significant commercial value to the companies that develop them. In addition, the recent mid-term election results, which gave a majority in both the Senate and the House to the G.O.P., provided a fillip for the pharmaceutical industry due to what is widely perceived as their more pharmaceutical-friendly healthcare reform proposals.

These largely company-specific issues emphasise the need for careful stock selection in the health sciences market, in an effort to select stocks that may outperform. Looking forward, we believe most of the downward earning revisions should have already been realized, and many companies are well positioned to post robust growth going forward.

Thank you for your investment in the Smith Barney Sector Series Inc. -- Smith Barney Health Sciences Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ R. Jay Gerken
-------------------
R. Jay Gerken
Chairman

NOVEMBER 18, 2002

THE INFORMATION PROVIDED IN THIS LETTER BY THE MANAGEMENT TEAM REPRESENTS THE OPINION OF THE MANAGEMENT TEAM AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE MANAGEMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER MANAGEMENT TEAMS OR OF THE FIRM AS A WHOLE. FURTHERMORE, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE PORTFOLIO OR THAT THE PERCENTAGE OF THE PORTFOLIO'S ASSETS IN VARIOUS SECTORS WILL REMAIN THE SAME. PLEASE REFER TO PAGES 7 AND 8 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO'S HOLDINGS, THE PORTFOLIO'S PERFORMANCE, AND THE MANAGEMENT TEAM'S VIEWS ARE AS OF OCTOBER 31, 2002 AND ARE SUBJECT TO CHANGE.



----------
2 BOTTOM-UP INVESTING IS A SEARCH FOR OUTSTANDING PERFORMANCE OF INDIVIDUAL STOCKS BEFORE CONSIDERING THE IMPACT OF ECONOMIC TRENDS.




     3 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE -- CLASS A SHARES
--------------------------------------------------------------------------------

                                   NET ASSET VALUE
                              ------------------------
                               BEGINNING        END           INCOME        CAPITAL GAIN        TOTAL
YEAR ENDED                      OF YEAR       OF YEAR        DIVIDENDS      DISTRIBUTIONS     RETURNS(1)+
----------------------------------------------------------------------------------------------------------
10/31/02                        $12.72        $ 9.84          $0.00             $0.17          (21.65)%
----------------------------------------------------------------------------------------------------------
10/31/01                         14.49         12.72           0.00              0.40           (9.83)
----------------------------------------------------------------------------------------------------------
Inception* -- 10/31/00           11.40         14.49           0.00              0.00           27.11++
----------------------------------------------------------------------------------------------------------
Total                                                         $0.00             $0.57
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE -- CLASS B SHARES
--------------------------------------------------------------------------------

                                   NET ASSET VALUE
                              ------------------------
                               BEGINNING        END           INCOME        CAPITAL GAIN        TOTAL
YEAR ENDED                      OF YEAR       OF YEAR        DIVIDENDS      DISTRIBUTIONS     RETURNS(1)+
----------------------------------------------------------------------------------------------------------
10/31/02                        $12.56        $ 9.64          $0.00             $0.17          (22.25)%
----------------------------------------------------------------------------------------------------------
10/31/01                         14.42         12.56           0.00              0.40          (10.51)
----------------------------------------------------------------------------------------------------------
Inception* -- 10/31/00           11.40         14.42           0.00              0.00           26.49++
----------------------------------------------------------------------------------------------------------
Total                                                         $0.00             $0.57
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE -- CLASS L SHARES
--------------------------------------------------------------------------------

                                   NET ASSET VALUE
                              ------------------------
                               BEGINNING        END           INCOME        CAPITAL GAIN        TOTAL
YEAR ENDED                      OF YEAR       OF YEAR        DIVIDENDS      DISTRIBUTIONS     RETURNS(1)+
----------------------------------------------------------------------------------------------------------
10/31/02                        $12.56        $ 9.64          $0.00             $0.17          (22.25)%
----------------------------------------------------------------------------------------------------------
10/31/01                         14.42         12.56           0.00              0.40          (10.51)
----------------------------------------------------------------------------------------------------------
Inception* -- 10/31/00           11.40         14.42           0.00              0.00           26.49++
----------------------------------------------------------------------------------------------------------
Total                                                         $0.00             $0.57
----------------------------------------------------------------------------------------------------------

IT IS THE PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS+
--------------------------------------------------------------------------------

                                                  WITHOUT SALES CHARGES(1)
                                            ------------------------------------
                                            CLASS A      CLASS B     CLASS L
--------------------------------------------------------------------------------
Year Ended 10/31/02                         (21.65)%     (22.25)%    (22.25)%
--------------------------------------------------------------------------------
Inception* through 10/31/02                  (3.94)       (4.67)      (4.67)
--------------------------------------------------------------------------------

                                                   WITH SALES CHARGES(2)
                                            ------------------------------------
                                            CLASS A      CLASS B     CLASS L
--------------------------------------------------------------------------------
Year Ended 10/31/02                         (25.57)%     (26.09)%    (23.79)%
--------------------------------------------------------------------------------
Inception* through 10/31/02                  (5.77)       (5.70)      (5.02)
--------------------------------------------------------------------------------




     4 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS+
--------------------------------------------------------------------------------

                                                      WITHOUT SALES CHARGES(1)
--------------------------------------------------------------------------------
Class A (Inception* through 10/31/02)                         (10.20)%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/02)                         (11.99)
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/02)                         (11.99)
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE AND DOES NOT REFLECT THE DEDUCTION OF THE APPLICABLE SALES CHARGES WITH RESPECT TO CLASS A AND L SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ("CDSC") WITH RESPECT TO CLASS B AND L SHARES.

(2) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE. IN ADDITION, CLASS A AND L SHARES REFLECT THE
    DEDUCTION OF THE MAXIMUM INITIAL SALES CHARGES OF 5.00% AND 1.00%, RESPECTIVELY; CLASS B SHARES REFLECT THE DEDUCTION OF A 5.00% CDSC, WHICH APPLIES IF SHARES ARE REDEEMED WITHIN ONE YEAR FROM PURCHASE. THEREAFTER THIS CDSC DECLINES BY 1.00% PER YEAR UNTIL NO CDSC IS INCURRED. CLASS L SHARES ALSO REFLECT THE DEDUCTION OF A 1.00% CDSC WHICH APPLIES IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.

+ THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

*   INCEPTION DATE FOR CLASS A, B AND L SHARES IS FEBRUARY 28, 2000.








     5 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY HEALTH SCIENCES FUND AT A GLANCE (UNAUDITED)
--------------------------------------------------------------------------------

VALUE OF $10,000 INVESTED IN CLASS A, B AND L SHARES OF THE SMITH BARNEY HEALTH SCIENCES FUND VS. GOLDMAN SACHS HEALTHCARE INDEX+

--------------------------------------------------------------------------------
                          FEBRUARY 2000 -- OCTOBER 2002

        [Data below were represented by a graph in the original report.]

                    Smith Barney        Smith Barney        Smith Barney
                   Health Sciences     Health Sciences     Health Sciences
                       Fund                Fund                Fund
                  Class A Shares      Class B Shares      Class L Shares
                ------------------  ------------------  ------------------
Feb. 28, 2000         $ 9,500             $10,000             $ 9,900
Apr 2000                9,825              10,333              10,230
Oct 2000               12,075              12,649              12,523
Apr 2001               10,889              11,364              11,251
Oct 2001               10,889              11,319              11,206
Apr 2002               10,187              10,553              10,448
Oct 31, 2002            8,531               8,547               8,713

                   Goldman Sachs
                     Healthcare
                      Index
                   -------------
Feb. 28, 2000         $10,000
Apr 2000               10,376
Oct 2000               12,797
Apr 2001               11,548
Oct 2001               11,444
Apr 2002               10,872
Oct 31, 2002            9,413

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares on February 28, 2000 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The Goldman Sachs Healthcare Index is comprised of healthcare service companies, including long-term care and hospital facilities, healthcare management organizations and continuing care services and pharmaceutical companies. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

-----------------------------------------------------------
                     TOP TEN HOLDINGS++*
-----------------------------------------------------------
 1. JOHNSON & JOHNSON ...............................  8.9%
 2. MEDTRONIC, INC. .................................  6.6
 3. ABBOTT LABORATORIES .............................  6.6
 4. MERCK & CO. INC. ................................  6.3
 5. AMGEN, INC. .....................................  6.1
 6. PFIZER INC. .....................................  5.8
 7. WYETH ...........................................  5.5
 8. ELI LILLY & CO. .................................  4.9
 9. CARDINAL HEALTH, INC. ...........................  4.8
10. FOREST LABORATORIES, INC. .......................  3.9
-----------------------------------------------------------

-----------------------------------------------------------
                  INVESTMENT BREAKDOWN++**
-----------------------------------------------------------

    [Data below were represented by a pie chart in the
                    original report.]

        Major Pharmaceuticals                47.7%
        Biotechnology                        14.1%
        Medical Electronics                   7.4%
        Medical Specialties                   6.6%
        Medical/Dental Distributor            6.1%
        Other Pharmaceuticals                 5.0%
        Managed Healthcare                    4.7%
        Services to the Health Industry       3.7%
        Hospital Nursing Management           2.8%
        Multi-Line Insurance                  0.7%
        Other                                 1.2%

++ ALL INFORMATION IS AS OF OCTOBER 31, 2002. PLEASE NOTE THAT PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

*   AS A PERCENTAGE OF TOTAL COMMON STOCK.

 ** AS A PERCENTAGE OF TOTAL INVESTMENTS.



     6 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2002
--------------------------------------------------------------------------------

     SHARES                                 SECURITY                                          VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCK -- 99.5%
BIOTECHNOLOGY -- 14.1%
         78,536     Amgen, Inc.*                                                           $ 3,656,636
         18,739     Apogent Technologies Inc.*                                                 340,675
          9,755     Biogen, Inc.*                                                              357,911
         14,299     Chiron Corp.*                                                              564,810
         10,900     Genentech Inc.*                                                            371,581
         16,310     Genzyme Corp.*                                                             454,234
         12,588     Gilead Sciences, Inc.*                                                     437,307
          8,314     Idec Pharmaceuticals Corp.*                                                382,610
         67,236     MedImmune, Inc.*                                                         1,717,880
         28,158     Millennium Pharmaceuticals, Inc.*                                          209,496
-------------------------------------------------------------------------------------------------------
                                                                                             8,493,140
-------------------------------------------------------------------------------------------------------
GENERIC DRUGS -- 0.7%
         13,405     Ivax Corp.*                                                                168,233
          7,352     Mylan Laboratories Inc.                                                    231,367
-------------------------------------------------------------------------------------------------------
                                                                                               399,600
-------------------------------------------------------------------------------------------------------
HOSPITAL NURSING MANAGEMENT -- 2.8%
         15,900     HCA Inc.                                                                   691,491
         35,641     Tenet Healthcare Corp.*                                                  1,024,679
-------------------------------------------------------------------------------------------------------
                                                                                             1,716,170
-------------------------------------------------------------------------------------------------------
MAJOR PHARMACEUTICALS -- 47.7%
         94,212     Abbott Laboratories                                                      3,944,656
         39,398     Bristol-Myers Squibb Co.                                                   969,585
         53,204     Eli Lilly & Co.                                                          2,952,822
         90,344     Johnson & Johnson                                                        5,307,710
         20,200     Medicis Pharmaceutical Corp., Class A Shares*                              927,180
         69,714     Merck & Co. Inc.                                                         3,781,287
        108,388     Pfizer Inc.                                                              3,443,487
         49,479     Pharmacia Corp.                                                          2,127,597
         48,914     Schering-Plough Corp.                                                    1,044,314
         39,099     Shire Pharmaceuticals Group PLC*                                           913,353
         99,062     Wyeth                                                                    3,318,577
-------------------------------------------------------------------------------------------------------
                                                                                            28,730,568
-------------------------------------------------------------------------------------------------------
MANAGED HEALTHCARE -- 4.7%
         13,954     UnitedHealth Group Inc.                                                  1,269,116
         20,988     WellPoint Health Networks, Inc.*                                         1,578,507
-------------------------------------------------------------------------------------------------------
                                                                                             2,847,623
-------------------------------------------------------------------------------------------------------
MEDICAL/DENTAL DISTRIBUTORS -- 6.1%
         41,396     Cardinal Health, Inc.                                                    2,865,017
         26,254     McKesson, Inc.                                                             782,632
-------------------------------------------------------------------------------------------------------
                                                                                             3,647,649
-------------------------------------------------------------------------------------------------------
MEDICAL ELECTRONICS -- 7.4%
         88,654     Medtronic, Inc.                                                          3,971,699
         12,800     St. Jude Medical, Inc.                                                     455,808
-------------------------------------------------------------------------------------------------------
                                                                                             4,427,507
-------------------------------------------------------------------------------------------------------



                       SEE NOTES TO FINANCIAL STATEMENTS.


     7 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 2002
--------------------------------------------------------------------------------

     SHARES                                 SECURITY                                          VALUE
-------------------------------------------------------------------------------------------------------
MEDICAL SPECIALTIES -- 6.6%
         44,434     Baxter International Inc.                                              $  1,111,739
         13,427     Becton, Dickinson & Co.                                                     396,231
         23,929     Biomet, Inc.                                                                704,948
          3,049     C.R. Bard, Inc.                                                             170,531
          4,004     Hillenbrand Industries, Inc.                                                208,208
         10,938     Stryker Corp.                                                               690,188
         16,400     Zimmer Holdings, Inc.*                                                      676,008
-------------------------------------------------------------------------------------------------------
                                                                                              3,957,853
-------------------------------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.7%
         12,132     Cigna Corp.                                                                 438,450
-------------------------------------------------------------------------------------------------------
OTHER PHARMACEUTICALS -- 5.0%
         12,339     Allergan, Inc.                                                              671,859
         24,000     Forest Laboratories, Inc.*                                                2,351,760
-------------------------------------------------------------------------------------------------------
                                                                                              3,023,619
-------------------------------------------------------------------------------------------------------
SERVICES TO THE HEALTH INDUSTRY -- 3.7%
         26,560     IMS Health, Inc.                                                            399,462
         38,100     Laboratory Corp. of America Holdings*                                       918,210
         13,876     Quest Diagnostics Inc.*                                                     885,705
-------------------------------------------------------------------------------------------------------
                                                                                              2,203,377
-------------------------------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Cost-- $70,175,731)                                                     59,885,556
-------------------------------------------------------------------------------------------------------

        FACE
       AMOUNT                               SECURITY                                          VALUE
-------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 0.5%
       $284,000     Federal Farm Credit Bank, zero coupon due 11/1/02 (Cost-- $284,000)         284,000
-------------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost-- $70,459,731**)                                                  $60,169,556
-------------------------------------------------------------------------------------------------------

  * NON-INCOME PRODUCING SECURITY.

 ** AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.








                       SEE NOTES TO FINANCIAL STATEMENTS.


     8 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             OCTOBER 31, 2002
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost-- $70,459,731)                    $ 60,169,556
     Cash                                                                   215
     Receivable for Fund shares sold                                    111,869
     Dividends and interest receivable                                   49,942
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                    60,331,582
--------------------------------------------------------------------------------
LIABILITIES:
     Management fee payable                                              81,054
     Distribution fees payable                                           81,041
     Payable for Fund shares purchased                                   74,794
     Accrued expenses                                                   155,018
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                  391,907
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $ 59,939,675
--------------------------------------------------------------------------------
NET ASSETS:
     Par value of capital shares                                        $ 6,181
     Capital paid in excess of par value                             76,315,133
     Accumulated net investment loss                                     (4,180)
     Accumulated net realized loss from security transactions        (6,087,284)
     Net unrealized depreciation of investments                     (10,290,175)
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $ 59,939,675
--------------------------------------------------------------------------------
SHARES OUTSTANDING:
     Class A                                                          1,651,079
     ---------------------------------------------------------------------------
     Class B                                                          2,722,558
     ---------------------------------------------------------------------------
     Class L                                                          1,807,411
     ---------------------------------------------------------------------------
NET ASSET VALUE:
     Class A (and redemption price)                                      $ 9.84
     ---------------------------------------------------------------------------
     Class B *                                                           $ 9.64
     ---------------------------------------------------------------------------
     Class L **                                                          $ 9.64
     ---------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of net asset value per share)   $10.36
     ---------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)   $ 9.74
--------------------------------------------------------------------------------

* REDEMPTION PRICE IS NAV OF CLASS B SHARES REDUCED BY A 5.00% CDSC IF SHARES ARE REDEEMED WITHIN ONE YEAR FROM PURCHASE (SEE NOTE 2).

** REDEMPTION PRICE IS NAV OF CLASS L SHARES REDUCED BY A 1.00% CDSC IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.








                       SEE NOTES TO FINANCIAL STATEMENTS.


     9 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                      FOR THE YEAR ENDED OCTOBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends                                                     $    665,415
     Interest                                                             4,291
--------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                            669,706
--------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 2)                                         595,627
     Management fee (Note 2)                                            587,968
     Shareholder and system servicing fees                              196,831
     Registration fees                                                   39,012
     Custody                                                             33,674
     Directors' fees                                                     15,696
     Audit and legal                                                     14,818
     Other                                                               25,377
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                   1,509,003
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                    (839,297)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Loss From Security Transactions (excluding
       short-term securities):
        Proceeds from sales                                          22,108,883
        Cost of securities sold                                      27,644,110
--------------------------------------------------------------------------------
     NET REALIZED LOSS                                               (5,535,227)
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation) of
       Investments:
        Beginning of year                                             1,476,950
        End of year                                                 (10,290,175)
--------------------------------------------------------------------------------
     INCREASE IN NET UNREALIZED DEPRECIATION                        (11,767,125)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                             (17,302,352)
--------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                             $(18,141,649)
--------------------------------------------------------------------------------





                       SEE NOTES TO FINANCIAL STATEMENTS.


     10 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS              FOR THE YEARS ENDED OCTOBER 31,
--------------------------------------------------------------------------------

                                                                          2002                2001
-------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment loss                                              $   (839,297)        $  (924,317)
     Net realized gain (loss)                                           (5,535,227)          1,318,719
     Increase in net unrealized depreciation                           (11,767,125)         (8,819,865)
-------------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM OPERATIONS                            (18,141,649)         (8,425,463)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net realized gains                                                 (1,075,678)         (2,161,023)
-------------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS          (1,075,678)         (2,161,023)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
     Net proceeds from sale of shares                                   16,062,165          39,335,690
     Net asset value of shares issued for reinvestment of dividends      1,025,003           2,080,857
     Cost of shares reacquired                                         (18,814,714)        (21,891,490)
-------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS     (1,727,546)         19,525,057
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                      (20,944,873)          8,938,571

NET ASSETS:
     Beginning of year                                                  80,884,548          71,945,977
-------------------------------------------------------------------------------------------------------
     END OF YEAR*                                                     $ 59,939,675         $80,884,548
-------------------------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                             $(4,180)            $(6,028)
-------------------------------------------------------------------------------------------------------







                       SEE NOTES TO FINANCIAL STATEMENTS.


     11 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Health Sciences Fund ("Portfolio") is a non-diversified investment fund of the Smith Barney Sector Series Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and four other separate investment portfolios: Smith Barney Financial Services Fund, Smith Barney Technology Fund, Smith Barney Biotechnology Fund and Smith Barney Global Media & Telecommunications Fund. The financial statements and financial highlights for the other Portfolios are presented in separate shareholder reports.

The significant accounting policies followed by the Portfolio are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific indentification method; (j) direct expenses are charged to each class; management fees and general Portfolio expenses are allocated on the basis of relative net assets; (k) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains to be distributed in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2002, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $841,145 and accumulated net realized loss of $64 were reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled. The Portfolio from time to time may also enter into options and/or futures contracts to hedge market risk.



     12 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The management fee is computed at an annual rate of 0.80% of the average daily net assets. SBFM has delegated the daily management of the Portfolio to Citi Fund Management Inc. ("Subadviser"), an affiliate of SBFM. For services provided to the Portfolio, the manager pays the Subadviser a subadvisory fee computed at an annual rate of 0.50% of the Portfolio's average daily net assets.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS") act as the Portfolio's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder record keeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended October 31, 2002, the Portfolio paid transfer agent fees of $74,174 to CTB.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Portfolio's distributors. In addition, SSB and certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the year ended October 31, 2002, SSB and its affiliates received $13,499 in brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A shares and L shares, respectively. There is a contingent deferred sales charge (CDSC) of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2002, SSB and its affiliates received sales charges of approximately $177,000 and $20,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, for the year ended October 31, 2002, CDSCs paid to SSB and its affiliates were approximately:

                                                          CLASS B        CLASS L
--------------------------------------------------------------------------------
CDSCs                                                    $140,000        $2,000
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.

For the year ended October 31, 2002, total Distribution Plan fees incurred were as follows:

                                          CLASS A         CLASS B        CLASS L
--------------------------------------------------------------------------------
Distribution Plan Fees                    $46,444        $318,546       $230,637
--------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.




     13 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

3. Investments

During the year ended  October 31, 2002,  the  aggregate  cost of purchases  and
proceeds  from  sales  of  investments  (including  maturities,   but  excluding
short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                          $ 18,934,026
--------------------------------------------------------------------------------
Sales                                                                22,108,883
--------------------------------------------------------------------------------

At October 31, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                      $  4,714,902
Gross unrealized depreciation                                       (15,580,914)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(10,866,012)
--------------------------------------------------------------------------------

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Concentration of Risk

The Portfolio normally invests at least 80% of its assets in health related investments. As a result of this concentration policy, the Portfolio's investments may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

The Portfolio's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

6. Capital Loss Carryforward

At October 31, 2002, the Portfolio had, for Federal income tax purposes, approximately $5,511,000 of capital loss carryforwards available to offset future capital gains, expiring in 2010. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.





     14 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

7. Income Tax Information and Distributions to Shareholders

At October 31, 2002 the tax basis components of distributable earnings were:
--------------------------------------------------------------------------------
Undistributed ordinary income                                                --
--------------------------------------------------------------------------------

Accumulated capital losses                                        $  (5,511,447)
--------------------------------------------------------------------------------
Unrealized depreciation                                             (10,866,012)
--------------------------------------------------------------------------------

The difference between book basis and tax basis unrealized depreciation is attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2002 was:

--------------------------------------------------------------------------------
Ordinary income                                                              --
Long-term capital gains                                              $1,075,678
--------------------------------------------------------------------------------
Total                                                                $1,075,678
--------------------------------------------------------------------------------

8. Capital Shares

At October 31, 2002, the Portfolio had 750 million shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                         YEAR ENDED                  YEAR ENDED
                                      OCTOBER 31, 2002             OCTOBER 31, 2001
                                   --------------------          ---------------------
                                   SHARES        AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------------------
CLASS A
Shares sold                         507,533    $ 5,868,322      1,059,313    $14,315,567
Shares issued on reinvestment        19,429        253,154         32,608        480,309
Shares reacquired                  (433,256)    (4,948,112)      (706,099)    (9,633,056)
-----------------------------------------------------------------------------------------
Net Increase                         93,706    $ 1,173,364        385,822    $ 5,162,820
-----------------------------------------------------------------------------------------
CLASS B
Shares sold                         643,297    $ 7,469,050      1,175,457    $15,392,118
Shares issued on reinvestment        33,569        431,364         57,572        842,601
Shares reacquired                  (673,410)    (7,315,315)      (503,494)    (6,464,742)
-----------------------------------------------------------------------------------------
Net Increase                          3,456    $   585,099        729,535    $ 9,769,977
-----------------------------------------------------------------------------------------
CLASS L
Shares sold                         231,847    $ 2,724,793        727,374    $ 9,628,005
Shares issued on reinvestment        26,497        340,485         51,772        757,947
Shares reacquired                  (595,558)    (6,551,287)      (456,206)    (5,793,692)
-----------------------------------------------------------------------------------------
Net Increase (Decrease)            (337,214)   $(3,486,009)       322,940    $ 4,592,260
-----------------------------------------------------------------------------------------






     15 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

CLASS A SHARES                                      2002(1)            2001            2000(2)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                  $12.72            $14.49           $11.40
------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss(3)                            (0.07)            (0.08)           (0.04)
   Net realized and unrealized gain (loss)           (2.64)            (1.29)            3.13
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  (2.71)            (1.37)            3.09
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                --                --               --
   Net realized gains                                (0.17)            (0.40)              --
------------------------------------------------------------------------------------------------
Total Distributions                                  (0.17)            (0.40)              --
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                        $ 9.84            $12.72           $14.49
------------------------------------------------------------------------------------------------
TOTAL RETURN                                        (21.65)%           (9.83)%          27.11%++
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000s)                     $16,251           $19,806          $16,980
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)(4)                                     1.49%             1.50%            1.52%+
   Net investment loss                               (0.58)            (0.63)           (0.67)+
-----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                 26%               34%              26%
-----------------------------------------------------------------------------------------------

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.

(2) FOR THE PERIOD FROM FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(3) THE MANAGER WAIVED A PORTION OF ITS FEES FOR THE YEAR ENDED OCTOBER 31, 2001 AND FOR THE PERIOD ENDED OCTOBER 31, 2000. IF SUCH FEES WERE NOT WAIVED, THE PER SHARE INCREASES TO NET INVESTMENT LOSS AND THE ACTUAL EXPENSE RATIOS WOULD HAVE BEEN AS FOLLOWS:

                            Per Share Increases to        Expense Ratios
                              Net Investment Loss       Without Fee Waiver
                            ----------------------      ------------------
               2001                  $0.01                    1.53%
               2000                   0.00*                   1.94+

(4) AS A RESULT OF VOLUNTARY EXPENSE LIMITATIONS, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WILL NOT EXCEED 1.50% FOR CLASS A SHARES.

*   AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

+   ANNUALIZED.







     16 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

CLASS B SHARES                                      2002(1)            2001            2000(2)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                   $12.56            $14.42           $11.40
------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss(3)                            (0.15)            (0.18)           (0.09)
   Net realized and unrealized gain (loss)           (2.60)            (1.28)            3.11
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  (2.75)            (1.46)            3.02
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                --                --               --
   Net realized gains                                (0.17)            (0.40)              --
------------------------------------------------------------------------------------------------
Total Distributions                                  (0.17)            (0.40)              --
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                        $ 9.64            $12.56           $14.42
------------------------------------------------------------------------------------------------
TOTAL RETURN                                        (22.25)%          (10.51)%          26.49%++
------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000s)                     $26,258           $34,146          $28,694
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)(4)                                     2.24%             2.25%            2.26%+
   Net investment loss                               (1.33)            (1.38)           (1.41)+
------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                 26%               34%              26%
------------------------------------------------------------------------------------------------

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.

(2) FOR THE PERIOD FROM FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(3) THE MANAGER WAIVED A PORTION OF ITS FEES FOR THE YEAR ENDED OCTOBER 31, 2001 AND FOR THE PERIOD ENDED OCTOBER 31, 2000. IF SUCH FEES WERE NOT WAIVED, THE PER SHARE INCREASES TO NET INVESTMENT LOSS AND THE ACTUAL EXPENSE RATIOS WOULD HAVE BEEN AS FOLLOWS:

                            Per Share Increases to        Expense Ratios
                              Net Investment Loss       Without Fee Waiver
                            ----------------------      ------------------
               2001                  $0.00*                   2.28%
               2000                   0.01                    2.68+

(4) AS A RESULT OF VOLUNTARY EXPENSE LIMITATIONS, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WILL NOT EXCEED 2.25% FOR CLASS B SHARES.

*   AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

+   ANNUALIZED.







     17 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

CLASS L SHARES                                      2002(1)            2001            2000(2)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                   $12.56            $14.42           $11.40
-------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss(3)                             (0.15)            (0.18)           (0.09)
   Net realized and unrealized gain (loss)            (2.60)            (1.28)            3.11
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                   (2.75)            (1.46)            3.02
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                 --                --               --
   Net realized gains                                 (0.17)            (0.40)              --
-------------------------------------------------------------------------------------------------
Total Distributions                                   (0.17)            (0.40)              --
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                         $ 9.64            $12.56           $14.42
-------------------------------------------------------------------------------------------------
TOTAL RETURN                                         (22.25)%          (10.51)%          26.49%++
-------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000s)                      $17,431           $26,932          $26,273
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)(4)                                      2.24%             2.25%            2.27%+
   Net investment loss                                (1.33)            (1.37)           (1.42)+
-------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                  26%               34%              26%
-------------------------------------------------------------------------------------------------

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.

(2) FOR THE PERIOD FROM FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(3) THE MANAGER WAIVED A PORTION OF ITS FEES FOR THE YEAR ENDED OCTOBER 31, 2001 AND FOR THE PERIOD ENDED OCTOBER 31, 2000. IF SUCH FEES WERE NOT WAIVED, THE PER SHARE INCREASES TO NET INVESTMENT LOSS AND THE ACTUAL EXPENSE RATIOS WOULD HAVE BEEN AS FOLLOWS:

                            Per Share Increases to        Expense Ratios
                              Net Investment Loss       Without Fee Waiver
                            ----------------------      ------------------
               2001                  $0.00*                   2.28%
               2000                   0.01                    2.68+

(4) AS A RESULT OF VOLUNTARY EXPENSE LIMITATIONS, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WILL NOT EXCEED 2.25% FOR CLASS L SHARES.

*   AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

+   ANNUALIZED.









     18 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF THE SMITH BARNEY SECTOR SERIES INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Health Sciences Fund of Smith Barney Sector Series Inc. ("Fund") as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended and for the period February 28, 2000 (commencement of operations) through October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended and for the period February 28, 2000 through October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.



                                                   /s/ KPMG LLP


New York, New York
December 11, 2002











     19 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of the Smith Barney Health Sciences Fund ("Portfolio") are managed under the direction of the Smith Barney Sector Series Inc.'s ("Fund") Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund's directors and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                           NUMBER OF
                                                                 PRINCIPAL               PORTFOLIOS IN         OTHER
                             POSITION(S)  TERM OF OFFICE*       OCCUPATION(S)            FUND COMPLEX      DIRECTORSHIPS
                                 HELD      AND LENGTH OF        DURING PAST               OVERSEEN BY         HELD BY
NAME, ADDRESS AND AGE         WITH FUND     TIME SERVED          FIVE YEARS                 DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS:

Herbert Barg                  Director         Since        Retired                           44               None
1460 Drayton Lane                              2000
Wynnewood, PA 19096
Age 79

Dwight B. Crane               Director         Since        Professor, Harvard Business       51               None
Harvard Business School                        2000         School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 65

Burt N. Dorsett               Director         Since        President of Dorsett McCabe       28               None
201 East 62nd Street                           2000         Capital Management Inc.;
New York, NY 10021                                          Chief Investment Officer of
Age 72                                                      Leeb Capital Management, Inc.

Elliot S. Jaffe               Director         Since        Chairman of the Board             28      Zweig Total Return Fund;
The Dress Barn Inc.                            2000         of The Dress Barn Inc.                    Zweig Fund, Inc.
Executive Office
30 Dunnigan Drive
Suffern, NY 10901
Age 76

Stephen E. Kaufman            Director         Since        Attorney                          62               None
Stephen E. Kaufman PC                          2000
277 Park Avenue, 47th Floor
New York, NY 10172
Age 70

Joseph J. McCann              Director         Since        Retired                           28               None
200 Oak Park Place                             2000
Pittsburgh, PA 15243
Age 72

Cornelius C. Rose, Jr.        Director         Since       Chief Executive Officer of         28               None
Meadowbrook Village                            2000        Performance Learning
Building 1, Apt. 6                                         Systems
West Lebanon, NY 03784
Age 70








     20 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                                           NUMBER OF
                                                                 PRINCIPAL               PORTFOLIOS IN         OTHER
                             POSITION(S)  TERM OF OFFICE*       OCCUPATION(S)            FUND COMPLEX      DIRECTORSHIPS
                                 HELD      AND LENGTH OF        DURING PAST               OVERSEEN BY         HELD BY
NAME, ADDRESS AND AGE         WITH FUND     TIME SERVED          FIVE YEARS                 DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS:

Alfred J. Bianchetti**        Director         Since       Retired                            28               None
19 Circle End Drive                            2000
Ramsey, NJ 07446
Age 80

R. Jay Gerken**               Director/        Since       Managing Director of Salomon       226              None
SSB                           Chairman         2002        Smith Barney Inc. ("SSB");
399 Park Avenue, 4th Floor                                 Chairman, President and Chief
New York, NY 10022                                         Executive Officer of Smith
Age 51                                                     Barney Fund Management LLC
                                                           ("SBFM"), Travelers Investment
                                                           Adviser, Inc. ("TIA") and Citi
                                                           Fund Management Inc.

OFFICERS:

Lewis E. Daidone              Senior Vice      Since       Managing Director of SSB;          N/A              N/A
SSB                           President        2000        Chief Financial Officer and
125 Broad Street, 11th Floor  and Chief                    Treasurer of mutual funds
New York, NY 10004            Administrative               affiliated with Citigroup
Age 45                        Officer                      Inc.; Director and Senior Vice
                                                           President of SBFM and TIA

Richard L. Peteka             Chief Financial  Since       Director of SSB; Director and      N/A              N/A
SSB                           Officer and      2002        Head of Internal Control for
125 Broad Street, 11th Floor  Treasurer                    Citigroup Asset Management
New York, NY 10004                                         U.S. Mutual Fund
Age 41                                                     Administration from 1999-2002;
                                                           Vice President, Head of Mutual
                                                           Fund Administration and
                                                           Treasurer of Oppenheimer
                                                           Capital from 1996-1999

Kaprel Ozsolak                Controller       Since       Vice President of SSB              N/A              N/A
SSB                                            2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 37

Christina T. Sydor            Secretary        Since       Managing Director of SSB;          N/A              N/A
SSB                                            2000        General Counsel and
300 First Stamford Place                                   Secretary of SBFM and TIA
Stamford, CT 06902
Age 51


----------
* EACH DIRECTOR AND OFFICER SERVES UNTIL HIS OR HER RESPECTIVE SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED.

** MR. BIANCHETTI AND MR. GERKEN ARE DIRECTORS WHO ARE "INTERESTED PERSONS" OF THE FUND AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 BECAUSE MR. BIANCHETTI'S SON-IN-LAW IS AN OFFICER OF AN SBFM AFFILIATE AND MR. GERKEN IS AN OFFICER OF SBFM AND ITS AFFILIATES.






     21 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------


For Federal tax purposes the Portfolio hereby designate for the fiscal year ended October 31, 2002:

    o Total long-term capital gains distributions paid by Portfolio of $1,075,678.


















     22 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

    DIRECTORS                            INVESTMENT MANAGER
    Herbert Barg                         Smith Barney Fund Management LLC
    Alfred J. Bianchetti
    Dwight B. Crane                      INVESTMENT SUBADVISER
    Burt N. Dorsett                      Citi Fund Management Inc.
    R. Jay Gerken, Chairman
    Elliot S. Jaffe                      DISTRIBUTORS
    Stephen E. Kaufman                   Salomon Smith Barney Inc.
    Joseph J. McCann                     PFS Distributors, Inc.
    Cornelius C. Rose, Jr.
                                         CUSTODIAN
    OFFICERS                             State Street Bank and
    R. Jay Gerken                          Trust Company
    President and
    Chief Executive Officer              TRANSFER AGENT
                                         Citicorp Trust Bank, fsb.
    Lewis E. Daidone                     125 Broad Street, 11th Floor
    Senior Vice President and            New York, New York 10004
    Chief Administrative Officer
                                         SUB-TRANSFER AGENTS
    Richard L. Peteka                    PFPC Global Fund Services
    Chief Financial Officer              P.O. Box 9699
    and Treasurer                        Providence, Rhode Island
                                         02940-9699
    Kaprel Ozsolak
    Controller                           Primerica Shareholder Services
                                         P.O. Box 9662
    Christina T. Sydor                   Providence, Rhode Island
    Secretary                            02940-9662

     SMITH BARNEY HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Sector Series Inc. -- Smith Barney Health Sciences Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after January 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY HEALTH SCIENCES FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004


For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.



www.smithbarney.com/mutualfunds


                                                     [Salomon Smith Barney logo]
--------------------------------------------------------------------------------
                                                    A member of citigroup [logo]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD02128 12/02                                                            02-4187

================================================================================
                                  SMITH BARNEY
                               SECTOR SERIES INC.
                                  SMITH BARNEY
                                 TECHNOLOGY FUND
================================================================================

               RESEARCH SERIES | ANNUAL REPORT | OCTOBER 31, 2002


                        [LOGO SMITH BARNEY MUTUAL FUNDS]


             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

[GRAPHIC] Research Series

Annual Report o  October 31, 2002
SMITH BARNEY
TECHNOLOGY FUND*

SMITH BARNEY FUND
MANAGEMENT LLC

Smith Barney Fund Management LLC is the investment manager to the Fund. Citi Fund Management Inc. is the subadviser. The Fund's management team follows a systematic and rigorous approach designed to provide appropriate exposure to the market sector.


FUND OBJECTIVE

The Fund seeks long-term capital appreciation by investing primarily in common stocks. The Fund invests at least 80% of its assets in securities of companies principally engaged in offering, using or developing products, processes or services that will provide or will benefit significantly from technological advances and improvements.


FUND FACTS

FUND INCEPTION
--------------------------------------------------------------------------------
February 28, 2000

                                       Class A          Class B          Class L
--------------------------------------------------------------------------------
NASDAQ                                  SBTAX            SBTBX            SBQLX
--------------------------------------------------------------------------------
INCEPTION                              2/28/00          2/28/00          2/28/00
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2002+


                                                 WITHOUT SALES CHARGES(1)

                                        Class A         Class B         Class L
--------------------------------------------------------------------------------
One-Year                                (33.97)%        (34.62)%        (34.62)%
--------------------------------------------------------------------------------
Since Inception++                       (41.01)         (41.49)         (41.49)
--------------------------------------------------------------------------------

                                                 WITH SALES CHARGES(2)

                                        Class A         Class B         Class L
--------------------------------------------------------------------------------
One-Year                                (37.27)%        (37.88)%        (35.92)%
--------------------------------------------------------------------------------
Since Inception++                       (42.13)         (42.15)         (41.71)
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

     ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Since the Portfolio focuses its investments on companies involved in the technology industries, an investment in the Portfolio may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

++   Inception date for Class A, B and L shares is February 28, 2000.

--------------------------------------------------------------------------------

WHAT'S INSIDE
Your Investment in the Smith Barney Technology Fund .......................    1
Letter to Our Shareholders ................................................    2
Historical Performance ....................................................    4
Fund at a Glance ..........................................................    6
Schedule of Investments ...................................................    7
Statement of Assets and Liabilities .......................................    9
Statement of Operations ...................................................   10
Statements of Changes in Net Assets .......................................   11
Notes to Financial Statements .............................................   12
Financial Highlights ......................................................   17
Independent Auditors' Report ..............................................   20
Additional Information ....................................................   21


[LOGO] SMITH BARNEY MUTUAL FUNDS

--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       YOUR INVESTMENT IN THE SMITH BARNEY
                                 TECHNOLOGY FUND
--------------------------------------------------------------------------------


The Smith Barney Technology Fund ("Portfolio") offers investors the opportunity to participate in the long-term growth potential of the technology industry. The Portfolio's management team comprises a seasoned group of investment and research professionals who follow a systematic, rigorous approach designed to provide appropriate exposure to the technology sector.



[GRAPHIC] BRINGING CHANGE AND INNOVATION TO LIFE

Over the past few years, we have seen how profoundly the advancements made in sectors such as technology have transformed our daily lives. Computer applications, wireless communications and biotechnological discoveries have created new investment opportunities. The new and developing sectors of the economy that are involved in bringing these products, services and technologies to life may offer growth potential, and we believe that many investors should consider investing a portion of their portfolios in them.

[GRAPHIC] DIVERSIFICATION IN A TARGETED SECTOR*

An investment in the Portfolio offers investors a way to invest in the broad range of technology companies. The Portfolio's investments may include companies in a wide range of industries such as computer software, electronics, the Internet and communications.

[GRAPHIC] THE BENEFITS OF EXHAUSTIVE FUNDAMENTAL SECURITIES ANALYSIS -- THE RESEARCH SERIES

While most investors recognize that certain sectors drive the economy, we believe it is much more difficult to determine which companies within a particular sector, such as technology, will outperform their competitors over time. The Research Series is a selection of funds built on a foundation of substantial buy-side research. Our team of experienced professionals seeks to offer you an opportunity to invest in the companies it believes are best positioned within their respective industries-companies that may offer growth potential over the long term.

Yet, when investing in a sector fund, it is important to understand that these funds may experience a significant amount of volatility, particularly in the short-term. Investors should maintain a long-term investment horizon, and should remember that sector funds may be appropriate as part of an overall portfolio that has more conservative investments.



-----------
* Please note that because the Portfolio invests in a single industry, its shares do not represent a complete investment program; the value of its shares may fluctuate more than shares invested in a broader range of industries.


          1 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

DEAR SHAREHOLDER,

Enclosed herein is the annual report for the Smith Barney Sector Series Inc. ("Fund") -- Smith Barney Technology Fund ("Portfolio") for the year ended October 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

SPECIAL NOTICE TO SHAREHOLDERS

We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Fund replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

PERFORMANCE REVIEW

For the year ended October 31, 2002, the Portfolio's Class A shares, without sales charges, returned negative 33.97%. In comparison, the Goldman Sachs Technology Index ("Goldman Sachs Index")(1) returned negative 31.59% for the same period.

MANAGEMENT TEAM MARKET OVERVIEW

The technology sector continued its volatile and downward path during the last twelve months. The sector, as measured by the Index, performed more poorly than the broad market (as measured by the S&P 500 Index).(2) In our opinion, this underperformance was due to both a continuing correction of stubbornly high valuations and earnings revisions that have been persistently negative.

We believe that the period actually started off strongly for the technology sector. Following the tragic events of September 11th, expectations had been reduced sharply. As evidence mounted that the U.S. economy would avoid a deep recession, markets rallied sharply through the end of calendar year 2001. Technology stocks significantly outperformed the broader market during this time period, as seasonal buying of PCs and some channel-loading activity led to positive data from the Asian supply chain (such as rising prices for digital memory). Finally, a brief inventory-related order recovery in the semiconductor industry led to some positive earnings surprises in the early part of the calendar year that we believe drove those stocks to outperform.

The absence of any perceived sustainable demand, though, led to double-digit Goldman Sachs Index declines in five out of the next eight months (generating a total decline of 51% from February through September). Exacerbating the lack of demand acceleration was a generally poor investment climate, with news of corporate scandals and the threat of war plaguing the stock markets. In our opinion, the sharpest technology sector declines were associated with steep earnings reductions for both 2002 and 2003, as investors came to realize that a meaningful recovery isn't likely to arrive before late 2003, at the earliest.

In the month of October, many technology stocks recaptured some of their losses through a 22% one-month rally, which has continued into November. We believe that similar to last year, the driving force behind this rally was seasonal order patterns that lead to an improved supply chain outlook, as well as a general sense that stocks had been oversold by the end of the summer.


-----------
1 THE GOLDMAN SACHS INDEX IS A BROAD-BASED MEASURE OF U.S.-TRADED TECHNOLOGY STOCKS. THE INDEX IS COMPRISED OF SIX SUBINDEXES: HARDWARE, COMPUTER SOFTWARE, SERVICES, SEMICONDUCTORS, INTERNET AND MULTIMEDIA NETWORKING. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

2 THE S&P 500 INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX OF 500 WIDELY HELD COMMON STOCKS. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.


      2   SMITH BARNEY SECTOR SERIES INC.  |  2002 Annual Report to Shareholders

MANAGEMENT TEAM PORTFOLIO OVERVIEW

In the past few months, the Portfolio's structure has changed to reflect the themes identified by our global research team. We have moved from an underweight position, versus the Goldman Sachs Index, to an overweight position in Semiconductor stocks, and reduced our overweight in the Computer Software industry. Additionally, we moved from a neutral to an underweight position in Electronic Data Processing, reduced our underweight in Telecommunications Equipment firms, and maintained our underweight to the Electronic Components companies. Currently, we are overweight versus the Goldman Sachs Index in the Computer Software, Semiconductors and Multimedia sectors, and underweight in the Electronic Data Processing, Electronic Data Processing Peripherals, Internet Services and Telecommunications Equipment industries.

Significant transactions that led to these reconfigurations were purchases of Novellus Systems, Inc. and STMicroelectronics N.V., along with sales in Computer Associates International Inc., Computer Sciences Corp., Oracle Corp., Sun Microsystems Inc. and Electronic Data Systems Corp. Purchase transactions made during the period were driven by bottom-up(3) selection, while sales were driven primarily by what we believed to be a deterioration of stock attractiveness, along with risk management considerations.

MANAGEMENT TEAM MARKET AND PORTFOLIO OUTLOOK

Looking ahead, we view the current rally as one based largely on hope and market dynamics rather than one supported by either underlying fundamentals or valuation. Unless the economy recovers rapidly, we think that it is more likely than not that the current optimism will be disappointed by stubbornly slow growth and profit recovery in the technology sector. Within this investment climate, though, certain technology stocks will almost certainly outperform others. Relative earnings performance is key, and at this stage we favor companies that are delivering steady earnings performance, rather than those that are dependent on a spending recovery. Finally, technology investors must still be wary of valuation levels, which even after two years of sharp declines have yet to reach what we believe are attractive levels.

Thank you for your investment in the Smith Barney Sector Series Inc. -- Smith Barney Technology Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ R. Jay Gerken
-----------------
R. Jay Gerken
Chairman

NOVEMBER 18, 2002

THE INFORMATION PROVIDED IN THIS LETTER BY THE MANAGEMENT TEAM REPRESENTS THE OPINION OF THE MANAGEMENT TEAM AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE MANAGEMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER MANAGEMENT TEAMS OR OF THE FIRM AS A WHOLE. FURTHERMORE, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE PORTFOLIO OR THAT THE PERCENTAGE OF THE PORTFOLIO'S ASSETS IN VARIOUS SECTORS WILL REMAIN THE SAME. PLEASE REFER TO PAGES 7 AND 8 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO'S HOLDINGS, THE PORTFOLIO'S PERFORMANCE, AND THE MANAGEMENT TEAM'S VIEWS ARE AS OF OCTOBER 31, 2002 AND ARE SUBJECT TO CHANGE.

-----------
3 BOTTOM-UP INVESTING IS A SEARCH FOR OUTSTANDING PERFORMANCE OF INDIVIDUAL STOCKS BEFORE CONSIDERING THE IMPACT OF ECONOMIC TRENDS.


     3 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES

                                                                   NET ASSET VALUE
                                                          --------------------------------
                                                             BEGINNING              END                INCOME              TOTAL
YEAR ENDED                                                    OF YEAR             OF YEAR             DIVIDENDS          RETURNS(1)+
====================================================================================================================================
10/31/02                                                       $4.21               $2.78                $0.00             (33.97)%
------------------------------------------------------------------------------------------------------------------------------------
10/31/01                                                        9.14                4.21                 0.00             (53.94)
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/00                                          11.40                9.14                 0.00             (19.82)++
====================================================================================================================================
Total                                                                                                   $0.00
====================================================================================================================================

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                                                                    NET ASSET VALUE
                                                             ----------------------------
                                                             BEGINNING              END                INCOME              TOTAL
YEAR ENDED                                                    OF YEAR             OF YEAR             DIVIDENDS          RETURNS(1)+
====================================================================================================================================
10/31/02                                                       $4.16               $2.72                $0.00             (34.62)%
------------------------------------------------------------------------------------------------------------------------------------
10/31/01                                                        9.09                4.16                 0.00             (54.24)
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/00                                          11.40                9.09                 0.00             (20.26)++
====================================================================================================================================
Total                                                                                                   $0.00
====================================================================================================================================

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                                                                   NET ASSET VALUE
                                                             ----------------------------
                                                             BEGINNING              END                INCOME               TOTAL
YEAR ENDED                                                    OF YEAR             OF YEAR             DIVIDENDS          RETURNS(1)+
====================================================================================================================================
10/31/02                                                       $4.16               $2.72                $0.00             (34.62)%
------------------------------------------------------------------------------------------------------------------------------------
10/31/01                                                        9.09                4.16                 0.00             (54.24)
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/00                                          11.40                9.09                 0.00             (20.26)++
====================================================================================================================================
Total                                                                                                   $0.00
====================================================================================================================================

IT IS THE PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.


AVERAGE ANNUAL TOTAL RETURNS+

                                                                                               WITHOUT SALES CHARGES(1)
                                                                                  ------------------------------------------------
                                                                                  CLASS A              CLASS B             CLASS L
====================================================================================================================================
Year Ended 10/31/02                                                               (33.97)%             (34.62)%           (34.62)%
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 10/31/02                                                       (41.01)              (41.49)            (41.49)
====================================================================================================================================
                                                                                                WITH SALES CHARGES(2)
                                                                                  --------------------------------------------------
                                                                                  CLASS A              CLASS B             CLASS L
====================================================================================================================================
Year Ended 10/31/02                                                               (37.27)%             (37.88)%           (35.92)%
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 10/31/02                                                       (42.13)              (42.15)            (41.71)
====================================================================================================================================


     4 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

CUMULATIVE TOTAL RETURNS++

                                                        WITHOUT SALES CHARGES(1)
--------------------------------------------------------------------------------
Class A (Inception* through 10/31/02)                              (75.61)%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/02)                              (76.14)
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/02)                              (76.14)
--------------------------------------------------------------------------------
(1) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE AND DOES NOT REFLECT THE DEDUCTION OF THE APPLICABLE SALES CHARGES WITH RESPECT TO CLASS A AND L SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ("CDSC") WITH RESPECT TO CLASS B AND L SHARES.

(2) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE. IN ADDITION, CLASS A AND L SHARES REFLECT THE DEDUCTION OF THE MAXIMUM INITIAL SALES CHARGES OF 5.00% AND 1.00%, RESPECTIVELY; CLASS B SHARES REFLECT THE DEDUCTION OF A 5.00% CDSC, WHICH APPLIES IF SHARES ARE REDEEMED WITHIN ONE YEAR FROM PURCHASE. THEREAFTER, THIS CDSC DECLINES BY 1.00% PER YEAR UNTIL NO CDSC IS INCURRED. CLASS L SHARES ALSO REFLECT THE DEDUCTION OF A 1.00% CDSC WHICH APPLIES IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.

+ THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

*    INCEPTION DATE FOR CLASS A, B AND L SHARES IS FEBRUARY 28, 2000.


     5 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

SMITH BARNEY TECHNOLOGY FUND AT A GLANCE (UNAUDITED)


VALUE OF $10,000 INVESTED IN CLASS A, B AND L SHARES OF THE SMITH BARNEY TECHNOLOGY FUND VS. GOLDMAN SACHS TECHNOLOGY INDEX+
--------------------------------------------------------------------------------

                          FEBRUARY 2000 -- OCTOBER 2002


            [Data below represents a line chart in the printed piece]

            Smith Barney       Smith Barney      Smith Barney      Goldman Sachs
           Technology Fund   Technology Fund   Technology Fund   Technology Fund
            Class A Shares    Class B Shares    Class L Shares        Index
          ----------------   ---------------   ---------------   ---------------
2/28/2000        9500             10000              9900             10000
4/2000           9317             9798               9700             9538
10/2000          7617             7974               7894             7955
4/2001           4717             4921               4872             4839
10/2001          3508             3649               3613             3484
4/2002           3217             3333               3300             3259
10/31/2002       2317             2314               2362             2384


+ Hypothetical illustration of $10,000 invested in Class A, B and L shares on February 28, 2000 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The Goldman Sachs Technology Index is a broad-based unmanaged index composed of companies in hardware, computer, software, services, semi-conductor, Internet and multimedia networking. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                               TOP TEN HOLDINGS++*


 1. MICROSOFT CORP. .............................................       11.4%

 2. INTERNATIONAL BUSINESS MACHINES CORP. .......................        8.0

 3. INTEL CORP. .................................................        6.6

 4. CISCO SYSTEMS, INC. .........................................        6.3

 5. DELL COMPUTER CORP. .........................................        6.1

 6. AOL TIME WARNER INC. ........................................        6.0

 7. ORACLE CORP. ................................................        4.0

 8. APPLIED MATERIALS, INC. .....................................        3.4

 9. STMICROELECTRONICS N.V. .....................................        3.3

10. QUALCOMM INC. ...............................................        2.7



                            INVESTMENT BREAKDOWN++**

            [Data below represents a pie chart in the printed piece]

3.3%   DIVERSIFIED COMMERCIAL SERVICES
1.8%   ELECTRONIC DATA PROCESSING PERIPHERALS
1.1%   OTHER CONSUMER SERVICES
0.3%   DISCOUNT NOTES
27.6%  COMPUTER SOFTWARE
22.4%  ELECTRONIC DATA PROCESSING
13.4%  SEMICONDUCTORS
7.9%   COMPUTER COMMUNICATIONS
6.0%   MULTIMEDIA
5.8%   TELECOMMUNICATIONS EQUIPMENT
5.3%   ELECTRONIC PRODUCTION EQUIPMENT
5.1%   ELECTRONIC DATA PROCESSING SERVICES


++ ALL INFORMATION IS AS OF OCTOBER 31, 2002. PLEASE NOTE THAT THE PORTFOLIO'S HOLDINGS ARE SUBJECT TO CHANGE.

*    AS A PERCENTAGE OF TOTAL COMMON STOCK.

**   AS A PERCENTAGE OF TOTAL INVESTMENTS.


     6 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2002

     SHARES                                                      SECURITY                                                   VALUE
====================================================================================================================================
COMMON STOCK -- 99.7%

COMPUTER COMMUNICATIONS -- 7.9%
       21,100    Ceridian Corp.*                                                                                        $  290,758
      389,004    Cisco Systems, Inc.*                                                                                    4,349,065
       14,395    Computer Sciences Corp.*                                                                                  464,815
       18,100    SunGard Data Systems Inc.*                                                                                401,277
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,505,915
------------------------------------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE -- 27.6%
       55,600    The Bisys Group, Inc.*                                                                                    995,240
      104,400    BMC Software, Inc.*                                                                                     1,664,136
       65,681    Check Point Software Technologies Ltd.*                                                                   905,741
       10,600    DST Systems, Inc.*                                                                                        325,950
      138,900    EMC Corp.*                                                                                                709,779
       90,932    J.D. Edwards & Co.*                                                                                     1,078,453
      154,800    Manugistics Group, Inc.*                                                                                  448,920
       66,600    McDATA Corp.,-- Class B Shares*                                                                           442,890
      147,976    Microsoft Corp.*                                                                                        7,912,277
       13,600    National Instruments Corp.*                                                                               390,184
      270,815    Oracle Corp.*                                                                                           2,759,605
       53,500    PeopleSoft, Inc.*                                                                                         968,350
       38,900    VERITAS Software Corp.*                                                                                   593,225
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        19,194,750
------------------------------------------------------------------------------------------------------------------------------------

DIVERSIFIED COMMERCIAL SERVICES -- 3.3%
       31,300    Concord EFS, Inc.*                                                                                        446,964
       63,200    Paychex, Inc.                                                                                           1,821,424
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,268,388
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC DATA PROCESSING -- 22.4%
      148,713    Dell Computer Corp.*                                                                                    4,254,679
       20,194    Electronic Data Systems Corp.                                                                             304,122
       49,100    Hewlett-Packard Co.                                                                                       775,780
      267,071    Intel Corp.                                                                                             4,620,328
       70,649    International Business Machines Corp.                                                                   5,577,032
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        15,531,941
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC DATA PROCESSING PERIPHERALS -- 1.8%
      134,971    Network Appliance, Inc.*                                                                                1,210,825
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC DATA PROCESSING SERVICES -- 5.1%
       25,011    Automatic Data Processing Inc.                                                                          1,063,718
       87,760    BEA Systems, Inc.*                                                                                        709,891
       40,168    First Data Corp.                                                                                        1,403,470
       11,700    Fiserv, Inc.*                                                                                             365,508
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,542,587
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC PRODUCTION EQUIPMENT -- 5.3%
      156,382    Applied Materials, Inc.*                                                                                2,350,421
       43,000    Novellus Systems, Inc.*                                                                                 1,358,800
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,709,221
------------------------------------------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

      7 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 2002


     SHARES                                                      SECURITY                                                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
MULTIMEDIA -- 6.0%
      283,078    AOL Time Warner Inc.*                                                                               $   4,175,400
------------------------------------------------------------------------------------------------------------------------------------

OTHER CONSUMER SERVICES -- 1.1%
       12,365    eBay Inc.*                                                                                                781,963
------------------------------------------------------------------------------------------------------------------------------------

SEMICONDUCTORS -- 13.4%
      346,789    Agere Systems Inc.-- Class A Shares*                                                                      301,706
       28,700    Altera Corp.*                                                                                             336,364
       58,214    Linear Technology Corp.                                                                                 1,609,035
       22,200    Marvell Technology Group Ltd.*                                                                            359,862
       57,900    Maxim Integrated Products, Inc.*                                                                        1,843,536
       75,400    Micron Technology, Inc.*                                                                                1,206,400
      115,483    STMicroelectronics N.V.                                                                                 2,271,551
       59,482    Texas Instruments Inc.                                                                                    943,384
       22,327    Xilinx, Inc.*                                                                                             423,990
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,295,828
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT -- 5.8%
       48,500    Amdocs Ltd.*                                                                                              338,530
      106,800    Comverse Technology, Inc.*                                                                                778,572
      219,800    Lucent Technologies Inc.*                                                                                 270,354
       83,000    Motorola, Inc.                                                                                            761,110
       54,260    QUALCOMM Inc.*                                                                                          1,873,055
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,021,621
------------------------------------------------------------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost -- $113,949,765)                                                                                 69,238,439
------------------------------------------------------------------------------------------------------------------------------------

      FACE
     AMOUNT                                                      SECURITY                                                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
DISCOUNT NOTES -- 0.3%
     $214,000    Federal Farm Credit Bank, zero coupon due 11/1/02 (Cost-- $214,000)                                       214,000
====================================================================================================================================
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $114,163,765**)                                                                              $69,452,439
====================================================================================================================================

 *  NON-INCOME PRODUCING SECURITY.

**  AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

     8 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

STATEMENT OF ASSETS AND LIABILITIES                             OCTOBER 31, 2002

ASSETS:
     Investments, at value (Cost -- $114,163,765)                                           $ 69,452,439
     Foreign currency, at value (Cost-- $9,997)                                                   10,255
     Cash                                                                                            349
     Receivable for Fund shares sold                                                             116,086
     Dividends and interest receivable                                                            11,132
     Other receivables                                                                               323
-----------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                             69,590,584
-----------------------------------------------------------------------------------------------------------

LIABILITIES:
     Distribution fees payable                                                                    85,883
     Management fee payable                                                                       85,828
     Payable for Fund shares purchased                                                            60,448
     Accrued expenses                                                                            138,369
-----------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                           370,528
-----------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS                                                                            $ 69,220,056
-----------------------------------------------------------------------------------------------------------

NET ASSETS:
     Par value of capital shares                                                            $     25,299
     Capital paid in excess of par value                                                     267,488,873
     Accumulated net investment loss                                                              (4,182)
     Accumulated net realized loss from security transactions and foreign currencies        (153,578,866)
     Net unrealized depreciation of investments and foreign currencies                       (44,711,068)
-----------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                            $ 69,220,056
-----------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING:
     Class A                                                                                   6,391,746
     ------------------------------------------------------------------------------------------------------
     Class B                                                                                  10,773,142
     ------------------------------------------------------------------------------------------------------
     Class L                                                                                   8,134,040
     ------------------------------------------------------------------------------------------------------

NET ASSET VALUE:
     Class A (and redemption price)                                                               $2.78
     ------------------------------------------------------------------------------------------------------
     Class B *                                                                                    $2.72
     ------------------------------------------------------------------------------------------------------
     Class L **                                                                                   $2.72
     ------------------------------------------------------------------------------------------------------

MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of net asset value per share)                            $2.93
     ------------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                            $2.75
===========================================================================================================

* REDEMPTION PRICE IS NAV OF CLASS B SHARES REDUCED BY A 5.00% CDSC IF SHARES ARE REDEEMED WITHIN ONE YEAR FROM PURCHASE (SEE NOTE 2).

** REDEMPTION PRICE IS NAV OF CLASS L SHARES REDUCED BY A 1.00% CDSC IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

     9 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

STATEMENT OF OPERATIONS                      FOR THE YEAR ENDED OCTOBER 31, 2002


INVESTMENT INCOME:
     Dividends                                                                                                         $  200,877
     Interest                                                                                                               4,815
     Less: Foreign withholding tax                                                                                           (485)
------------------------------------------------------------------------------------------------------------------------------------
     Total Investment Income                                                                                              205,207
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Management fee (Note 2)                                                                                              973,304
     Distribution fees (Note 2)                                                                                           838,636
     Shareholder and system servicing fees                                                                                240,879
     Shareholder communications                                                                                            49,317
     Audit and legal                                                                                                       41,319
     Registration fees                                                                                                     28,651
     Directors' fees                                                                                                       17,659
     Custody                                                                                                               14,212
     Other                                                                                                                 57,497
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL EXPENSES                                                                                                     2,261,474
     Less: Management fee waiver (Note 2)                                                                                (148,733)
------------------------------------------------------------------------------------------------------------------------------------
     NET EXPENSES                                                                                                       2,112,741
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                    (1,907,534)
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
     Realized Loss From:
        Security transactions (excluding short-term securities)                                                       (55,815,887)
        Foreign currency transactions                                                                                      (4,230)
------------------------------------------------------------------------------------------------------------------------------------
     NET REALIZED LOSS                                                                                                (55,820,117)
------------------------------------------------------------------------------------------------------------------------------------
     Change in Net Unrealized Depreciation From:
        Security transactions                                                                                          17,971,603
        Foreign currency transactions                                                                                         258
------------------------------------------------------------------------------------------------------------------------------------
     DECREASE IN NET UNREALIZED DEPRECIATION                                                                           17,971,861
------------------------------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES                                                                        (37,848,256)
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                                                                               $(39,755,790)
====================================================================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

     10 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

STATEMENTS OF CHANGES IN NET ASSETS              FOR THE YEARS ENDED OCTOBER 31,

                                                                                                 2002                    2001
====================================================================================================================================
OPERATIONS:
     Net investment loss                                                                      $ (1,907,534)          $ (2,652,857)
     Net realized loss                                                                         (55,820,117)           (81,987,354)
     (Increase) decrease in net unrealized depreciation                                         17,971,861            (32,652,704)
------------------------------------------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM OPERATIONs                                                    (39,755,790)          (117,292,915)
------------------------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 6):
     Net proceeds from sale of shares                                                           23,320,764             94,527,791
     Net asset value of shares issued in connection with the transfer of
       the Smith Barney Sector Series Global Technology Fund's net assets (Note 7)               4,410,560                    --
     Cost of shares reacquired                                                                 (30,207,033)           (54,188,160)
------------------------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS                             (2,475,709)            40,339,631
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS                                                                         (42,231,499)           (76,953,284)

NET ASSETS:
     Beginning of year                                                                         111,451,555            188,404,839
------------------------------------------------------------------------------------------------------------------------------------
     END OF YEAR*                                                                              $69,220,056           $111,451,555
====================================================================================================================================
* Includes accumulated net investment loss of:                                                     $(4,182)               $(6,030)
====================================================================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.


      11 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies

The Smith Barney Technology Fund ("Portfolio") is a non-diversified investment fund of the Smith Barney Sector Series Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company of 1940, as amended, as an open-end management investment company and consists of this Portfolio and four other separate investment portfolios: Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund, Smith Barney Biotechnology Fund, and Smith
Barney Global Media & Telecommunications Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies followed by the Portfolio are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and the securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization or premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific identification method; (j) direct expenses are charged to each class; management fees and general Portfolio expenses are allocated on the basis of relative net assets; (k) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains to be distributed in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2002, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax difference and income and gains available for distribution under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $1,913,612 and accumulated net realized loss amounting to $1,530,833 have been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


     12 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

In addition, the Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2.  Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The management fee is computed at an annual rate of 0.95% of the average daily net assets. SBFM has delegated the daily management of the Portfolio to Citi Fund Management Inc. ("Subadviser"), an affiliate of SBFM. For services provided to the Portfolio, the manager pays the Subadviser a subadvisory fee computed at an annual rate of 0.65% of the Portfolio's average daily net assets. For the year ended October 31, 2002, SBFM waived a portion of its management fee amounting to $148,733.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS") act as the Portfolio's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder record keeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended October 31, 2002, the Portfolio paid transfer agent fees of $103,002 to CTB.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Portfolio's distributors. In addition, SSB and certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the year ended October 31, 2002, SSB and its affiliates did not receive any brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSConly applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2002, SSB and its affiliates received sales charges of approximately $150,000 and $49,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, for the year ended October 31, 2002, CDSCs paid to SSB and its affiliates were approximately:

                                                       Class B           Class L
================================================================================
CDSCs                                                 $165,000           $10,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively.

For the year ended October 31, 2002, total Distribution Plan fees incurred were as follows:

                                     Class A           Class B           Class L
================================================================================
Distribution Plan Fees               $61,965          $425,986          $350,685
================================================================================

All officers and one Director of the Fund are employees of Citigroup or its affiliates.


     13 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

3.  Investments

During the year ended  October 31, 2002,  the  aggregate  cost of purchases  and
proceeds  from  sales  of  investments  (including  maturities,   but  excluding
short-term securities) were as follows:

================================================================================
Purchases                                                            $75,532,691
--------------------------------------------------------------------------------
Sales                                                                 79,423,549
================================================================================

At October 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $    833,255
Gross unrealized depreciation                                       (61,713,879)
================================================================================
Net unrealized depreciation                                        $(60,880,624)
--------------------------------------------------------------------------------

4.  Repurchase Agreements

The Portfolio purchases, and its custodian takes possession of, U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5.  Concentration of Risk

The Portfolio normally invests at least 80% of its assets in technology related investments. As a result of this concentration policy, the Portfolio's investments may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

The Portfolio's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

6.  Capital Shares

At October 31, 2002, the Portfolio had 800 million shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.


     14 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

Transactions in shares of each class were as follows:

                                                                       YEAR ENDED                                YEAR ENDED
                                                                    OCTOBER 31, 2002                          OCTOBER 31, 2001
                                                             ------------------------------          -------------------------------
                                                                 SHARES          AMOUNT                  SHARES          AMOUNT
====================================================================================================================================
CLASS A
Shares sold                                                    1,990,284       $ 7,496,896             5,479,983      $ 34,213,392
Net asset value of shares issued in connection
  with the transfer of the Smith Barney Sector Series
  Global Technology Fund's net assets (Note 7)                   163,529           882,843                    --                --
Shares reacquired                                             (2,181,900)       (8,455,952)           (4,133,016)      (24,371,506)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                          (28,087)        $ (76,213)            1,346,967     $   9,841,886
====================================================================================================================================
CLASS B
Shares sold                                                    2,439,114       $ 9,436,025             5,334,040      $ 31,838,725
Net asset value of shares issued in connection
  with the transfer of the Smith Barney Sector Series
  Global Technology Fund's net assets (Note 7)                   260,918         1,635,914                    --                --
Shares reacquired                                             (2,804,216)      (10,043,552)           (2,618,929)      (14,883,882)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                         (104,184)      $ 1,028,387             2,715,111      $ 16,954,843
===================================================================================================================================0
CLASS L
Shares Sold                                                    1,483,885       $ 6,387,843             4,601,640      $ 28,475,674
Net asset value of shares issued in connection
  with the transfer of the Smith Barney Sector Series
  Global Technology Fund's net assets (Note 7)                   337,959         1,891,803                    --                --
Shares reacquired                                             (3,089,858)      (11,707,529)           (2,656,734)      (14,932,772)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                       (1,268,014)     $ (3,427,883)            1,944,906      $ 13,542,902
===================================================================================================================================0

7.  Transfer of Net Assets

On November 9, 2001, the Portfolio acquired the assets and certain liabilities of the Smith Barney Sector Series Global Technology Fund pursuant to a plan of reorganization approved by Smith Barney Sector Series Global Technology Fund shareholders on November 7, 2001. Total shares issued by the Portfolio, the total net assets of the Smith Barney Sector Series Global Technology Fund and total net assets of the Portfolio on the date of the transfer were as follows:

                                                                             TOTAL NET ASSETS OF THE
                                               SHARES ISSUED               SMITH BARNEY SECTOR SERIES              TOTAL NET ASSETS
ACQUIRED PORTFOLIO                           BY THE PORTFOLIO                GLOBAL TECHNOLOGY FUND                OF THE PORTFOLIO
====================================================================================================================================
Smith Barney Sector Series Global
  Technology Fund                                 762,406                          $3,600,972                        $125,856,495
====================================================================================================================================

The total net assets of the Smith Barney Sector Series Global Technology Fund before acquisition included unrealized appreciation of $809,588 and accumulated net realized loss of $3,397,737. Total net assets of the Portfolio immediately after the transfer were $129,457,469. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

8. Capital Loss Carryforward

At October 31, 2002, the Portfolio had, for Federal income tax purposes, approximately $137,410,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.


     15 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

The amount and year of expiration for each carryforward loss is indicated below:

                                                   2007                     2008                    2009                    2010
====================================================================================================================================
Carryforward Amounts                              $56,000                $11,939,000             $70,458,000             $54,957,000
====================================================================================================================================

9. Income Tax Information and Distributions to Shareholders

At October 31, 2002 the tax basis components of distributable earnings were:

=========================================================================
Undistributed ordinary income                                         --
-------------------------------------------------------------------------
Accumulated capital losses                                 $(137,409,568)
-------------------------------------------------------------------------
Unrealized depreciation                                      (60,880,366)
=========================================================================

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals.



     16 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

FINANCIAL HIGHLIGHTS

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

CLASS A SHARES                                                                         2002(1)        2001          2000(2)
===========================================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR                                                      $4.21         $9.14         $11.40
---------------------------------------------------------------------------------------------------------------------------
LOSS FROM OPERATIONS:
   Net investment loss(3)                                                               (0.05)        (0.08)         (0.07)
   Net realized and unrealized loss                                                     (1.38)        (4.85)         (2.19)
---------------------------------------------------------------------------------------------------------------------------
Total Loss From Operations                                                              (1.43)        (4.93)         (2.26)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                            $2.78         $4.21         $ 9.14
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                           (33.97)%      (53.94)%       (19.82)%++
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                                                        $17,754       $27,058        $46,363
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)                                                                           1.50%         1.50%          1.52%+
   Net investment loss                                                                  (1.29)        (1.31)         (1.31)+
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                   76%           62%            24%
===========================================================================================================================

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.

(2) FOR THE PERIOD FROM FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(3) THE MANAGER WAIVED A PORTION OF ITS FEES FOR THE YEARS ENDED OCTOBER 31, 2002 AND OCTOBER 31, 2001, AND THE PERIOD ENDED OCTOBER 31, 2000. IF SUCH FEES WERE NOT WAIVED, THE PER SHARE INCREASES TO NET INVESTMENT LOSS AND THE ACTUAL EXPENSE RATIOS WOULD HAVE BEEN AS FOLLOWS:

                         Per Share Increases to           Expense Ratios
                           Net Investment Loss          Without Fee Waiver
                         ----------------------         ------------------
               2002              $0.01                           1.64%
               2001               0.00*                          1.58
               2000               0.00*                          1.60

*    AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

+    ANNUALIZED.


     17 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

CLASS B SHARES                                                                            2002(1)        2001          2000(2)
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR                                                         $4.16         $9.09         $11.40
------------------------------------------------------------------------------------------------------------------------------------
LOSS FROM OPERATIONS:
   Net investment loss(3)                                                                  (0.08)        (0.12)         (0.12)
   Net realized and unrealized loss                                                        (1.36)        (4.81)         (2.19)
------------------------------------------------------------------------------------------------------------------------------------
Total Loss From Operations                                                                 (1.44)        (4.93)         (2.31)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                               $2.72         $4.16         $ 9.09
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                              (34.62)%      (54.24)%       (20.26)%++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                                                           $29,324       $45,266        $74,227
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)                                                                              2.24%         2.25%          2.27%+
   Net investment loss                                                                     (2.04)        (2.06)         (2.06)+
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                       76%           62%            24%
====================================================================================================================================

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.

(2) FOR THE PERIOD FROM FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(3) THE MANAGER WAIVED A PORTION OF ITS FEES FOR THE YEARS ENDED OCTOBER 31, 2002 AND OCTOBER 31, 2001, AND THE PERIOD ENDED OCTOBER 31, 2000. IF SUCH FEES WERE NOT WAIVED, THE PER SHARE INCREASES TO NET INVESTMENT LOSS AND THE ACTUAL EXPENSE RATIOS WOULD HAVE BEEN AS FOLLOWS:

                         Per Share Increases to           Expense Ratios
                           Net Investment Loss          Without Fee Waiver
                         ----------------------         ------------------
               2002              $0.01                           2.39%
               2001               0.00*                          2.33
               2000               0.00*                          2.35

*    AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

+    ANNUALIZED.


     18 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

CLASS L SHARES                                                                              2002(1)        2001         2000(2)
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR                                                          $4.16         $9.09         $11.40
------------------------------------------------------------------------------------------------------------------------------------
LOSS FROM OPERATIONS:
   Net investment loss(3)                                                                   (0.08)        (0.12)         (0.12)
   Net realized and unrealized loss                                                         (1.36)        (4.81)         (2.19)
------------------------------------------------------------------------------------------------------------------------------------
Total Loss From Operations                                                                  (1.44)        (4.93)         (2.31)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                                $2.72         $4.16         $ 9.09
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                               (34.62)%      (54.24)%       (20.26)%++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                                                            $22,142       $39,127        $67,815
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)                                                                               2.24%         2.25%          2.27%+
   Net investment loss                                                                      (2.04)        (2.06)         (2.06)+
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                     76%           62%            24%
====================================================================================================================================

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.

(2) FOR THE PERIOD FROM FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(3) THE MANAGER WAIVED A PORTION OF ITS FEES FOR THE YEARS ENDED OCTOBER 31, 2002 AND OCTOBER 31, 2001, AND THE PERIOD ENDED OCTOBER 31, 2000. IF SUCH FEES WERE NOT WAIVED, THE PER SHARE INCREASES TO NET INVESTMENT LOSS AND THE ACTUAL EXPENSE RATIOS WOULD HAVE BEEN AS FOLLOWS:

                         Per Share Increases to           Expense Ratios
                           Net Investment Loss          Without Fee Waiver
                         ----------------------         ------------------
               2002              $0.01                         2.39%
               2001               0.00*                        2.33
               2000               0.00*                        2.35

*    AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

+    ANNUALIZED.


     19 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF THE SMITH BARNEY SECTOR SERIES INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Technology Fund of Smith Barney Sector Series Inc. ("Fund") as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended and for the period February 28, 2000 (commencement of operations) through October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended and for the period February 28, 2000 through October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

                                                                 /s/ KPMG LLP

New York, New York
December 11, 2002



     20 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of the Smith Barney Technology Fund ("Portfolio") are managed under the direction of the Smith Barney Sector Series Inc.'s ("Fund") Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund's Directors and is available without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                                     NUMBER OF
                                                                                                    PORTFOLIOS IN
                                                    TERM OF OFFICE*            PRINCIPAL            FUND COMPLEX         OTHER
                                 POSITION(S) HELD    AND LENGTH OF       OCCUPATION(S) DURING        OVERSEEN BY    DIRECTORSHIPS
 NAME, ADDRESS AND AGE               WITH FUND        TIME SERVED           PAST FIVE YEARS           DIRECTOR     HELD BY DIRECTOR
====================================================================================================================================
 NON-INTERESTED DIRECTORS:
 Herbert Barg                         Director           Since            Retired                        44              None
 1460 Drayton Lane                                       2000
 Wynnewood, PA 19096
 Age 79

 Dwight B. Crane                      Director           Since            Professor, Harvard Business    51              None
 Harvard Business School                                 2000             School
 Soldiers Field
 Morgan Hall #375
 Boston, MA 02163
 Age 65

 Burt N. Dorsett                      Director           Since            President of Dorsett McCabe    28              None
 201 East 62nd Street                                    2000             Capital Management Inc.;
 New York, NY 10021                                                       Chief Investment Officer
 Age 72                                                                   of Leeb Capital
                                                                          Management, Inc.

 Elliot S. Jaffe                      Director           Since            Chairman of the Board          28     The Dress Barn Inc.;
 The Dress Barn Inc.                                     2000             of The Dress Barn Inc.                Zweig Total Return
 Executive Office                                                                                               Fund; Zweig Fund,
 30 Dunnigan Drive                                                                                              Inc.
 Suffern, NY 10901
 Age 76

 Stephen E. Kaufman                   Director           Since            Attorney                       62              None
 Stephen E. Kaufman PC                                   2000
 277 Park Avenue, 47th Floor
 New York, NY 10172
 Age 70

 Joseph J. McCann                     Director           Since            Retired                        28              None
 200 Oak Park Place                                      2000
 Pittsburgh, PA 15243
 Age 72

 Cornelius C. Rose, Jr.               Director           Since            Chief Executive Officer of     28              None
 Meadowbrook Village                                     2000             Performance Learning
 Building 1, Apt. 6                                                       Systems
 West Lebanon, NY 03784
 Age 70

     21 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

                                                                                                     NUMBER OF
                                                                                                    PORTFOLIOS IN
                                                    TERM OF OFFICE*           PRINCIPAL             FUND COMPLEX         OTHER
                                 POSITION(S) HELD    AND LENGTH OF      OCCUPATION(S) DURING         OVERSEEN BY    DIRECTORSHIPS
 NAME, ADDRESS AND AGE               WITH FUND        TIME SERVED          PAST FIVE YEARS            DIRECTOR     HELD BY DIRECTOR
====================================================================================================================================
 INTERESTED DIRECTORS:

 Alfred J. Biancheti**                Director           Since            Retired                        28              None
 19 Circle End Drive                                     2000
 Ramsey, NJ 07446
 Age 80

 R. Jay Gerken**                      Director/          Since            Managing Director of           226             None
 SSB                                  Chairman           2002             Salomon Smith Barney Inc.
 399 Park Avenue, 4th Floor                                               ("SSB"); Chairman, President
 New York, NY 10022                                                       and Chief Executive Officer
 Age 51                                                                   of Smith Barney Fund Management
                                                                          LLC ("SBFM"), Travelers
                                                                          Investment Adviser, Inc.
                                                                          ("TIA") and Citi Fund
                                                                          Management Inc.

 OFFICERS:

 Lewis E. Daidone                     Senior Vice        Since            Managing Director of SSB;      N/A             N/A
 SSB                                  President          2000             Chief Financial Officer and
 125 Broad Street, 11th Floor         and Chief                           Treasurer of mutual funds
 New York, NY 10004                   Administrative                      affiliated with Citigroup
 Age 45                               Officer                             Inc.; Director and Senior
                                                                          Vice President of SBFM and TIA


 Richard L. Peteka                    Chief              Since            Director of SSB; Director and  N/A             N/A
 SSB                                  Financial          2002             Head of Internal Control for
 125 Broad Street, 11th Floor         Officer and                         Citigroup Asset Management
 New York, NY 10004                   Treasurer                           U.S. Mutual Fund Administration
 Age 41                                                                   from 1999-2002; Vice President,
                                                                          Head of Mutual Fund
                                                                          Adminstration and Treasurer
                                                                          of Oppenheimer Capital from
                                                                          1996-1999

 Kaprel Ozsolak                       Controller         Since            Vice President of SSB          N/A             N/A
 SSB                                                     2002
 125 Broad Street, 11th Floor
 New York, NY 10004
 Age 37

 Christina T. Sydor                   Secretary          Since            Managing Director of SSB;      N/A             N/A
 SSB                                                     2000             General Counsel and
 300 First Stamford Place                                                 Secretary of SBFM and TIA
 Stamford, CT 06902
 Age 51

------------------
* EACH DIRECTOR AND OFFICER SERVES UNTIL HIS OR HER RESPECTIVE SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED.

** MR. BIANCHETTI AND MR. GERKEN ARE DIRECTORS WHO ARE "INTERESTED PERSONS" OF THE FUND AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 BECAUSE MR. BIANCHETTI'S SON-IN-LAW IS AN OFFICER OF AN SBFM AFFILIATE AND MR. GERKEN IS AN OFFICER OF SBFM AND ITS AFFILIATES.




     22 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

SMITH BARNEY
TECHNOLOGY FUND

    DIRECTORS
    Herbert Barg
    Alfred J. Bianchetti
    Dwight B. Crane
    Burt N. Dorsett
    R. Jay Gerken, Chairman
    Elliot S. Jaffe
    Stephen E. Kaufman
    Joseph J. McCann
    Cornelius C. Rose, Jr.

    OFFICERS
    R. Jay Gerken
    President and
    Chief Executive Officer

    Lewis E. Daidone
    Senior Vice President and
    Chief Administrative Officer

    Richard L. Peteka
    Chief Financial Officer
    and Treasurer

    Kaprel Ozsolak
    Controller

    Christina T. Sydor
    Secretary

    INVESTMENT MANAGER
    Smith Barney Fund Management LLC

    INVESTMENT SUBADVISER
    Citi Fund Management Inc.

    DISTRIBUTORS
    Salomon Smith Barney Inc.
    PFS Distributors, Inc.

    CUSTODIAN
    State Street Bank and
      Trust Company

    TRANSFER AGENT
    Citicorp Trust Bank, fsb.
    125 Broad Street, 11th Floor
    New York, New York 10004

    SUB-TRANSFER AGENTS
    PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island
    02940-9699

    Primerica Shareholder Services
    P.O. Box 9662
    Providence, Rhode Island
    02940-9662

Smith Barney Technology Fund
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Sector Series Inc. -- Smith Barney Technology Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after January 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY TECHNOLOGY FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

SALOMON SMITH BARNEY
A member of citigroup [Graphic Logo]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD02129 12/02                                                            02-4153

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                               SECTOR SERIES INC.
                                  SMITH BARNEY
                               BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------

               RESEARCH SERIES | ANNUAL REPORT | OCTOBER 31, 2002









                            [LOGO]  Smith Barney
                                    Mutual Funds

                Your Serious Money. Professionally Managed.(SM)


           -----------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
           -----------------------------------------------------------

[GRAPHIC OMITTED] Research Series

ANNUAL REPORT o OCTOBER 31, 2002

SMITH BARNEY
BIOTECHNOLOGY FUND*

SMITH BARNEY FUND MANAGEMENT LLC

Smith Barney Fund Management LLC is the investment manager to the Fund. Citigroup Asset Management Ltd. is the subadviser. The Fund's management team follows a systematic and rigorous approach designed to provide appropriate exposure to the market sector.

FUND OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its assets in securities of companies principally engaged in, but not limited to, the research, development, application, manufacture and distribution of various biotechnological and biomedical products, services, processes and related technologies.

FUND FACTS

FUND INCEPTION
-------------------------------
August 31, 2000


            CLASS A    CLASS B   CLASS L
--------------------------------------------
NASDAQ      SMBAX      SBBBX     SBBTX
--------------------------------------------
INCEPTION   8/31/00    8/31/00   8/31/00
--------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2002+

                        WITHOUT SALES CHARGES(1)

                    Class A       Class B    Class L
-----------------------------------------------------------
One Year            (35.07)%      (35.53)%   (35.53)%
-----------------------------------------------------------
Since Inception++   (35.75)       (36.23)    (36.23)
-----------------------------------------------------------

                          WITH SALES CHARGES(2)

                    Class A      Class B    Class L
-----------------------------------------------------------
One Year            (38.31)%     (38.76)%   (36.82)%
-----------------------------------------------------------
Since Inception++   (37.26)      (37.12)    (36.53)
-----------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares of the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

    ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Since the Portfolio focuses its investments on companies involved in the biotechnology industries, an investment in the Portfolio may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

++  Inception date for Class A, B and L shares is August 31, 2000.

--------------------------------------------------------------------------------
WHAT'S INSIDE

Your Investment in the Smith Barney
  Biotechnology Fund .............................................   1
Letter to Our Shareholders .......................................   2
Historical Performance ...........................................   5
Fund at a Glance .................................................   7
Schedule of Investments ..........................................   8
Statement of Assets and Liabilities ..............................  10
Statement of Operations ..........................................  11
Statements of Changes in Net Assets ..............................  12
Notes to Financial Statements ....................................  13
Financial Highlights .............................................  18
Independent Auditors' Report .....................................  21
Additional Information ...........................................  22


[LOGO] Smith Barney
       Mutual Funds

YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.(SM)

    ----------------------------------------------------------------------------
    INVESTMENT PRODUCTS: NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
    ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       YOUR INVESTMENT IN THE SMITH BARNEY
                               BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------

The Smith Barney Biotechnology Fund offers investors the opportunity to participate in the long-term growth potential of the biotechnology sector. The Portfolio's management team comprises a seasoned group of investment and research professionals who follow a systematic, rigorous approach designed to provide appropriate exposure to the biotechnology sector.

[GRAPHIC OMITTED] -- DISCOVERIES AND IMPROVEMENTS SPUR INCREASED GROWTH

An accelerated pace of discovery and improvements in development and testing processes have led to significant growth opportunities for many biotechnology companies.

[GRAPHIC OMITTED] -- DIVERSIFICATION IN A TARGETED SECTOR*

The Portfolio offers investors a way to participate in a broad range of companies in the biotechnology sector, both in the U.S. and abroad. The Portfolio's investments may include companies involved in many different areas, including the research, development, application, manufacture and distribution of various biotechnological and biomedical products, services, processes and related technologies.

[GRAPHIC OMITTED] -- THE BENEFITS OF EXHAUSTIVE FUNDAMENTAL SECURITIES ANALYSIS
            -- THE RESEARCH SERIES

While most investors recognize that certain sectors drive the economy, we believe it is much more difficult to determine which companies within a particular sector, such as biotechnology, will outperform their competitors over time. The Research Series is a selection of funds built on a foundation of substantial buy-side research. Our team of experienced professionals seeks to offer you an opportunity to invest in the companies it believes are best positioned within their respective industries -- companies that may offer growth potential over the long term.

Yet, when investing in a sector fund, it is important to understand that these funds may experience a significant amount of volatility, particularly in the short-term. Investors should maintain a long-term investment horizon, and should remember that sector funds may be appropriate as part of an overall portfolio that has more conservative investments.








-----------------
* PLEASE NOTE THAT BECAUSE THE PORTFOLIO INVESTS IN A SINGLE INDUSTRY, ITS SHARES DO NOT REPRESENT A COMPLETE INVESTMENT PROGRAM; THE VALUE OF ITS SHARES MAY FLUCTUATE MORE THAN SHARES INVESTED IN A BROADER RANGE OF INDUSTRIES.


     1 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

DEAR SHAREHOLDER,

Enclosed herein is the annual report for the Smith Barney Sector Series Inc. ("Fund") -- Smith Barney Biotechnology Fund ("Portfolio") for the year ended October 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

PERFORMANCE REVIEW

For the year ended October 31, 2002, the Portfolio's Class A shares, without sales charges, returned negative 35.07%. In comparison, the Dow Jones U.S. Total Market Biotechnology Index ("Dow Jones Biotech Index")(1) and the MSCI ACWI (All Country World Index) Free Index(SM) ("MSCI ACWI Free")(2) returned negative 33.87% and negative 13.92%, respectively, for the same period.

SPECIAL NOTICE TO SHAREHOLDERS

We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Fund replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

MANAGEMENT TEAM MARKET AND PORTFOLIO OVERVIEW

It has been a difficult year for the biotechnology sector, and although the sector has shown some signs of life since the market lows reached in early July, it has not been enough to offset what was a very poor first half of 2002. Specifically, for the 12-month period through October 31, 2002, the biotechnology sector (as measured by our benchmark Index) was down 33.87%, compared with a loss of 15.10% for the broader market, as measured by the S&P 500 Index(3). While the sector has come back from its early July low of down nearly 50% for the year, we believe it has a long way to go.

In our opinion, several factors contributed to the biotechnology sector's poor performance. We believe there has continued to be considerable negative investor sentiment towards the sector, given what many feel were the unreasonable run-up in equity values the sector experienced through late 2000. The high-profile ImClone Systems Inc. scandal is emblematic of what we believe is a disconnect in many cases between maximal media hype and the underlying reality. While the larger, more profitable biotechnology companies have generally had solid underlying businesses, we have witnessed considerable deflation in the expectations for how the advance of genomics(4) would dramatically improve the productivity of the broader biotechnology sector. Although genomics and other so-called "toolkit" stocks have underperformed the biotechnology sector, we


----------
1 ON OCTOBER 17, 2001 THE PORTFOLIO HAD CHANGED ITS PERFORMANCE BENCHMARK TO THE DOW JONES BIOTECH INDEX. THE INDEX IS A MARKET CAP WEIGHTED INDEX BASED ON THE BIOTECHNOLOGY SECTOR. THE INDEX IS A SUBSET OF THE DOW JONES U.S. TOTAL MARKET INDEX WHICH IS A MARKET CAP WEIGHTED INDEX BASED ON A 95% REPRESENTATION OF THE UNITED STATES MARKET VALUE AS A WHOLE. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

2 THE MSCI ACWI FREE IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION INDEX THAT IS DEIGNED TO MEASURE EQUITY MARKET PERFORMANCE IN THE GLOBAL DEVELOPED AND EMERGING MARKETS. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

3 THE S&P 500 INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX OF 500 WIDELY HELD COMMON STOCKS. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

4 GENOMICS IS THE BRANCH OF GENETICS THAT STUDIES ORGANISMS IN TERMS OF THEIR GENOMES (THEIR FULL DNA SEQUENCES).


     2 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders think investors have been somewhat indiscriminate in painting all stocks in the sector with the same brush. Finally, disappointing earnings and a poor near-term outlook have severely hurt many stocks in the life sciences industry -- the companies that provide high-tech lab equipment and supplies to the pharmaceutical and biotechnology industries and are considered by many to be part of the biotechnology sector. Thus, despite what we believe to be solid earnings growth and successful new product launches from the profitable biotechnology companies, only one stock in the entire sector -- that of Gilead Sciences, Inc., which the fund does own -- has shown a gain year to date.

We generally attempt to manage a well-diversified portfolio of biotechnology companies across the different disciplines that make up this sector. We hold positions in diversified therapeutic companies or "enablers" (companies producing products which allow other firms to carry out research, either through equipment or information) as well as in mid- to late-stage research companies. In managing the Fund's portfolio, we generally evaluate companies on four criteria: profitability (current or near-term), partnerships, products and pipeline. Typically, the higher a company rates on each of these criteria, the larger the position we will take in the company. Unlike some other biotechnology funds, we focus on the longer-term outlook for each company, and subsequently have lower turnover than other, more "theme-driven" funds. While we look for global opportunities, the biotechnology sector itself tends to be U.S.-based, and consequently, the Portfolio's holdings are typically made up of over 90% U.S.-domiciled stocks. During the period the Portfolio's benchmark was changed from a global index to the domestic-focused Dow Jones Biotech Index to better reflect this fact.

We believe that the Portfolio has always been broadly diversified, but in the past few months, we have increased its positions in our most-favored holdings, due to what we believe are improving valuations for these companies. Significant transactions made during the period were new purchases of shares of Shire Pharmaceuticals Group PLC, Applera Corp. -- Applied Biosystems Group, Neurocrine Biosciences, Inc. and Charles River Laboratories International, Inc. We added to the Portfolio's holdings in Osi Pharmaceuticals, Inc. and XOMA Ltd. We reduced the Portfolio's holdings in Genentech, Inc., Enzon Inc., IDEC Pharmaceuticals Corp. and Amgen Inc. The purchase transactions were driven by "bottom-up"(5) best ideas (from improved valuations), while sales of holdings were driven primarily by what we believed to be a deterioration of stock fundamentals and momentum, as well as by risk management considerations.

MANAGEMENT TEAM MARKET AND PORTFOLIO OUTLOOK

Looking forward, we remain optimistic. We believe that the troubles the pharmaceutical industry experienced in 2001 and most of 2002 have only heightened their dependence upon the biotechnology industry for innovation in research and new product flow. Many companies have gained enormous and valuable experience in running clinical trials and bringing products to market. A number of companies have become fully integrated -- that is, they have the ability to discover, develop, and eventually market their own drugs. And with a history of developing truly innovative drugs often for conditions overlooked by the pharmaceutical industry, we feel that the biotechnology industry has dodged much of the negative political pressure and related pricing issues faced by the pharmaceutical industry. Over the next 6-12 months, we expect to see continued solid and reliable earnings growth from the profitable companies in the biotechnology sector, as well as important clinical data, regulatory filings, and product approvals across the sector. We hope this positive news will continue to draw investor interest to the sector.



----------
5 BOTTOM-UP INVESTING IS A SEARCH FOR OUTSTANDING PERFORMANCE OF INDIVIDUAL STOCKS BEFORE CONSIDERING THE IMPACT OF ECONOMIC TRENDS.


     3 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

Thank you for your investment in the Smith Barney Biotechnology Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ R. Jay Gerken
-----------------
R. Jay Gerken
Chairman

NOVEMBER 18, 2002

THE INFORMATION PROVIDED IN THIS LETTER BY THE PORTFOLIO MANAGER REPRESENTS THE OPINION OF THE PORTFOLIO MANAGER AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE PORTFOLIO MANAGER AND MAY DIFFER FROM THOSE OF OTHER PORTFOLIO MANAGERS OR OF THE FIRM AS A WHOLE. FURTHERMORE, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE PORTFOLIO OR THAT THE PERCENTAGE OF THE PORTFOLIO'S ASSETS IN VARIOUS SECTORS WILL REMAIN THE SAME. PLEASE REFER TO PAGES 8 AND 9 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO'S HOLDINGS, THE PORTFOLIO'S PERFORMANCE, AND THE PORTFOLIO MANAGER'S VIEWS ARE AS OF OCTOBER 31, 2002 AND ARE SUBJECT TO CHANGE.





     4 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE -- CLASS A SHARES
--------------------------------------------------------------------------------

                                       NET ASSET VALUE
                              ----------------------------
                               BEGINNING            END             INCOME              TOTAL
YEAR ENDED                      OF YEAR           OF YEAR          DIVIDENDS         RETURNS(1)+
------------------------------------------------------------------------------------------------
10/31/02                         $ 6.73           $4.37              $0.00            (35.07)%
------------------------------------------------------------------------------------------------
10/31/01                           9.88            6.73               0.00            (31.88)
------------------------------------------------------------------------------------------------
Inception* -- 10/31/00            11.40            9.88               0.00            (13.33)++
------------------------------------------------------------------------------------------------
Total                                                                $0.00
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE -- CLASS B SHARES
--------------------------------------------------------------------------------

                                       NET ASSET VALUE
                              ----------------------------
                               BEGINNING            END             INCOME              TOTAL
YEAR ENDED                      OF YEAR           OF YEAR          DIVIDENDS         RETURNS(1)+
------------------------------------------------------------------------------------------------
10/31/02                         $ 6.67           $4.30              $0.00            (35.53)%
------------------------------------------------------------------------------------------------
10/31/01                           9.86            6.67               0.00            (32.35)
------------------------------------------------------------------------------------------------
Inception* -- 10/31/00            11.40            9.86               0.00            (13.51)++
------------------------------------------------------------------------------------------------
Total                                                                $0.00
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE -- CLASS L SHARES
--------------------------------------------------------------------------------

                                       NET ASSET VALUE
                              ----------------------------
                               BEGINNING            END             INCOME              TOTAL
YEAR ENDED                      OF YEAR           OF YEAR          DIVIDENDS         RETURNS(1)+
------------------------------------------------------------------------------------------------
10/31/02                         $ 6.67           $4.30              $0.00            (35.53)%
------------------------------------------------------------------------------------------------
10/31/01                           9.86            6.67               0.00            (32.35)
------------------------------------------------------------------------------------------------
Inception* -- 10/31/00            11.40            9.86               0.00            (13.51)++
------------------------------------------------------------------------------------------------
Total                                                                $0.00
------------------------------------------------------------------------------------------------

IT IS THE PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.





     5 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS+
--------------------------------------------------------------------------------

                                                  WITHOUT SALES CHARGES(1)
                                            ------------------------------------
                                            CLASS A      CLASS B     CLASS L
--------------------------------------------------------------------------------
Year Ended 10/31/02                         (35.07)%     (35.53)%    (35.53)%
--------------------------------------------------------------------------------
Inception* through 10/31/02                 (35.75)      (36.23)     (36.23)
--------------------------------------------------------------------------------

                                                   WITH SALES CHARGES(2)
                                            ------------------------------------
                                            CLASS A      CLASS B     CLASS L
--------------------------------------------------------------------------------
Year Ended 10/31/02                         (38.31)%     (38.76)%    (36.82)%
--------------------------------------------------------------------------------
Inception* through 10/31/02                 (37.26)      (37.12)     (36.53)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS+
--------------------------------------------------------------------------------

                                                      WITHOUT SALES CHARGES(1)
--------------------------------------------------------------------------------
Class A (Inception* through 10/31/02)                         (61.67)%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/02)                         (62.28)
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/02)                         (62.28)
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE AND DOES NOT REFLECT THE DEDUCTION OF THE APPLICABLE SALES CHARGES WITH RESPECT TO CLASS A AND L SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ("CDSC") WITH RESPECT TO CLASS B AND L SHARES.

(2) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE. IN ADDITION, CLASS A AND L SHARES REFLECT THE
    DEDUCTION OF THE MAXIMUM INITIAL SALES CHARGES OF 5.00% AND 1.00%, RESPECTIVELY; CLASS B SHARES REFLECT THE DEDUCTION OF A 5.00% CDSC, WHICH APPLIES IF SHARES ARE REDEEMED WITHIN ONE YEAR FROM PURCHASE. THEREAFTER, THE CDSC DECLINES BY 1.00% PER YEAR UNTIL NO CDSC IS INCURRED. CLASS L SHARES ALSO REFLECT THE DEDUCTION OF A 1.00% CDSC WHICH APPLIES IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.

+ THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

*   INCEPTION  DATE FOR CLASS A, B AND L SHARES IS AUGUST 31, 2000.





     6 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY BIOTECHNOLOGY FUND AT A GLANCE
--------------------------------------------------------------------------------

VALUE OF $10,000 INVESTED IN CLASS A, B AND L SHARES OF THE SMITH BARNEY BIOTECHNOLOGY FUND VS. DOW JONES U.S. TOTAL MARKET BIOTECHNOLOGY INDEX AND MSCI ACWI (ALL COUNTRY WORLD INDEX) FREE INDEX(SM)+

--------------------------------------------------------------------------------
                           AUGUST 2000 -- OCTOBER 2002

        [Data below were represented by a graph in the original report.]

                    Smith Barney   Smith Barney    Smith Barney   Dow Jones U.S.
                   Biotechnology   Biotechnology   Biotechnology    Total Market
                        Fund           Fund            Fund        Biotechnology
                  Class A Shares  Class B Shares  Class L Shares      Index
                  --------------  --------------  --------------   -------------
Aug 31, 2000          $9,500          $10,000         $9,900          $10,000
Oct 2000               8,233            8,649          8,563            9,112
Apr 2001               5,908            6,184          6,122            6,695
Oct 2001               5,608            5,851          5,792            6,417
Apr 2002               4,558            4,737          4,689            5,237
Oct 31, 2002           3,642            3,659          3,734            4,246


                     MSCI ACWI
                   (All Country
                   World Index)
                  Free Index(SM)
                  --------------
Aug 31, 2000         $10,000
Oct 2000               9,266
Apr 2001               8,300
Oct 2001               6,935
Apr 2002               7,261
Oct 31, 2002           5,994


+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on August 31, 2000, assuming deduction of the 5.00% and 1.00% maximum initial sales charges at the time of investment for Class A and L shares and the deduction of the maximum 5.00% and 1.00% CDSCs for Class B and L shares, respectively. It also reflects reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The MSCI ACWI (All Country World Index) Free IndexSM ("MSCI ACWI Free") represents the performance of 47 markets in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America. The Dow Jones U.S. Total Market Biotechnology Index ("Dow Jones Biotech Index") measures the performance of U.S. companies that are in genetic research, marketing and development of recombinant DNA products, makers of artificial blood and contract biotechnology researchers. The Dow Jones Biotech Index is one of four sub-groups within the Dow Jones U.S. Healthcare Sector Index. The stocks represented by this index involve investment risks, which may include the loss of principal invested. Each Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

   ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

-----------------------------------------------------------
                        TOP TEN HOLDINGS++*
-----------------------------------------------------------
 1. AMGEN INC. ...................................... 23.0%
 2. MEDIMMUNE, INC. .................................  8.5
 3. GILEAD SCIENCES, INC. ...........................  5.8
 4. AMERSHAM PLC ....................................  4.0
 5. GENETECH, INC. ..................................  4.0
 6. GENZYME CORP. ...................................  3.9
 7. IDEC PHARMACEUTICALS CORP. ......................  3.7
 8. CHIRON CORP. ....................................  3.5
 9. CELLTECH GROUP PLC ..............................  3.3
10. NEUROCRINE BIOSCIENCES, INC. ....................  3.3
------------------------------------------------------------

-----------------------------------------------------------
                  INVESTMENT BREAKDOWN++**
-----------------------------------------------------------

    [Data below were represented by a pie chart in the
                    original report.]

       Biotechnology                          65.1%
       Pharmaceuticals                        21.7%
       Healthcare Equipment and Supplies       6.6%
       Short-Term Investment                   3.4%
       Healthcare                              3.2%


++ ALL INFORMATION IS AS OF OCTOBER 31, 2002. PLEASE NOTE THAT THE PORTFOLIO'S HOLDINGS ARE SUBJECT TO CHANGE.
*   AS A PERCENTAGE OF TOTAL COMMON STOCK.
**  AS A PERCENTAGE OF TOTAL INVESTMENTS.



     7 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2002
--------------------------------------------------------------------------------

     SHARES                      SECURITY                              VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.6%

BIOTECHNOLOGY -- 65.1%
          1,167     Actelion Ltd.+                                   $    44,554
         16,011     Alkermes, Inc.+                                      147,621
         79,894     Amgen Inc.+                                        3,719,865
                    Applera Corp.:
         15,239       Applied Biosystem Group                            308,285
          6,529       Celera Genomics Group+                              53,799
          2,026     BB Biotech AG+                                        82,004
         14,358     Biogen, Inc.+                                        526,795
          4,991     Cell Genesys, Inc.+                                   52,255
          5,661     Charles River Laboratories International, Inc.+      208,042
         14,309     Chiron Corp.+                                        565,206
         18,856     Genentech, Inc.+                                     642,801
         22,565     Genzyme Corp.+                                       628,435
         13,008     IDEC Pharmaceuticals Corp.+                          598,628
         12,556     Immunex Corp.+                                        87,515
          3,404     Invitrogen Corp.+                                     94,904
          5,449     Laboratory Corp. of America Holdings+                131,321
         12,853     Medarex, Inc.+                                        51,026
         53,899     MedImmune, Inc.+                                   1,377,119
         46,892     Millennium Pharmaceuticals, Inc.+                    348,876
          7,337     Monsanto Co.                                         121,281
         11,812     Neurocrine Biosciences, Inc.+                        530,359
          6,703     Protein Design Labs, Inc.+                            55,635
          3,915     Techne Corp.+                                        129,195
          8,256     Vertex Pharmaceuticals Inc.+                         161,900
         39,422     XOMA Ltd.+                                           227,465
--------------------------------------------------------------------------------
                                                                      10,894,886
--------------------------------------------------------------------------------
HEALTHCARE -- 3.2%
         98,442     Celltech Group PLC+                                  538,648
--------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT AND SUPPLIES -- 6.6%
         17,337     Affymetrix, Inc.+                                    452,495
         71,793     Amersham PLC+                                        647,611
--------------------------------------------------------------------------------
                                                                       1,100,106
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 21.7%
         15,543     Abgenix, Inc.+                                       105,692
          3,984     Cambridge Antibody Technology Group PLC+              38,616
          3,409     Celgene Corp.+                                        75,509
          8,513     Cubist Pharmaceuticals, Inc.+                         54,994
          6,613     CV Therapeutics, Inc.+                               158,712
          4,974     Enzon, Inc.+                                          96,496
         26,998     Gilead Sciences, Inc.+                               937,911
          9,163     Human Genome Sciences, Inc.+                          89,523
         20,416     ICOS Corp.+                                          504,479
          8,755     ImClone Systems Inc.+                                 62,695
         11,640     Osi Pharmaceuticals, Inc.+                           201,605
          3,670     Regeneron Pharmaceuticals, Inc.+                      55,527
         11,382     Scios Inc.+                                          328,485
            529     Serono SA                                            294,544



                       SEE NOTES TO FINANCIAL STATEMENTS.


     8 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 2002
--------------------------------------------------------------------------------

     SHARES                      SECURITY                              VALUE
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 21.7% (CONTINUED)
         41,135     Shire Pharmaceuticals Group PLC+                 $   331,188
          9,769     Transkaryotic Therapies, Inc.+                       113,711
          3,701     Trimeris Inc.+                                       195,154
--------------------------------------------------------------------------------
                                                                       3,644,841
--------------------------------------------------------------------------------

                    TOTAL COMMON STOCK
                    (Cost-- $22,502,278)                              16,178,481
--------------------------------------------------------------------------------

      FACE
     AMOUNT                      SECURITY                              VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 3.4%
      $ 566,000     Federal Farm Credit Discount Notes,
                    zero coupon due 11/1/02 (Cost-- $566,000)            566,000
--------------------------------------------------------------------------------

                    TOTAL INVESTMENTS -- 100%
                    (Cost-- $23,068,278*)                            $16,744,481
--------------------------------------------------------------------------------

+  NON-INCOME PRODUCING SECURITY.
*  AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.






                       SEE NOTES TO FINANCIAL STATEMENTS.


     9 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             OCTOBER 31, 2002
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost-- $23,068,278)                    $ 16,744,481
     Cash                                                                   902
     Receivable for Fund shares sold                                     19,446
     Dividends and interest receivable                                    4,387
     Other receivables                                                    1,975
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                    16,771,191
--------------------------------------------------------------------------------
LIABILITIES:
     Payable for Fund shares purchased                                   36,451
     Distribution fees payable                                           21,648
     Management fee payable                                               7,453
     Accrued expenses                                                    80,371
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                  145,923
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $ 16,625,268
--------------------------------------------------------------------------------
NET ASSETS:
     Par value of capital shares                                   $      3,849
     Capital paid in excess of par value                             42,519,876
     Accumulated net investment loss                                     (1,328)
     Accumulated net realized loss from security transactions
       and foreign currencies                                       (19,573,610)
     Net unrealized depreciation of investments and
       foreign currencies                                            (6,323,519)
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $ 16,625,268
--------------------------------------------------------------------------------
SHARES OUTSTANDING:
     Class A                                                          1,008,324
     ---------------------------------------------------------------------------
     Class B                                                          1,196,629
     ---------------------------------------------------------------------------
     Class L                                                          1,644,206
     ---------------------------------------------------------------------------
NET ASSET VALUE:
     Class A (and redemption price)                                       $4.37
     ---------------------------------------------------------------------------
     Class B *                                                            $4.30
     ---------------------------------------------------------------------------
     Class L **                                                           $4.30
     ---------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:

     Class A (net asset value plus 5.26% of net asset value
       per share)                                                         $4.60
     ---------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value
       per share)                                                         $4.34
--------------------------------------------------------------------------------

 * REDEMPTION PRICE IS NAV OF CLASS B SHARES REDUCED BY A 5.00% CDSC IF SHARES ARE REDEEMED LESS THAN ONE YEAR FROM INITIAL PURCHASE (SEE NOTE 2).

** REDEMPTION PRICE IS NAV OF CLASS L SHARES REDUCED BY A 1.00% CDSC IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.






                       SEE NOTES TO FINANCIAL STATEMENTS.


     10 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                      FOR THE YEAR ENDED OCTOBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends                                                     $     14,242
     Interest                                                             3,595
     Less: Foreign withholding tax                                       (1,386)
--------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                             16,451
--------------------------------------------------------------------------------
EXPENSES:
     Management fee (Note 2)                                            213,511
     Distribution fees (Note 2)                                         186,807
     Shareholder and system servicng fees                                43,018
     Shareholder communications                                          27,238
     Custody                                                             25,164
     Audit and legal                                                     21,637
     Registration fees                                                   18,997
     Directors' fees                                                     11,022
     Other                                                               32,483
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                     579,877
     Less: Management fee waiver (Note 2)                              (115,501)
--------------------------------------------------------------------------------
     NET EXPENSES                                                       464,376
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                    (447,925)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 4):
     Realized Gain (Loss) From:
       Security transactions (excluding short-term securities)       (8,841,005)
       Foreign currency transactions                                      7,052
--------------------------------------------------------------------------------
     NET REALIZED LOSS                                               (8,833,953)
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation) From:
       Security transactions                                           (456,438)
       Foreign currency transactions                                        182
--------------------------------------------------------------------------------
     INCREASE IN UNREALIZED DEPRECIATION                               (456,256)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES                       (9,290,209)
--------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                              $(9,738,134)
--------------------------------------------------------------------------------






                       SEE NOTES TO FINANCIAL STATEMENTS.


     11 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS              FOR THE YEARS ENDED OCTOBER 31,
--------------------------------------------------------------------------------

                                                     2002               2001
--------------------------------------------------------------------------------
OPERATIONS:
     Net investment loss                         $   (447,925)     $   (590,279)
     Net realized loss                             (8,833,953)      (10,717,644)
     Increase in net unrealized depreciation         (456,256)       (1,226,742)
--------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM OPERATIONS        (9,738,134)      (12,534,665)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
     Net proceeds from sale of shares               4,460,547        13,636,072
     Cost of shares reacquired                     (6,533,716)       (8,618,352)
--------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS
        FROM FUND SHARE TRANSACTIONS               (2,073,169)        5,017,720
--------------------------------------------------------------------------------
DECREASE IN NET ASSETS                            (11,811,303)       (7,516,945)
NET ASSETS:
     Beginning of year                             28,436,571        35,953,516
--------------------------------------------------------------------------------
     END OF YEAR*                                $ 16,625,268      $ 28,436,571
================================================================================
* Includes accumulated net investment loss of:        $(1,328)          $(1,825)
================================================================================







                       SEE NOTES TO FINANCIAL STATEMENTS.


     12 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The  Smith  Barney  Biotechnology  Fund  ("Portfolio"),  a  separate  investment portfolio of the Smith Barney Sector Series Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company of 1940, as amended, as a non-diversified, open-end management investment company. The Fund consists of this Portfolio and four other separate investment portfolios: Smith Barney
Financial Services Fund, Smith Barney Health Sciences Fund, Smith Barney Technology Fund and Smith Barney Global Media & Telecommunications Fund. The financial statements and financial highlights for these portfolios are presented in separate shareholder reports.

The significant accounting policies followed by the Portfolio are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sale was reported on that date are valued at the mean between the bid and asked prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific identification method; (j) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (k) the Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains to be distributed in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; At October 31, 2002, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $441,370 has been reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss, respectively.



     13 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc.
("Citigroup"), acts as investment manager to the Portfolio. The management fee is calculated at an annual rate of 0.95% of the average daily net assets. SBFM has delegated the daily management of the Portfolio to Citigroup Asset Management Ltd., ("CAM"), an affiliate of SBFM. For services provided to the Portfolio, SBFM pays CAM a subadvisory fee computed at an annual rate of 0.65% of the Portfolio's average daily net assets. For the year ended October 31, 2002, SBFM waived a portion of its management fee amounting to $115,501.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2002, the Portfolio paid transfer agent fees of $22,515 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB and certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the year ended October 31, 2002, SSB and its affiliates did not receive any brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2002, SSB received sales charges of approximately $15,000 and $12,000 on sales of the Portfolio's Class A and L shares, respectively. For the year ended October 31, 2002, SSB did not receive any CDSCs.

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively.

For the year ended October 31, 2002, total Distribution Plan fees incurred were as follows:

                                 CLASS A             CLASS B             CLASS L
--------------------------------------------------------------------------------
Distribution Plan Fees           $12,647             $72,983            $101,177
--------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.




     14 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

3. Investments

During the year ended October 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                           $20,430,225
--------------------------------------------------------------------------------

Sales                                                                22,717,852
--------------------------------------------------------------------------------

At  October  31,  2002,  the  aggregate  gross   unrealized   appreciation   and
depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                       $   319,393
Gross unrealized depreciation                                        (9,207,409)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $(8,888,016)
--------------------------------------------------------------------------------

4. Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates.

At October 31, 2002, the Portfolio did not have any open forward foreign currency contracts.

5. Option Contracts

Premiums paid when put or call options are purchased by the Portfolio represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 2002, the Portfolio did not hold any open purchased call or put options.

When the Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.




     15 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. the risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended October 31, 2002, the Portfolio did not enter into any written covered call or put option contracts.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2002, the Portfolio did not have any open futures contracts.

7. Repurchase Agreements

The Portfolio purchases, and its custodian takes possession of, U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

8. Concentration of Risk

The Portfolio normally invests at least 80% of its assets in biotechnology related investments. As a result of this concentration policy, the Portfolio's investment may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

The Portfolio's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.






     16 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

9. Capital Loss Carryforward

At October 31, 2002, the Portfolio had, for Federal income tax purposes, a capital loss carryforward of approximately $17,009,000 available to offset future capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and date of expiration of the carryforward losses for the Portfolio is indicated below. Expiration occurs on October 31 of the year indicated:

                                      2008             2009              2010
--------------------------------------------------------------------------------
Carryforward Amounts                 $22,000        $9,995,000        $6,992,000
--------------------------------------------------------------------------------

10. Income Tax  Information  and  Distributions  to  Shareholders

At October 31, 2002, the tax basis components of distributable earnings were:
--------------------------------------------------------------------------------
Undistributed ordinary income                                                --
--------------------------------------------------------------------------------
Accumulated capital loss                                           $(17,009,391)
--------------------------------------------------------------------------------
Unrealized depreciation                                              (8,887,738)
--------------------------------------------------------------------------------

The difference between book basis and tax basis of unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals.


11. Capital Shares

At October 31, 2002, the Portfolio had 400 million shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                     YEAR ENDED                  YEAR ENDED
                                  OCTOBER 31, 2002             OCTOBER 31, 2001
                               ------------------------     --------------------------
                               SHARES        AMOUNT          SHARES         AMOUNT
-------------------------------------------------------     --------------------------
CLASS A
Shares sold                     423,275    $ 1,993,470       519,806     $ 4,015,254
Shares reacquired              (420,496)    (2,260,800)     (373,491)     (2,851,164)
--------------------------------------------------------------------------------------
Net Increase (Decrease)           2,779    $  (267,330)      146,315     $ 1,164,090
--------------------------------------------------------------------------------------

CLASS B
Shares sold                     186,576    $ 1,120,984       452,685     $ 3,457,895
Shares reacquired              (291,729)    (1,497,102)     (337,575)     (2,450,584)
--------------------------------------------------------------------------------------
Net Increase (Decrease)        (105,153)   $  (376,118)      115,110     $ 1,007,311
--------------------------------------------------------------------------------------

CLASS L
Shares sold                     233,275    $ 1,346,093       802,225     $ 6,162,923
Shares reacquired              (534,242)    (2,775,814)     (455,094)     (3,316,604)
--------------------------------------------------------------------------------------
Net Increase (Decrease)        (300,967)   $(1,429,721)      347,131     $ 2,846,319
--------------------------------------------------------------------------------------





     17 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

CLASS A SHARES                              2002(1)        2001      2000(1)(2)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $6.73         $9.88       $11.40
--------------------------------------------------------------------------------
LOSS FROM OPERATIONS:
   Net investment loss(3)                   (0.08)        (0.10)       (0.04)
   Net realized and unrealized loss         (2.28)        (3.05)       (1.48)
--------------------------------------------------------------------------------
Total Loss From Operations                  (2.36)        (3.15)       (1.52)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $4.37         $6.73       $ 9.88
--------------------------------------------------------------------------------
TOTAL RETURN                               (35.07)%      (31.88)%     (13.33)%++
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000s)             $4,407        $6,769       $8,486
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)                               1.48%         1.50%        1.52%+
   Net investment loss                      (1.41)        (1.40)       (0.78)+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                        91%           74%           1%
--------------------------------------------------------------------------------

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.

(2) FOR THE PERIOD FROM AUGUST 31, 2000 (INCEPTION DATE) TO OCTOBER 31, 2000.

(3) THE MANAGER WAIVED A PORTION OF ITS FEES FOR THE YEARS ENDED OCTOBER 31, 2002 AND 2001, AND THE PERIOD ENDED OCTOBER 31, 2000. IF SUCH FEES WERE NOT WAIVED, THE PER SHARE INCREASE TO NET INVESTMENT LOSS AND THE ACTUAL EXPENSE RATIOS WOULD HAVE BEEN AS FOLLOWS:

                           Per Share Increase to            Expense Ratios
                            Net Investment Loss           Without Fee Waiver
                        --------------------------       ----------------------
                          2002     2001     2000         2002    2001     2000
                        -------  -------  --------       -----   -----   ------
    Class A Shares      $(0.03)  $(0.04)  $(0.00)*       1.98%   1.98%   3.08%+

*   AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

+   ANNUALIZED.






     18 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

CLASS B SHARES                             2002(1)        2001       2000(1)(2)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $6.67         $9.86       $11.40
--------------------------------------------------------------------------------
LOSS FROM OPERATIONS:
   Net investment loss(3)                   (0.12)        (0.16)       (0.05)
   Net realized and unrealized loss         (2.25)        (3.03)       (1.49)
--------------------------------------------------------------------------------
Total Loss From Operations                  (2.37)        (3.19)       (1.54)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $4.30         $6.67       $ 9.86
--------------------------------------------------------------------------------
TOTAL RETURN                               (35.53)%      (32.35)%     (13.51)%++
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000s)             $5,147        $8,687      $11,705
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)                               2.24%         2.25%        2.28%+
   Net investment loss                      (2.17)        (2.15)       (1.51)+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                        91%          74%            1%
--------------------------------------------------------------------------------

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.

(2) FOR THE PERIOD FROM AUGUST 31, 2000 (INCEPTION DATE) TO OCTOBER 31, 2000.

(3) THE MANAGER WAIVED A PORTION OF ITS FEES FOR THE YEARS ENDED OCTOBER 31, 2002 AND 2001, AND THE PERIOD ENDED OCTOBER 31, 2000. IF SUCH FEES WERE NOT WAIVED, THE PER SHARE INCREASE TO NET INVESTMENT LOSS AND THE ACTUAL EXPENSE RATIOS WOULD HAVE BEEN AS FOLLOWS:

                           Per Share Increase to            Expense Ratios
                            Net Investment Loss           Without Fee Waiver
                        --------------------------       ----------------------
                          2002     2001     2000         2002    2001     2000
                        -------  -------  --------       -----   -----   ------
    Class B Shares      $(0.03)  $(0.03)  $(0.00)*       2.77%   2.74%   3.84%+

*   AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

+   ANNUALIZED.








     19 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

CLASS L SHARES                             2002(1)        2001       2000(1)(2)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $6.67         $9.86       $11.40
--------------------------------------------------------------------------------
LOSS FROM OPERATIONS:
   Net investment loss(3)                   (0.12)        (0.16)       (0.06)
   Net realized and unrealized loss         (2.25)        (3.03)       (1.48)
--------------------------------------------------------------------------------
Total Loss From Operations                  (2.37)        (3.19)       (1.54)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $4.30         $6.67       $ 9.86
--------------------------------------------------------------------------------
TOTAL RETURN                               (35.53)%      (32.35)%     (13.51)%++
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000s)             $7,071       $12,980      $15,763
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)                               2.24%         2.25%        2.28%+
   Net investment loss                      (2.17)        (2.15)       (1.51)+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                        91%           74%           1%
--------------------------------------------------------------------------------

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.

(2) FOR THE PERIOD FROM AUGUST 31, 2000 (INCEPTION DATE) TO OCTOBER
    31, 2000.

(3) THE MANAGER WAIVED A PORTION OF ITS FEES FOR THE YEARS ENDED OCTOBER 31, 2002 AND 2001, AND THE PERIOD ENDED OCTOBER 31, 2000. IF SUCH FEES WERE NOT WAIVED, THE PER SHARE INCREASE TO NET INVESTMENT LOSS AND THE ACTUAL EXPENSE RATIOS WOULD HAVE BEEN AS FOLLOWS:

                           Per Share Increase to            Expense Ratios
                            Net Investment Loss           Without Fee Waiver
                        --------------------------       ----------------------
                          2002     2001     2000         2002    2001     2000
                        -------  -------  --------       -----   -----   ------
    Class L Shares      $(0.03)  $(0.03)  $(0.00)*       2.75%   2.74%   3.84%+

*   AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

+   ANNUALIZED.









     20 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF THE SMITH BARNEY SECTOR SERIES INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Biotechnology Fund of Smith Barney Sector Series Inc. ("Fund") as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the two-year period then ended and for the period August 31, 2000 (commencement of operations) through October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended and for the period August 31, 2000 through October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


                                                      /s/ KPMG LLP

New York, New York
December 11, 2002










     21 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of the Smith Barney Biotechnology Fund ("Portfolio") are managed under the direction of the Smith Barney Sector Series Inc. ("Fund")'s Board of Directors. Information pertaining to the Directors and Officers of the Portfolio is set forth below. The Statement of Additional Information includes additional information about the Portfolio's Directors and is available without charge, upon request by calling the Portfolio's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                           NUMBER OF
                                                                 PRINCIPAL               PORTFOLIOS IN         OTHER
                             POSITION(S)  TERM OF OFFICE*       OCCUPATION(S)            FUND COMPLEX      DIRECTORSHIPS
                                 HELD      AND LENGTH OF        DURING PAST               OVERSEEN BY         HELD BY
NAME, ADDRESS AND AGE         WITH FUND     TIME SERVED          FIVE YEARS                 DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS:

Herbert Barg                  Director         Since        Retired                           44               None
1460 Drayton Lane                              2000
Wynnewood, PA 19096
Age 79

Dwight B. Crane               Director         Since        Professor, Harvard Business       51               None
Harvard Business School                        2000         School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 65

Burt N. Dorsett               Director         Since        President of Dorsett McCabe       28               None
201 East 62nd Street                           2000         Capital Management Inc.;
New York, NY 10021                                          Chief Investment
Age 72                                                      Officer of Leeb Capital
                                                            Management, Inc.

Elliot S. Jaffe               Director         Since        Chairman of the Board             28         Zweig Total Return
The Dress Barn Inc.                            2000         of The Dress Barn Inc.                       Fund; Zweig Fund,
Executive Office                                                                                         Inc.
30 Dunnigan Drive
Suffern, NY 10901
Age 76

Stephen E. Kaufman            Director         Since        Attorney                          62               None
Stephen E. Kaufman PC                          2000
277 Park Avenue, 47th Floor
New York, NY 10172
Age 70

Joseph J. McCann              Director         Since        Retired                           28               None
200 Oak Park Place                             2000
Pittsburgh, PA 15243
Age 72

Cornelius C. Rose, Jr.        Director         Since        Chief Executive Officer of        28               None
Meadowbrook Village                            2000         Performance Learning
Bldg. 1, Apt. 6                                             Systems
West Lebanon, NY 03784
Age 70






     22 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                                           NUMBER OF
                                                                 PRINCIPAL               PORTFOLIOS IN         OTHER
                             POSITION(S)  TERM OF OFFICE*       OCCUPATION(S)            FUND COMPLEX      DIRECTORSHIPS
                                 HELD      AND LENGTH OF        DURING PAST               OVERSEEN BY         HELD BY
NAME, ADDRESS AND AGE         WITH FUND     TIME SERVED          FIVE YEARS                 DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS:

Alfred J. Bianchetti**        Director         Since        Retired                           28               None
19 Circle End Drive                            2000
Ramsey, NJ 07446
Age 80

R. Jay Gerken**               Director/        Since        Managing Director of SSB          226              None
Salomon Smith Barney Inc.     Chairman         2002         Chairman, President and
("SSB")                                                     Chief Executive Officer of
399 Park Avenue                                             Smith Barney Fund
New York, NY 10022                                          Management LLC ("SBFM"),
Age 51                                                      Travelers Investment Adviser,
                                                            Inc. ("TIA"), and Citi Fund
                                                            Management Inc.

OFFICERS:

Lewis E. Daidone              Senior Vice      Since        Managing Director of SSB;         N/A              N/A
SSB                           President        2000         Chief Financial Officer and
125 Broad Street, 11th Floor  and Chief                     Treasurer of mutual funds
New York, NY 10004            Administrative                affiliated with Citigroup
Age 45                        Officer                       Inc.; Director and Senior Vice
                                                            President of SBFM and TIA

Richard L. Peteka             Chief Financial  Since        Director of SSB; Director and     N/A              N/A
SSB                           Officer and      2002         Head of Internal Control for
125 Broad Street, 11th Floor  Treasurer                     Citigroup Asset Management
New York, NY 10004                                          U.S. Mutual Fund
Age 41                                                      Administration from 1999-2002;
                                                            Vice President, Head of Mutual
                                                            Fund Administration and
                                                            Treasurer of Oppenheimer
                                                            Capital from 1996-1999

Kaprel Ozsolak                Controller       Since        Vice President of SSB             N/A              N/A
SSB                                            2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 37

Christina T. Sydor            Secretary        Since        Managing Director of SSB;         N/A              N/A
SSB                                            2000         General Counsel and
300 First Stamford Place                                    Secretary of SBFM and TIA
Stamford, CT 06902
Age 51


----------
* DIRECTORS ARE ELECTED UNTIL THE PORTFOLIO'S NEXT ANNUAL MEETING AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

** MR. BIANCHETTI AND MR. GERKEN ARE DIRECTORS WHO ARE "INTERESTED PERSONS" OF THE FUND AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 BECAUSE MR. BIANCHETTI'S SON-IN-LAW IS AN OFFICER OF AN SBFM AFFILIATE AND MR. GERKEN IS AN OFFICER OF SBFM AND ITS AFFILIATES.




     23 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------

   DIRECTORS                             INVESTMENT MANAGER
   Herbert Barg                          Smith Barney Fund
   Alfred J. Bianchetti                    Management LLC
   Dwight B. Crane
   Burt N. Dorsett                       INVESTMENT SUB-ADVISER
   R. Jay Gerken, Chairman               Citigroup Asset Management Ltd.
   Elliot S. Jaffe
   Stephen E. Kaufman                    DISTRIBUTOR
   Joseph J. McCann                      Salomon Smith Barney Inc.
   Cornelius C. Rose, Jr.
                                         CUSTODIAN
   OFFICERS                              State Street Bank and
   R. Jay Gerken                           Trust Company
   President and Chief
   Executive Officer                     TRANSFER AGENT
                                         Citicorp Trust Bank, fsb.
   Lewis E. Daidone                      125 Broad Street, 11th Floor
   Senior Vice President and             New York, New York 10004
   Chief Administrative Officer
                                         SUB-TRANSFER AGENT
   Richard L. Peteka                     PFPC Global Fund Services
   Chief Financial Officer               P.O. Box 9699
   and Treasurer                         Providence, Rhode Island
                                         02940-9699
   Kaprel Ozsolak
   Controller

   Christina T. Sydor
   Secretary

SMITH BARNEY BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Sector Series Inc. -- Smith Barney Biotechnology Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after January 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY BIOTECHNOLOGY FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004


For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.



www.smithbarney.com/mutualfunds


                                                     [Salomon Smith Barney logo]
--------------------------------------------------------------------------------
                                                    A member of citigroup [logo]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD02132 12/02                                                            02-4154

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                               SECTOR SERIES INC.
                                  SMITH BARNEY
                                 GLOBAL MEDIA &
                             TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------

               RESEARCH SERIES | ANNUAL REPORT | OCTOBER 31, 2002










                            [LOGO]  Smith Barney
                                    Mutual Funds

                Your Serious Money. Professionally Managed.(SM)


           -----------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
           -----------------------------------------------------------

[GRAPHIC OMITTED] Research Series

ANNUAL REPORT o OCTOBER 31, 2002

SMITH BARNEY GLOBAL MEDIA &
TELECOMMUNICATIONS FUND*

SMITH BARNEY FUND MANAGEMENT LLC

Smith Barney Fund Management LLC is the investment manager to the Fund. Citi Fund Management Inc. is the subadviser. The Fund's management team follows a systematic and rigorous approach designed to provide appropriate exposure to the market sector.

FUND OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its assets in securities of companies principally engaged in, but not limited to, the development, production, sale and distribution of goods or services used in the broadcast and media industries; companies engaged in design, development, manufacture, distribution or sale of communications services and equipment; and companies that are involved in supplying equipment or services to such companies, as well as companies that offer telephone service, wireless communications, satellite communications, television and movie programming, broadcasting and Internet access.

FUND FACTS

FUND INCEPTION
-------------------------------
August 31, 2000

               CLASS A    CLASS B   CLASS L
--------------------------------------------
NASDAQ         SMTAX       SMTBX     SGMLX
--------------------------------------------
INCEPTION     8/31/00     8/31/00   8/31/00
--------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2002+

                        WITHOUT SALES CHARGES(1)

                     Class A       Class B    Class L
-----------------------------------------------------------
One-Year             (23.59)%     (24.25)%    (24.25)%
-----------------------------------------------------------
Since Inception++    (32.17)      (32.71)     (32.71)
-----------------------------------------------------------


                          WITH SALES CHARGES(2)

                     Class A      Class B     Class L
-----------------------------------------------------------
One-Year             (27.41)%     (28.04)%    (25.76)%
-----------------------------------------------------------
Since Inception++    (33.76)      (33.65)     (33.02)
-----------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

    All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Since the Portfolio focuses its investments on companies involved in the media and telecommunications industries, an investment in the Portfolio may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

++  Inception date for Class A, B and L shares is August 31, 2000.

--------------------------------------------------------------------------------
WHAT'S INSIDE

Your Investment in the Smith Barney
  Global Media & Telecommunications Fund..........................   1
Letter to Our Shareholders .......................................   2
Historical Performance ...........................................   5
Fund at a Glance .................................................   7
Schedule of Investments ..........................................   8
Statement of Assets and Liabilities ..............................  10
Statement of Operations ..........................................  11
Statements of Changes in Net Assets ..............................  12
Notes to Financial Statements ....................................  13
Financial Highlights .............................................  18
Independent Auditors' Report .....................................  21
Additional Information ...........................................  22


[LOGO] Smith Barney
       Mutual Funds

YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.(SM)

    ----------------------------------------------------------------------------
    INVESTMENT PRODUCTS: NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
    ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       YOUR INVESTMENT IN THE SMITH BARNEY
                     GLOBAL MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------

The Smith Barney Global Media & Telecommunications Fund ("Portfolio") offers investors the opportunity to participate in the long-term growth potential of the media and telecommunications industry. The Portfolio's management team comprises a seasoned group of investment and research professionals who follow a systematic, rigorous approach designed to provide appropriate exposure to the media and telecommunications sector on a global basis.

[GRAPHIC OMITTED] -- AN INVESTMENT IN THE FUTURE OF GLOBAL MEDIA AND
                     TELECOMMUNICATIONS

An investment in the Portfolio represents an opportunity to take advantage of the anticipated growth and increasing importance of the media and telecommunications industries. While this sector has seen its fair share of challenges of late, we continue to view its long-term prospects favorably.

[GRAPHIC OMITTED] -- DIVERSIFICATION IN A TARGETED SECTOR*

An investment in the Portfolio offers investors a way to invest in the broad range of companies shaping the media and telecommunications industries, both in the U.S. and abroad. The Portfolio's investments may include companies in a wide range of industries such as broadcasting, media and communications, among others.

[GRAPHIC OMITTED] -- THE BENEFITS OF EXHAUSTIVE FUNDAMENTAL SECURITIES ANALYSIS
                     -- THE RESEARCH SERIES

While most investors recognize that certain sectors drive the economy, we believe it is much more difficult to determine which companies within a particular sector, such as media and telecommunications, will outperform their competitors over time. The Research Series is a selection of funds built on a foundation of substantial buy-side research. Our team of experienced professionals seeks to offer you an opportunity to invest in the companies it believes are best positioned within their respective industries -- companies that may offer the greatest growth potential over the long term.

Yet, when investing in a sector fund, it is important to understand that these funds may experience a significant amount of short-term volatility. Investors should maintain a long-term investment horizon, and should remember that sector funds may be appropriate as part of an overall portfolio that has more conservative investments.








-----------------
* PLEASE NOTE THAT BECAUSE THE PORTFOLIO INVESTS IN A SINGLE INDUSTRY, ITS SHARES DO NOT REPRESENT A COMPLETE INVESTMENT PROGRAM; THE VALUE OF ITS SHARES MAY FLUCTUATE MORE THAN SHARES INVESTED IN A BROADER RANGE OF INDUSTRIES.


     1 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

DEAR SHAREHOLDER,

Enclosed herein is the annual report for the Smith Barney Sector Series Inc. ("Fund") -- Smith Barney Global Media & Telecommunications Fund ("Portfolio") for the year ended October 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

SPECIAL NOTICE TO SHAREHOLDERS

We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Fund replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

PERFORMANCE REVIEW

For the year ended October 31, 2002, the Portfolio's Class A shares, without sales charges, returned negative 23.59%. In comparison, the Portfolio's benchmark, the MSCI ACWI (All Country World Index) Free Index(SM) ("MSCI ACWI Free")(1) returned negative 13.92% for the same period.

MANAGEMENT TEAM MARKET AND PORTFOLIO OVERVIEW

The telecommunication services sector underperformed the broader market significantly during 2002 driven by what we feel is an increasingly competitive operating environment for wireline operators and a sharp falloff in demand, due to the slowing economy. We believe that the wireline sector was adversely affected by three factors: intense competition, consumers' substituting their wireless service for wireline and oversupply of network capacity. These factors disproportionately affected the long-distance industry, whose voice and data growth rates decelerated rapidly during 2002. Local operators were not immune to the same forces, but experienced less of a negative effect than the long-distance sector, because of the more stable and less-competitive nature of the local telephone business. We found that wireless fundamentals remained strong during the period, as the secular shift toward moving more traffic to wireless networks accelerated during 2002, despite the slowing economy. Not only did more subscribers sign up for wireless service, but also the usage per subscriber rose rapidly. However, we feel that the sector is plagued by an industry structure that is unsustainable because there are too many competitors.

Although the media sector as a whole slightly underperformed the market during the period, we feel that this fact does not tell the whole story. The stocks in the media sector have experienced two dramatic moves during the year and performance varied greatly by company and subsector. From June until August of 2002, the entire sector experienced a massive sell-off. We attribute this decline to a number of high-profile bankruptcies and accounting scandals that made this complex, acquisition-intensive sector extremely out-of favor. Economic news of plummeting consumer confidence and increasing chances of a double-digit recession also weighed on the advertising-driven companies and an anticipated rebound in post-9/11 performance



----------
1 THE MSCI ACWI FREE IS A FREE FLOAT-ADJUSTED  MARKET  CAPITALIZATION INDEX THAT
  IS DEIGNED TO MEASURE EQUITY MARKET PERFORMANCE IN THE GLOBAL DEVELOPED AND EMERGING MARKETS. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.


     2 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders
did not materialize. The more capital-intensive subsectors (such as cable and digital broadcast systems) and those that had rapidly consolidated over the years (including ad agencies, radio and media conglomerates) were hit particularly hard. We believe that while some of the underperformance was justified by legitimate concerns about the ad market, high corporate debt ratios and high-profile accounting issues, plenty of good companies with strong brands, cash flow generation and able management teams were oversold.

Since August, the media sector has enjoyed a strong rebound and has significantly outperformed the broader market. We believe the best explanation for the stock strength of the sector was the realization that some concerns were overblown and that most of these stocks were already discounting a lot of bad news. Our valuation calculations supported this theory, as we saw healthy upside potential in a number of media companies, and momentum and profit visibility was turning for the better. Broadcast companies led the charge, as the big advertisers returned to the market looking to protect their market share (TV and radio has remained the best way for these companies to reach a mass audience). We feel that the U.S. advertising market as a whole remains sluggish, as TV and radio are taking advertising market share from print and the internet, and the big improvement in year-over-year revenue growth is distorted by both political advertising spending in 2002 and the relatively easy comparison to weak 2001 results that were negatively impacted by the events of September 11, 2001.

We have  attempted to maintain the  portfolio's  defensive  structure,  which we believe has served it well. The Portfolio is currently overweight the advertising and telecommunications industries, and underweight the Internet and media industries. In the latter half of the period, we have maintained its advertising overweight and Internet underweight, but have brought down the Portfolio's media weighting and increased its telecommunications weight, due to improved valuations and better momentum in telecommunications, and what we believe to be negative sentiment and deteriorating fundamentals in the media and Internet industries.

Significant transactions made during the period were sales or reductions of holdings in Vivendi Universal, Deutsche Telekom AG, Viacom Inc., Class B Shares and ALLTEL Corp. Significant share purchases or increases in holdings included Vodafone Group PLC, AT&T Corp., AT&T Wireless Services Inc. and EchoStar Communications Corp. Purchase transactions were driven by bottom-up(2) best ideas (largely due to improved valuations), while sales were driven primarily by what we believed to be a deterioration of stock fundamentals and momentum, along with risk management considerations.

MANAGEMENT TEAM MARKET AND PORTFOLIO OUTLOOK

From a telecommunications perspective, we have a cautious near-term view on local operators, as we feel that current valuations are not very attractive, and we think that local market fundamentals will remain weak through early 2003, due to economic weakness and the impact of substitution from the wireless segment. Longer-term, we believe the large incumbent local operators will dominate the telecommunications market, due to their large customer base, solid financial strength and large-scale operations.

We remain neutral to negative on the long-distance sector because we believe the competitive intensity, substitution from wireless, capacity oversupply and slowing demand environment are not expected to change in the near-term.


----------
2 BOTTOM-UP  INVESTING IS A SEARCH FOR  OUTSTANDING  PERFORMANCE  OF  INDIVIDUAL
  STOCKS BEFORE CONSIDERING THE IMPACT OF ECONOMIC TRENDS.


     3 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

We maintain a negative outlook on the U.S. wireless industry generally. In our opinion, the U.S. wireless industry has been, and continues to be, plagued by: the continued slowing wireless growth, the risk of further pricing competition, an unsustainable and highly competitive industry structure with six national players and the lack of a clear consolidation path. We feel that consolidation is the key catalyst and driver necessary to resolve the overly competitive industry structure. However, the various possible consolidation scenarios are complicated due to: different technology, ownership structure, control, valuation and regulatory issues. The Federal Communications Commission is in the process of issuing new guidelines governing wireless combinations. We believe the fact that many of the wireless companies are highly leveraged also hinders consolidation in the near term.

In terms of the media market, over the next six months we expect to be overweight media as stock momentum, positive earnings surprises, and valuation look attractive in our opinion, relative to the broader market. Our preference is towards the broadcasters, as we believe earnings visibility for TV and radio advertising looks very good for the next two quarters. Spending in these markets is very broad-based, upfront cancellations are at historical lows and a shortage of inventory seems to be driving large price increases. We believe that the principal risks to our positive stance are a long, drawn-out war with Iraq, automobile advertising spending drying up and difficult comparisons lying ahead in the second half of 2003. We are still neutral on media stocks, longer-term, as we remain concerned about a number of trends including fragmentation, piracy and the use of free cash flow.

Thank you for your investment in the Smith Barney Sector Series Inc. -- Smith Barney Global Media & Telecommunications Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ R. Jay Gerken
-----------------
R. Jay Gerken
Chairman

NOVEMBER 25, 2002

THE INFORMATION PROVIDED IN THIS LETTER BY THE MANAGEMENT TEAM REPRESENTS THE OPINION OF THE MANAGEMENT TEAM AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE MANAGEMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER MANAGEMENT TEAMS OR OF THE FIRM AS A WHOLE. FURTHERMORE, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE PORTFOLIO OR THAT THE PERCENTAGE OF THE PORTFOLIO'S ASSETS IN VARIOUS SECTORS WILL REMAIN THE SAME. PLEASE REFER TO PAGES 8 AND 9 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO'S HOLDINGS, THE PORTFOLIO'S PERFORMANCE AND THE MANAGEMENT TEAM'S VIEWS ARE AS OF OCTOBER 31, 2002 AND ARE SUBJECT TO CHANGE.




     4 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE -- CLASS A SHARES
--------------------------------------------------------------------------------

                                     NET ASSET VALUE
                              ----------------------------
                               BEGINNING            END             INCOME             TOTAL
YEAR ENDED                      OF YEAR           OF YEAR          DIVIDENDS         RETURNS(1)+
--------------------------------------------------------------------------------------------------
10/31/02                        $ 6.40            $ 4.89            $0.00             (23.59)%
--------------------------------------------------------------------------------------------------
10/31/01                         10.48              6.40             0.04             (38.62)
--------------------------------------------------------------------------------------------------
Inception* -- 10/31/00           11.40             10.48             0.00              (8.07)++
--------------------------------------------------------------------------------------------------
Total                                                               $0.04
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE -- CLASS B SHARES
--------------------------------------------------------------------------------

                                     NET ASSET VALUE
                              ----------------------------
                               BEGINNING            END             INCOME             TOTAL
YEAR ENDED                      OF YEAR           OF YEAR          DIVIDENDS         RETURNS(1)+
--------------------------------------------------------------------------------------------------
10/31/02                        $ 6.35            $ 4.81            $0.00             (24.25)%
--------------------------------------------------------------------------------------------------
10/31/01                         10.47              6.35             0.04             (39.09)
--------------------------------------------------------------------------------------------------
Inception* -- 10/31/00           11.40             10.47             0.00              (8.16)++
--------------------------------------------------------------------------------------------------
Total                                                               $0.04
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE -- CLASS L SHARES
--------------------------------------------------------------------------------

                                     NET ASSET VALUE
                              ----------------------------
                               BEGINNING            END             INCOME             TOTAL
YEAR ENDED                      OF YEAR           OF YEAR          DIVIDENDS         RETURNS(1)+
--------------------------------------------------------------------------------------------------
10/31/02                        $ 6.35            $ 4.81            $0.00             (24.25)%
--------------------------------------------------------------------------------------------------
10/31/01                         10.47              6.35             0.04             (39.09)
--------------------------------------------------------------------------------------------------
Inception* -- 10/31/00           11.40             10.47             0.00              (8.16)++
--------------------------------------------------------------------------------------------------
Total                                                               $0.04
--------------------------------------------------------------------------------------------------

IT IS THE PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS+
--------------------------------------------------------------------------------

                                                  WITHOUT SALES CHARGES(1)
                                            ------------------------------------
                                            CLASS A      CLASS B     CLASS L
--------------------------------------------------------------------------------
Year Ended 10/31/02                         (23.59)%     (24.25)%    (24.25)%
--------------------------------------------------------------------------------
Inception* through 10/31/02                 (32.17)      (32.71)     (32.71)
--------------------------------------------------------------------------------

                                                   WITH SALES CHARGES(2)
                                            ------------------------------------
                                            CLASS A      CLASS B     CLASS L
--------------------------------------------------------------------------------
Year Ended 10/31/02                         (27.41)%     (28.04)%    (25.76)%
--------------------------------------------------------------------------------
Inception* through 10/31/02                 (33.76)      (33.65)     (33.02)
--------------------------------------------------------------------------------




     5 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS+
--------------------------------------------------------------------------------

                                                      WITHOUT SALES CHARGES(1)
--------------------------------------------------------------------------------
Class A (Inception* through 10/31/02)                         (56.88)%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/02)                         (57.63)
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/02)                         (57.62)
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE AND DOES NOT REFLECT THE DEDUCTION OF THE APPLICABLE SALES CHARGES WITH RESPECT TO CLASS A AND L SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ("CDSC") WITH RESPECT TO CLASS B AND L SHARES.

(2) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE. IN ADDITION, CLASS A AND L SHARES REFLECT THE
    DEDUCTION OF THE MAXIMUM INITIAL SALES CHARGES OF 5.00% AND 1.00%, RESPECTIVELY; CLASS B SHARES REFLECT THE DEDUCTION OF A 5.00% CDSC, WHICH APPLIES IF SHARES ARE REDEEMED WITHIN ONE YEAR FROM PURCHASE. THEREAFTER, THIS CDSC DECLINES BY 1.00% PER YEAR UNTIL NO CDSC IS INCURRED. CLASS L SHARES ALSO REFLECT THE DEDUCTION OF A 1.00% CDSC, WHICH APPLIES IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.

+ THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

*   INCEPTION DATE FOR CLASS A, B AND L SHARES IS AUGUST 31, 2000.









     6 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND AT A GLANCE (UNAUDITED)
--------------------------------------------------------------------------------

VALUE OF $10,000 INVESTED IN CLASS A, B AND L SHARES OF THE SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND VS. MSCI ACWI (ALL COUNTRY WORLD INDEX) FREE INDEX(SM)+

--------------------------------------------------------------------------------
                           AUGUST 2000 -- OCTOBER 2002

        [Data below were represented by a graph in the original report.]

                    Smith Barney        Smith Barney        Smith Barney
                   Global Media &      Global Media &      Global Media &
                Telecommunications  Telecommunications  Telecommunications
                       Fund                Fund                Fund
                  Class A Shares      Class B Shares      Class L Shares
                ------------------  ------------------  ------------------
Aug 31, 2000          $9,500             $10,000               $9,900
Oct 2000               8,733               9,184                9,092
Apr 2001               7,245               7,593                7,518
Oct 2001               5,361               5,594                5,538
Apr 2002               4,875               5,074                5,015
Oct 31, 2002           4,096               4,111                4,196

                     MSCI ACWI
                   (All Country
                   World Index)
                  Free Index(SM)
                  --------------
Aug 31, 2000         $10,000
Oct 2000               9,266
Apr 2001               8,300
Oct 2001               6,935
Apr 2002               7,261
Oct 31, 2002           5,994

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares on August 31, 2000 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The MSCI ACWI (All Country World Index) Free IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

-----------------------------------------------------------
                     TOP TEN HOLDINGS++*
-----------------------------------------------------------
 1. VODAFONE GROUP PLC .............................. 10.1%
 2. SBC COMMUNICATIONS INC. .........................  8.7
 3. VERIZON COMMUNICATIONS INC. .....................  8.1
 4. BELLSOUTH CORP. .................................  5.1
 5. AT&T CORP. ......................................  4.5
 6. VIACOM INC., CLASS B SHARES .....................  4.3
 7. AT&T WIRELESS SERVICES INC. .....................  4.2
 8. NIPPON TELEGRAPH & TELEPHONE CO. ................  4.1
 9. TELEFONICA, S.A. ................................  3.8
10. AOL TIME WARNER INC. ............................  3.8
-----------------------------------------------------------

-----------------------------------------------------------
                  INVESTMENT BREAKDOWN++*
-----------------------------------------------------------

    [Data below were represented by a pie chart in the
                    original report.]

               United States            63.1%
               United Kingdom           13.7%
               Spain                     4.5%
               Japan                     4.1%
               France                    3.5%
               Italy                     2.7%
               Australia                 2.2%
               Hong Kong                 1.7%
               Mexico                    1.6%
               Germany                   1.3%
               Other                     1.6%

++ ALL  INFORMATION  IS AS OF  OCTOBER  31,  2002.  PLEASE  NOTE THAT  PORTFOLIO
   HOLDINGS ARE SUBJECT TO CHANGE.

*  AS A PERCENTAGE OF TOTAL INVESTMENTS.



     7 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2002
--------------------------------------------------------------------------------

     SHARES                                 SECURITY                                            VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCK -- 100.0%

AUSTRALIA -- 2.2%
        19,335      The News Corp. Ltd. (Media)                                                $ 95,497
-------------------------------------------------------------------------------------------------------
BRAZIL -- 0.7%
         4,655      Tele Norte Leste Participacoes S.A., ADR (Telecommunication Services)        32,213
-------------------------------------------------------------------------------------------------------
FRANCE -- 3.5%
           579      France Telecom S.A. (Telecommunication Services)                              6,626
         3,289      Lagardere S.C.A. (Media)                                                    144,551
-------------------------------------------------------------------------------------------------------
                                                                                                151,177
-------------------------------------------------------------------------------------------------------
GERMANY -- 1.3%
         4,859      Deutsche Telekom AG (Telecommunication Services)                             55,369
-------------------------------------------------------------------------------------------------------
HONG KONG -- 1.7%
       144,337      Pacific Century CyberWorks Ltd.* (Telecommunication Services)                20,357
        49,500      SmarTone Telecommunications Holdings Ltd.* (Telecommunication Services)      52,995
-------------------------------------------------------------------------------------------------------
                                                                                                 73,352
-------------------------------------------------------------------------------------------------------
ITALY -- 2.7%
        12,555      Telecom Italia Mobile S.p.A. (Telecommunication Services)                    58,194
         7,287      Telecom Italia S.p.A. (Telecommunication Services)                           57,758
-------------------------------------------------------------------------------------------------------
                                                                                                115,952
-------------------------------------------------------------------------------------------------------
JAPAN -- 4.1%
            49      Nippon Telegraph & Telephone Co. (Telecommunication Services)               179,212
-------------------------------------------------------------------------------------------------------
MEXICO -- 1.6%
         2,253      Telefonos De Mexico S.A., ADR (Telecommunication Services)                   68,717
-------------------------------------------------------------------------------------------------------
NORWAY -- 0.5%
         6,007      Telenor ASA (Telecommunication Services)                                     21,351
-------------------------------------------------------------------------------------------------------
SOUTH KOREA -- 0.4%
           923      KT Corp. (Telecommunication Services)                                        18,958
-------------------------------------------------------------------------------------------------------
SPAIN -- 4.5%
         2,875      Sogecable, S.A.* (Media)                                                     28,129
        17,501      Telefonica, S.A.* (Telecommunication Services)                              165,698
-------------------------------------------------------------------------------------------------------
                                                                                                193,827
-------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 13.7%
         8,749      British Sky Broadcasting Group PLC* (Media)                                  82,545
        26,911      British Telecommunications PLC* (Telecommunication Services)                 76,359
       272,611      Vodafone Group PLC (Telecommunication Services)                             437,907
-------------------------------------------------------------------------------------------------------
                                                                                                596,811
-------------------------------------------------------------------------------------------------------
UNITED STATES -- 63.1%
           321      ALLTEL Corp. (Telecommunication Services)                                    15,957
        11,042      AOL Time Warner Inc.* (Media)                                               162,870
        15,105      AT&T Corp. (Telecommunication Services)                                     196,969
        26,257      AT&T Wireless Services Inc.* (Telecommunication Services)                   180,386
         8,386      BellSouth Corp. (Telecommunication Services)                                219,294
         1,698      The E.W. Scripps Co., Class A Shares (Media)                                131,068
         4,365      EchoStar Communications Corp.* (Telecommunication Services)                  89,002



                       SEE NOTES TO FINANCIAL STATEMENTS.


     8 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 2002
--------------------------------------------------------------------------------

     SHARES                                 SECURITY                                            VALUE
-------------------------------------------------------------------------------------------------------
UNITED STATES -- 63.1% (CONTINUED)
         3,608      Fox Entertainment Group, Inc.* (Media)                                  $    88,071
        14,024      General Motors Corp., Class H Shares* (Communications Equipment)            138,136
         3,109      The Interpublic Group of Cos., Inc. (Media)                                  37,215
         9,978      Liberty Media Corp.* (Media)                                                 82,518
         2,648      The New York Times Co. (Media)                                              128,190
         2,645      Omnicom Group Inc. (Media)                                                  152,431
        14,681      SBC Communications Inc. (Telecommunication Services)                        376,714
         3,469      Univision Communications Inc.* (Media)                                       89,882
         9,332      Verizon Communications Inc. (Telecommunication Services)                    352,376
         4,211      Viacom Inc., Class B Shares* (Media)                                        187,852
         6,621      The Walt Disney Co. (Media)                                                 110,571
-------------------------------------------------------------------------------------------------------
                                                                                              2,739,502
-------------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost-- $6,867,715**)                                                    $4,341,938
-------------------------------------------------------------------------------------------------------

*   NON-INCOME PRODUCING SECURITY.
**  AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.

    Abbreviation used in this schedule:
    ------------------------------------
    ADR -- American Depository Receipts.












                       SEE NOTES TO FINANCIAL STATEMENTS.


     9 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             OCTOBER 31, 2002
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost-- $6,867,715)                      $ 4,341,938
     Cash                                                                76,329
     Receivable from manager                                             52,187
     Dividends and interest receivable                                   13,283
     Receivable for Fund shares sold                                     10,629
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                     4,494,366
--------------------------------------------------------------------------------
LIABILITIES:
     Payable for Fund shares purchased                                   27,995
     Distribution fees payable                                            5,501
     Accrued expenses                                                    65,284
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                   98,780
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                     $4,395,586
--------------------------------------------------------------------------------
NET ASSETS:
     Par value of capital shares                                         $  910
     Capital paid in excess of par value                             10,176,955
     Accumulated net investment loss                                     (1,326)
     Accumulated net realized loss from security transactions
       and foreign currencies                                        (3,255,425)
     Net unrealized depreciation of investments and foreign
       currencies                                                    (2,525,528)
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                     $4,395,586
--------------------------------------------------------------------------------
SHARES OUTSTANDING:
     Class A                                                           217,739
     ---------------------------------------------------------------------------
     Class B                                                           507,802
     ---------------------------------------------------------------------------
     Class L                                                           184,290
     ---------------------------------------------------------------------------
NET ASSET VALUE:
     Class A (and redemption price)                                      $4.89
     ---------------------------------------------------------------------------
     Class B *                                                           $4.81
     ---------------------------------------------------------------------------
     Class L **                                                          $4.81
     ---------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of net asset value
       per share)                                                        $5.15
     ---------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value
       per share)                                                        $4.86
--------------------------------------------------------------------------------

  * REDEMPTION PRICE IS NAV OF CLASS B SHARES REDUCED BY A 5.00% CDSC IF SHARES ARE REDEEMED WITHIN ONE YEAR FROM PURCHASE (SEE NOTE 2).

 ** REDEMPTION  PRICE IS NAV OF CLASS L SHARES REDUCED BY A 1.00% CDSC IF SHARES
    ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.








                       SEE NOTES TO FINANCIAL STATEMENTS.


     10 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                      FOR THE YEAR ENDED OCTOBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends                                                      $    74,904
     Interest                                                               103
     Less: Foreign withholding tax                                       (2,553)
--------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                             72,454
--------------------------------------------------------------------------------

EXPENSES:
     Distribution fees (Note 2)                                          44,579
     Management fee (Note 2)                                             40,921
     Registration fees                                                   37,267
     Shareholder communications                                          24,119
     Custody                                                             15,013
     Shareholder and system servicing fees                               12,689
     Audit and legal                                                     12,583
     Directors' fees                                                      8,392
     Other                                                               22,835
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                     218,398
     Less: Management fee waiver and expense reimbursement (Note 2)    (109,865)
--------------------------------------------------------------------------------
     NET EXPENSES                                                       108,533
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                     (36,079)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
     Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)         (1,966,819)
     Foreign currency transactions                                        4,796
--------------------------------------------------------------------------------
     NET REALIZED LOSS                                               (1,962,023)
--------------------------------------------------------------------------------

     Change in Net Unrealized Depreciation From:
     Security transactions                                              719,640
     Foreign currency transactions                                          249
--------------------------------------------------------------------------------
     DECREASE IN NET UNREALIZED DEPRECIATION                            719,889
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES                       (1,242,134)
--------------------------------------------------------------------------------

DECREASE IN NET ASSETS FROM OPERATIONS                              $(1,278,213)
--------------------------------------------------------------------------------





                       SEE NOTES TO FINANCIAL STATEMENTS.


     11 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS              FOR THE YEARS ENDED OCTOBER 31,
--------------------------------------------------------------------------------

                                                                    2002              2001
----------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment loss                                        $   (36,079)      $   (80,234)
     Net realized loss                                           (1,962,023)       (1,232,294)
     (Increase) decrease in net unrealized depreciation             719,889        (2,663,441)
----------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM OPERATIONS                      (1,278,213)       (3,975,969)
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                               --           (37,939)
     Dividends in excess of net investment income                        --            (1,211)
----------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS
     TO SHAREHOLDERS                                                     --           (39,150)
----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                             1,114,032         4,096,798
     Net asset value of shares issued for reinvestment
       of dividends                                                      --            37,566
     Cost of shares reacquired                                   (1,581,863)       (2,738,810)
----------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS                                                  (467,831)        1,395,554
----------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS                                           (1,746,044)       (2,619,565)

NET ASSETS:
     Beginning of year                                            6,141,630         8,761,195
----------------------------------------------------------------------------------------------
     END OF YEAR*                                               $ 4,395,586       $ 6,141,630
----------------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                      $(1,326)          $(1,824)
----------------------------------------------------------------------------------------------








                       SEE NOTES TO FINANCIAL STATEMENTS.

     12 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  Significant Accounting Policies

The Smith Barney Global Media & Telecommunications Fund ("Portfolio") is a non-diversified investment fund of the Smith Barney Sector Series Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and four other separate investment portfolios: Smith Barney
Financial Services Fund, Smith Barney Health Sciences Fund, Smith Barney Technology Fund and Smith Barney Biotechnology Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies followed by the Portfolio are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific identification method; (j) direct expenses are charged to each class; management fees and general Portfolio expenses are allocated on the basis of relative net assets; (k) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2002, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $31,780 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled. The Portfolio from time to time may also enter into options and/or futures contracts to hedge market risk.




     13 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

2.  Management Agreement and Other Transactions

Smith Barney Fund Management LLC("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc.
("Citigroup"), acts as investment manager to the Portfolio. The management fee is computed at an annual rate of 0.80% of the average daily net assets. SBFM has delegated the daily management of the Portfolio to Citigroup Asset Management Ltd. ("Subadviser"), an affiliate of SBFM. For services provided to the Portfolio, the manager pays the Subadviser a subadvisory fee computed at an annual rate of 0.50% of the Portfolio's average daily net assets. For the year ended October 31, 2002, SBFM waived all of its management fee amounting to $40,921. In addition, for the year ended October 31, 2002, SBFM has agreed to reimburse expenses of $68,944 to the Portfolio.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2002, the Portfolio paid transfer agent fees of $5,168 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB and certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the year ended October 31, 2002, SSB and its affiliates did not receive any brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2002, SSB did not receive any sales charges or CDSCs for the Portfolio's Class A, B and L shares.

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.

For the year ended October 31, 2002, total Distribution Plan fees incurred were as follows:

                                     CLASS A           CLASS B           CLASS L
--------------------------------------------------------------------------------
Distribution Plan Fees               $2,191            $27,895           $14,493
--------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.





     14 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

3.  Investments

During the year ended  October 31, 2002,  the  aggregate  cost of purchases  and
proceeds  from  sales  of  investments  (including  maturities,   but  excluding
short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                           $ 1,218,745
--------------------------------------------------------------------------------
Sales                                                                 1,691,839
--------------------------------------------------------------------------------

At October 31, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                       $   101,506
Gross unrealized depreciation                                        (2,923,573)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $(2,822,067)
--------------------------------------------------------------------------------

4. Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty be unable to meet the terms of such contracts.

At October 31, 2002, the Portfolio did not have any open forward foreign currency contracts.

5.  Option Contracts

Premiums paid when put or call options are purchased by the Portfolio represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 2002, the Portfolio did not hold any open purchased call or put option contracts.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option




     15 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended October 31, 2002, the Portfolio did not enter into any written call or put option contracts.

6.  Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2002, the Portfolio did not have any open futures contracts.

7.  Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

8.  Concentration of Risks

The Portfolio normally invests at least 80% of its assets in media & telecommunications related investments. As a result of this concentration policy, the Portfolio's investment may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.





     16 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

9.  Capital Shares

At October 31, 2002, the Portfolio had 400 million shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                         YEAR ENDED                  YEAR ENDED
                                      OCTOBER 31, 2002             OCTOBER 31, 2001
                                   --------------------          ---------------------
                                   SHARES        AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------
CLASS A
Shares sold                         103,572    $ 497,151         200,087     $ 1,796,950
Shares issued on reinvestment            --           --           1,039           9,251
Shares reacquired                   (46,955)    (275,780)       (158,061)     (1,349,104)
------------------------------------------------------------------------------------------
Net Increase                         56,617     $221,371          43,065     $   457,097
------------------------------------------------------------------------------------------

CLASS B
Shares sold                          95,510    $ 481,672         105,199     $   945,386
Shares issued on reinvestment            --           --           2,057          18,289
Shares reacquired                   (95,796)    (559,854)        (97,147)       (818,734)
------------------------------------------------------------------------------------------
Net Increase (Decrease)                (286)   $ (78,182)         10,109     $   144,941
------------------------------------------------------------------------------------------

CLASS L
Shares sold                          21,460    $ 135,209         146,357     $ 1,354,462
Shares issued on reinvestment            --           --           1,128          10,026
Shares reacquired                  (134,336)    (746,229)        (71,214)       (570,972)
------------------------------------------------------------------------------------------
Net Increase (Decrease)            (112,876)   $(611,020)         76,271     $   793,516
------------------------------------------------------------------------------------------

10.  Capital Loss Carryforward

At October 31, 2002, the Portfolio had, for Federal income tax purposes, approximately $2,959,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on October 31 of the year indicated:

                                   2008               2009                2010
--------------------------------------------------------------------------------
Carryforward Amounts             $54,000            $975,000          $1,930,000
--------------------------------------------------------------------------------

11. Income Tax Information and Distributions to Shareholders

At October 31, 2002, the tax basis components of distributable earnings were:
--------------------------------------------------------------------------------
Undistributed ordinary income                                                --
--------------------------------------------------------------------------------
Accumulated capital losses                                          $(2,959,134)
--------------------------------------------------------------------------------
Unrealized depreciation                                              (2,821,818)
--------------------------------------------------------------------------------

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals.




     17 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

CLASS A SHARES                                        2002(1)        2001         2000(1)(2)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $ 6.40        $10.48         $11.40
---------------------------------------------------------------------------------------------
LOSS FROM OPERATIONS:
   Net investment loss(3)                              (0.01)        (0.03)         (0.09)
   Net realized and unrealized loss                    (1.50)        (4.01)         (0.83)
---------------------------------------------------------------------------------------------
Total Loss From Operations                             (1.51)        (4.04)         (0.92)
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                  --         (0.04)            --
   Dividends in excess of net investment income           --         (0.00)*           --
---------------------------------------------------------------------------------------------
Total Distributions                                       --         (0.04)            --
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                          $ 4.89        $ 6.40         $10.48
---------------------------------------------------------------------------------------------
TOTAL RETURN                                          (23.59)%      (38.62)%        (8.07)%++
---------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000s)                        $1,065        $1,031         $1,237
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)(4)                                       1.50%         1.50%          1.52%+
   Net investment loss                                 (0.11)        (0.33)         (0.35)+
---------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                   24%           44%             3%
---------------------------------------------------------------------------------------------

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.

(2) FOR THE PERIOD FROM AUGUST 31, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(3) THE MANAGER WAIVED ALL OR A PORTION OF ITS FEES AND/OR REIMBURSED EXPENSES FOR THE YEARS ENDED OCTOBER 31, 2002 AND 2001 AND FOR THE PERIOD ENDED OCTOBER 31, 2000. IF SUCH FEES WERE NOT WAIVED AND EXPENSES NOT REIMBURSED, THE PER SHARE INCREASES TO NET INVESTMENT LOSS AND THE ACTUAL EXPENSE RATIOS WOULD HAVE BEEN AS FOLLOWS:

                      Per Share Increases to        Expense Ratios Without
                        Net Investment Loss    Fee Waivers and/or Reimbursements
                      ----------------------   ---------------------------------
         2002                 $0.12                         3.61%
         2001                  0.18                         3.62
         2000                  0.00*                        7.08+

(4) AS A RESULT OF VOLUNTARY EXPENSE LIMITATIONS, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WILL NOT EXCEED 1.50% FOR CLASS A SHARES.

*   AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

+   ANNUALIZED.







     18 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

CLASS B SHARES                                             2002(1)         2001        2000(1)(2)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                          $ 6.35        $10.47         $11.40
---------------------------------------------------------------------------------------------------
LOSS FROM OPERATIONS:
   Net investment loss(3)                                    (0.05)        (0.09)         (0.10)
   Net realized and unrealized loss                          (1.49)        (3.99)         (0.83)
---------------------------------------------------------------------------------------------------
Total Loss From Operations                                   (1.54)        (4.08)         (0.93)
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                        --         (0.04)            --
   Dividends in excess of net investment income                 --         (0.00)*           --
---------------------------------------------------------------------------------------------------
Total Distributions                                             --         (0.04)            --
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                $ 4.81        $ 6.35         $10.47
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                                (24.25)%      (39.09)%        (8.16)%++
---------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                              $2,444        $3,225         $5,212
---------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)(4)                                             2.25%         2.25%          2.29%+
   Net investment loss                                       (0.81)        (1.08)         (0.36)+
---------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                         24%           44%             3%
---------------------------------------------------------------------------------------------------

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.

(2) FOR THE PERIOD FROM AUGUST 31, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(3) THE MANAGER WAIVED ALL OR A PORTION OF ITS FEES AND/OR REIMBURSED EXPENSES FOR THE YEARS ENDED OCTOBER 31, 2002 AND 2001 AND FOR THE PERIOD ENDED OCTOBER 31, 2000. IF SUCH FEES WERE NOT WAIVED AND EXPENSES NOT REIMBURSED, THE PER SHARE INCREASES TO NET INVESTMENT LOSS AND THE ACTUAL EXPENSE RATIOS WOULD HAVE BEEN AS FOLLOWS:

                      Per Share Increases to        Expense Ratios Without
                        Net Investment Loss    Fee Waivers and/or Reimbursements
                      ----------------------   ---------------------------------
         2002                 $0.12                         4.43%
         2001                  0.17                         4.37
         2000                  0.00*                        7.85+

(4) AS A RESULT OF VOLUNTARY EXPENSE LIMITATIONS, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WILL NOT EXCEED 2.25% FOR CLASS B SHARES.

*   AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

+   ANNUALIZED.









     19 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

CLASS L SHARES                                          2002(1)        2001         2000(1)(2)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                      $ 6.35        $10.47         $11.40
-----------------------------------------------------------------------------------------------
LOSS FROM OPERATIONS:
   Net investment loss(3)                                (0.05)        (0.09)         (0.10)
   Net realized and unrealized loss                      (1.49)        (3.99)         (0.83)
-----------------------------------------------------------------------------------------------
Total Loss From Operations                               (1.54)        (4.08)         (0.93)
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                    --         (0.04)            --
   Dividends in excess of net investment income             --         (0.00)*           --
-----------------------------------------------------------------------------------------------
Total Distributions                                         --         (0.04)            --
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $ 4.81        $ 6.35         $10.47
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                            (24.25)%      (39.09)%        (8.16)%++
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                            $887        $1,886         $2,312
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)(4)                                         2.25%         2.25%          2.28%+
   Net investment loss                                   (0.86)        (1.06)         (0.40)+
-----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                     24%           44%             3%
-----------------------------------------------------------------------------------------------

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.

(2) FOR THE PERIOD FROM AUGUST 31, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(3) THE MANAGER WAIVED ALL OR A PORTION OF ITS FEES AND/OR REIMBURSED EXPENSES FOR THE YEARS ENDED OCTOBER 31, 2002 AND 2001 AND FOR THE PERIOD ENDED OCTOBER 31, 2000. IF SUCH FEES WERE NOT WAIVED AND EXPENSES NOT REIMBURSED, THE PER SHARE INCREASES TO NET INVESTMENT LOSS AND THE ACTUAL EXPENSE RATIOS WOULD HAVE BEEN AS FOLLOWS:

                      Per Share Increases to        Expense Ratios Without
                        Net Investment Loss    Fee Waivers and/or Reimbursements
                      ----------------------   ---------------------------------
         2002                 $0.12                         4.37%
         2001                  0.17                         4.37
         2000                  0.00*                        7.85+

(4) AS A RESULT OF VOLUNTARY EXPENSE LIMITATIONS, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WILL NOT EXCEED 2.25% FOR CLASS L SHARES.

*   AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

+   ANNUALIZED.








     20 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF THE SMITH BARNEY SECTOR SERIES INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Global Media & Telecommunications Fund of Smith Barney Sector Series Inc. ("Fund") as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended and for the period August 31, 2000 (commencement of operations) through October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended and for the period August 31, 2000 through October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


                                                    /s/ KPMG LLP



New York, New York
December 11, 2002










     21 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of the Smith Barney Global Media & Telecommunications Fund ("Portfolio") are managed under the direction of the Smith Barney Sector Series Inc.'s ("Fund") Board of Directors. Information pertaining to the
Directors  and  Officers  of the  Fund is set  forth  below.  The  Statement  of
Additional Information includes additional information about the Fund's Directors and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                           NUMBER OF
                                                                 PRINCIPAL               PORTFOLIOS IN         OTHER
                             POSITION(S)  TERM OF OFFICE*       OCCUPATION(S)            FUND COMPLEX      DIRECTORSHIPS
                                 HELD      AND LENGTH OF        DURING PAST               OVERSEEN BY         HELD BY
NAME, ADDRESS AND AGE         WITH FUND     TIME SERVED          FIVE YEARS                 DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS:

Herbert Barg                  Director         Since        Retired                           44               None
1460 Drayton Lane                              2000
Wynnewood, PA 19096
Age 79

Dwight B. Crane               Director         Since        Professor, Harvard Business       51               None
Harvard Business School                        2000         School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 65

Burt N. Dorsett               Director         Since        President of Dorsett McCabe       28               None
201 East 62nd Street                           2000         Capital Management Inc.;
New York, NY 10021                                          Chief Investment Officer of
Age 72                                                      Leeb Capital Management, Inc.

Elliot S. Jaffe               Director         Since        Chairman of the Board             28             Zweig Total
The Dress Barn Inc.                            2000         of The Dress Barn Inc.                           Return Fund;
Executive Office                                                                                             Zweig Fund, Inc.
30 Dunnigan Drive
Suffern, NY 10901
Age 76

Stephen E. Kaufman            Director         Since        Attorney                          62               None
Stephen E. Kaufman PC                          2000
277 Park Avenue, 47th Floor
New York, NY 10172
Age 70

Joseph J. McCann              Director         Since        Retired                           28               None
200 Oak Park Place                             2000
Pittsburgh, PA 15243
Age 72

Cornelius C. Rose, Jr.        Director         Since        Chief Executive Officer of        28               None
Meadowbrook Village                            2000         Performance Learning
Building 1, Apt. 6                                          Systems
West Lebanon, NY 03784
Age 70






     22 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                                           NUMBER OF
                                                                 PRINCIPAL               PORTFOLIOS IN         OTHER
                             POSITION(S)  TERM OF OFFICE*       OCCUPATION(S)            FUND COMPLEX      DIRECTORSHIPS
                                 HELD      AND LENGTH OF        DURING PAST               OVERSEEN BY         HELD BY
NAME, ADDRESS AND AGE         WITH FUND     TIME SERVED          FIVE YEARS                 DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS:

Alfred J. Bianchetti**        Director         Since        Retired                           28               None
19 Circle End Drive                            2000
Ramsey, NJ 07446
Age 80

R. Jay Gerken**               Director/        Since        Managing Director of Salomon      226              None
SSB                           Chairman         2002         Smith Barney Inc. ("SSB");
399 Park Avenue, 4th Floor                                  Chairman, President and Chief
New York, NY 10022                                          Executive Officer of Smith
Age 51                                                      Barney Fund Management LLC
                                                            ("SBFM"), Travelers Investment
                                                            Adviser, Inc. ("TIA") and Citi
                                                            Fund Management Inc.

OFFICERS:

Lewis E. Daidone              Senior Vice      Since        Managing Director of SSB;         N/A              N/A
SSB                           President        2000         Chief Financial Officer and
125 Broad Street, 11th Floor  and Chief                     Treasurer of mutual funds
New York, NY 10004            Administrative                affiliated with Citigroup Inc.;
Age 45                        Officer                       Director and Senior Vice
                                                            President of SBFM and TIA

Richard L. Peteka             Chief Financial  Since        Director of SSB; Director and     N/A              N/A
SSB                           Officer and      2002         Head of Internal Control for
125 Broad Street, 11th Floor  Treasurer                     Citigroup Asset Management
New York, NY 10004                                          U.S. Mutual Fund
Age 41                                                      Administration from 1999-2002;
                                                            Vice President, Head of Mutual
                                                            Fund Administration and
                                                            Treasurer of Oppenheimer
                                                            Capital from 1996-1999

Kaprel Ozsolak                Controller       Since        Vice President of SSB             N/A              N/A
SSB                                            2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 37

Christina T. Sydor            Secretary        Since        Managing Director of SSB;         N/A              N/A
SSB                                            2000         General Counsel and
300 First Stamford Place                                    Secretary of SBFM and TIA
Stamford, CT 06902
Age 51





----------
* EACH DIRECTOR AND OFFICER SERVES UNTIL HIS OR HER RESPECTIVE SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED.

** MR. BIANCHETTI AND MR. GERKEN ARE DIRECTORS WHO ARE "INTERESTED PERSONS" OF THE FUND AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 BECAUSE MR. BIANCHETTI'S SON-IN-LAW IS AN OFFICER OF AN SBFM AFFILIATE AND MR. GERKEN IS AN OFFICER OF SBFM AND ITS AFFILIATES.




     23 SMITH BARNEY SECTOR SERIES INC. | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
GLOBAL MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------

    DIRECTORS                            INVESTMENT MANAGER
    Herbert Barg                         Smith Barney Fund Management LLC
    Alfred J. Bianchetti
    Dwight B. Crane                      INVESTMENT SUBADVISER
    Burt N. Dorsett                      Citigroup Asset Management Ltd.
    R. Jay Gerken, Chairman
    Elliot S. Jaffe                      DISTRIBUTOR
    Stephen E. Kaufman                   Salomon Smith Barney Inc.
    Joseph J. McCann
    Cornelius C. Rose, Jr.               CUSTODIAN
                                         State Street Bank and
    OFFICERS                             Trust Company
    R. Jay Gerken
    President and                        TRANSFER AGENT
    Chief Executive Officer              Citicorp Trust Bank, fsb.
                                         125 Broad Street, 11th Floor
    Lewis E. Daidone                     New York, New York 10004
    Senior Vice President and
    Chief Administrative Officer         SUB-TRANSFER AGENT
                                         PFPCGlobal Fund Services
    Richard L. Peteka                    P.O. Box 9699
    Chief Financial Officer              Providence, Rhode Island
    and Treasurer                        02940-9699

    Kaprel Ozsolak
    Controller

    Christina T. Sydor
    Secretary

   SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Sector Series Inc. -- Smith Barney Global Media & Telecommunications Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio.

If used as sales material after January 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY GLOBAL MEDIA &
TELECOMMUNICATIONS FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004


For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.


www.smithbarney.com/mutualfunds


                                                     [Salomon Smith Barney logo]
--------------------------------------------------------------------------------
                                                    A member of citigroup [logo]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD02131 12/02                                                            02-4152